UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Diversified Income Fund

October 31, 2016

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Diversified Income Fund at delawareinvestments.com/literature.

Manage your investments online

•	24-hour access to your account
information
•	Obtain share prices
•	Check your account balance
and recent transactions
•	Request statements or literature
•	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2016, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Diversified Income Fund	November 8, 2016

Performance preview (for the year ended October 31, 2016)
Delaware Diversified Income Fund (Institutional Class shares)	1-year return	+4.34%
Delaware Diversified Income Fund (Class A shares)	1-year return	+3.96%
Bloomberg Barclays U.S. Aggregate Index* (benchmark)	1-year return	+4.37%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions. and reflects the reinvestment of all distributions. Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

* Formerly known as the Barclays U.S. Aggregate Index.

The Fund’s fiscal year began with slow global growth and somewhat challenged earnings for companies in the United States. Commodity prices, particularly oil, were in a prolonged slump, and the U.S. dollar rallied. In December 2015, the U.S. Federal Reserve raised the federal funds rate for the first time in nine years, signaling a shift to tighter monetary policy.

Market volatility picked up significantly in January and February 2016 as financial conditions deteriorated in an already slow-growth environment, prompting action by central banks. The European Central Bank injected more stimulus by expanding its quantitative easing program and beginning the purchase of corporate bonds, a significant development. At the same time, the Fed announced that it would go slowly on additional rate hikes, an important dovish signal (that is, policy makers favoring looser, more accommodating policy in an effort to stimulate growth in the economy). The Bank of Japan also added more monetary stimulus. These concerted central bank actions caused a market reversal: Oil prices rose and energy securities rallied, particularly in fixed income. Additionally, yield spreads began to decline significantly.

The summer began with Brexit, the United Kingdom’s vote to leave the European Union.

Although the result was shocking, its effect was tempered as the Bank of England quickly injected more liquidity into the U.K. financial markets, seemingly easing investor anxiety. The Fund’s fiscal year ended with a high degree of uncertainty in the run-up to the U.S. presidential election.

Fund performance

For the fiscal year ended Oct. 31, 2016, Delaware Diversified Income Fund Institutional Class shares returned +4.34%. The Fund’s Class A shares returned +3.96% at net asset value and -0.70% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned +4.37%. For complete, annualized performance of Delaware Diversified Income Fund, please see the table on page 4.

The Fund’s performance was hurt by a defensive position in a rapidly changing market that benefited from central bank stimulus in the winter. Underweights relative to the benchmark index in both the energy and metals-and-mining sectors were primary detractors as the two sectors rallied in the winter and spring.

The Fund had responded to deteriorating market conditions and rising risks before the fiscal year

Portfolio management review

Delaware Diversified Income Fund

began by moving Fund assets from the corporate sector – including investment grade bonds – to more defensive agency mortgage-backed securities (MBS). We also increased the Fund’s exposure to Treasurys, attempting to take some risk off the table as risk premiums widened early in the fiscal period. This limited the gains in the Fund, as it missed the strong rally that resulted from central bank stimuli in February and March. As the markets rebounded, we added back corporate exposure, but we did so conservatively.

We looked for bonds issued by companies that we viewed as having good balance sheet management and resilient product lineups that could withstand what we saw as a continued slow-growth, earnings-and-revenue-challenged environment. This included relatively defensive energy investments, as we focused on companies with less exposure to petroleum price volatility.

Among these were some midstream holdings –pipeline companies – that had been sensitive to oil prices in 2015. Although some of these companies had been downgraded, they were generally in better financial shape, with less leverage, than oil service companies that had made heavy capital expenditures in an effort to capture the significant buildup in shale and offshore-platform exploration.

After oil prices stabilized, these companies began to look more attractive to us. In an environment of lower oil prices, the market gave them the latitude to be somewhat more flexible in their capital-market activities. Holdings included independent energy producers with more stable balance sheets, such as ConocoPhillips, Anadarko Petroleum, and Noble Energy. Elsewhere in the energy sector, we couldn’t keep up with credit markets and energy markets that were significantly rallying, which led to most of the underperformance.

Also detracting were investment grade bonds issued by Enbridge in the energy sector, ArcelorMittal in metals and mining, and high yield bonds issued by Immucor in the pharmaceutical industry, and iHeartCommunications in telecommunications.

Exposure to asset-backed securities (ABS) and collateralized loan obligations (CLOs) detracted somewhat from the Fund’s performance as they missed the full benefit of the bond rally earlier this year.

On the positive side, the Fund benefited from its exposure to finance companies – money-center banks, regional banks, and foreign banks, including large Swiss banks and major U.K. mortgage providers. The Fund also benefited from corporate bonds issued by food and beverage and communications firms that were involved in mergers and acquisitions.

Performance was boosted by an overweight to commercial mortgage-backed securities (CMBS), particularly more defensive investments, including Freddie Mac multifamily securitizations. Individual contributors also included Fannie Mae bonds and 30-year interest rate swaps. The Fund’s overweight to utilities was beneficial, compounded by outperformance versus the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index. Additionally, the Fund gained overall from its allocation to emerging market bonds, which rallied and are not included in the benchmark index.

Throughout the Fund’s fiscal year, corporate fundamentals declined as companies became more levered, balance sheets weakened somewhat, and earnings growth receded. However, there was a slight uptick in earnings in the third quarter of 2016, partly due to the weakening U.S. dollar. During the previous fiscal year, the U.S. dollar had rallied, placing a financial strain on U.S. firms with overseas earnings.

The Fund’s use of derivatives had no material effect on its performance. We used derivatives for a variety of hedging purposes. We employed them either to increase or decrease interest rate sensitivity, to make adjustments in yield curve exposure, or to try to capture the effect of collapsing swap rates, and we recently used credit default swap indices to dial back credit risk. We also used currency futures to reduce currency exposure when it seemed warranted.

The election of Donald Trump shortly after the end of the fiscal period underscores the uncertainties and global risks associated with a series of anti-establishment election results, beginning with the U.K. Brexit vote in June, and that could continue next year with national elections in Italy, France, and Germany. The Fund is positioned for a possible change in the interest rate environment, with exposure to risk reduced through interest rate futures. Emerging markets also generally pose a higher risk related to uncertainty regarding trade pacts. A renewed strengthening of the U.S. dollar also presents heightened emerging market bond risks. A stronger U.S. dollar means that the cost for emerging markets to borrow or repay money in U.S. dollars rises. In addition, returns on bonds in non-U.S. denominations will be lower when converted into U.S. dollars. Compounding that, the heightened perceived risk associated with these tendencies may cause investors to sell emerging markets investments when the U.S. dollar rises.

..

Performance summary

Delaware Diversified Income Fund	October 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2016
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 29, 1997)
Excluding sales charge	+3.96%	+3.20%	+5.68%	+6.84%
Including sales charge	–0.70%	+2.26%	+5.19%	+6.58%
Class C (Est. Oct. 28, 2002)
Excluding sales charge	+3.19%	+2.43%	+4.89%	+5.65%
Including sales charge	+2.19%	+2.43%	+4.89%	+5.65%
Class R (Est. June 2, 2003)
Excluding sales charge	+3.82%	+2.94%	+5.42%	+5.40%
Including sales charge	+3.82%	+2.94%	+5.42%	+5.40%
Institutional Class (Est. Oct. 28, 2002)
Excluding sales charge	+4.34%	+3.46%	+5.94%	+6.70%
Including sales charge	+4.34%	+3.46%	+5.94%	+6.70%
Class R6 (Est. May 2, 2016)
Excluding sales charge	n/a	n/a	n/a	+2.50%	*
Including sales charge	n/a	n/a	n/a	+2.50%	*
Bloomberg Barclays U.S. Aggregate Index	+4.37%	+2.90%	+4.64%	+4.51%	**

* Returns are as of the Class R6 inception date. Returns for less than one year are not annualized. The benchmark lifetime return was +1.51% and is as of the month-end prior to the Class R6 inception date.

** The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Investments in mortgage-backed securities (MBS) may involve risks. MBS represent an ownership interest in a pool of mortgage loans. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates.

Investments in collateralized loan obligations (CLOs) may involve risks. CLOs are securities backed by a pool of debt, often low-rated corporate loans. Investors receive scheduled debt payments from the underlying loans but assume most of the risk in the event that borrowers default.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Performance summary

Delaware Diversified Income Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	0.90%	1.65%	1.15%	0.65%	0.56%
(without fee waivers)
Net expenses	0.90%	1.65%	1.15%	0.65%	0.56%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2006 through Oct. 31, 2016

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Oct. 31, 2006, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the Bloomberg Barclays U.S. Aggregate Index as of Oct. 31, 2006. The Bloomberg Barclays U.S. Aggregate Index (formerly known as the Barclays

U.S. Aggregate Index) measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses.

Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq	CUSIPs
Class A	DPDFX	246248744
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587
Class R6	DPZRX	245917612

Disclosure of Fund expenses

For the six-month period from May 1, 2016 to October 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2016 to Oct. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratio	Expenses Paid During Period 5/1/16 to 10/31/16*

Actual Fund return†
Class A	$1,000.00	$1,022.20	0.88%	$4.47
Class C	1,000.00	1,018.40	1.63%	8.27
Class R	1,000.00	1,022.10	1.13%	5.74
Institutional Class	1,000.00	1,024.70	0.63%	3.21
Class R6**	1,000.00	1,025.00	0.55%	2.78

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.71	0.88%	$4.47
Class C	1,000.00	1,016.94	1.63%	8.26
Class R	1,000.00	1,019.46	1.13%	5.74
Institutional Class	1,000.00	1,021.97	0.63%	3.20
Class R6**	1,000.00	1,022.37	0.55%	2.80

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

**	The Class R6 shares commenced operations on May 2, 2016. The ending account value for “Actual Fund return” uses the performance since inception and is not annualized and the expenses paid during the period for “Actual Fund return” are equal to the Class R6 annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the actual days since inception).

Security type / sector allocation
Delaware Diversified Income Fund	As of October 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	4.87%
Agency Commercial Mortgage-Backed Securities	1.42%
Agency Mortgage-Backed Securities	12.97%
Collateralized Debt Obligations	2.16%
Convertible Bonds	1.70%
Corporate Bonds	49.72%
Automotive	0.06%
Banking	9.30%
Basic Industry	3.60%
Brokerage	0.57%
Capital Goods	1.71%
Communications	5.39%
Consumer Cyclical	3.15%
Consumer Non-Cyclical	6.09%
Electric	7.20%
Energy	4.21%
Finance Companies	1.23%
Healthcare	0.21%
Insurance	1.28%
Media	0.54%
Natural Gas	0.27%
Real Estate	1.67%
Services	0.25%
Technology	1.33%
Transportation	1.46%
Utilities	0.20%
Municipal Bonds	1.02%
Non-Agency Asset-Backed Securities	2.30%
Non-Agency Collateralized Mortgage Obligations	1.76%
Non-Agency Commercial Mortgage-Backed Securities	5.54%
Regional Bonds	0.79%
Senior Secured Loans	8.07%
Sovereign Bonds	3.33%
Supranational Banks	0.97%
U.S. Treasury Obligations	1.11%
Common Stock	0.00%
Convertible Preferred Stock	0.26%

Security type / sector	Percentage of net assets
Preferred Stock	0.77%
Options Purchased	0.02%
Short-Term Investments	4.39%
Securities Lending Collateral	1.53%
Total Value of Securities	104.72%
Obligation to Return Securities Lending Collateral	(1.53%)
Liabilities Net of Receivables and Other Assets	(3.19%)
Total Net Assets	100.00%

Schedule of investments
Delaware Diversified Income Fund	October 31, 2016

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Securities – 0.02%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.992% 9/26/33 f	821,069	$920,046
Fannie Mae REMIC Trust
Series 2001-W2 AS5 6.473% 10/25/31 f	223	226
Series 2002-W11 AV1 0.874% 11/25/32 •	4,687	4,580

Total Agency Asset-Backed Securities (cost $795,565)		924,852

Agency Collateralized Mortgage Obligations – 4.87%

Fannie Mae Connecticut Avenue Securities
Series 2016-C03 1M1 2.534% 10/25/28 •	6,260,352	6,332,422
Series 2016-C04 1M1 144A 1.984% 1/25/29 #•	3,445,211	3,462,492
Series 2016-C05 2M1 1.884% 1/25/29 •	2,079,580	2,086,760
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	11,376	12,955
Series 2002-T4 A3 7.50% 12/25/41	124,146	145,278
Series 2002-T19 A1 6.50% 7/25/42	90,708	104,952
Series 2004-T1 1A2 6.50% 1/25/44	40,087	47,858
Fannie Mae Interest Strip
Series 265 2 9.00% 3/25/24	4,505	5,306
Series 413 167 4.50% 7/25/42 S•	213,392	46,143
Fannie Mae REMIC Trust
Series 2002-W1 2A 6.169% 2/25/42 •	12,326	14,424
Series 2002-W6 2A 6.615% 6/25/42 •	24,869	28,573
Series 2003-W1 2A 6.237% 12/25/42 •	13,529	15,615
Series 2003-W10 1A4 4.505% 6/25/43	17,751	19,070
Series 2003-W15 2A7 5.55% 8/25/43	18,986	20,193
Series 2004-W11 1A2 6.50% 5/25/44	268,199	319,277
Fannie Mae REMICs
Series 1990-92 C 7.00% 8/25/20	464	493
Series 1996-46 ZA 7.50% 11/25/26	104,521	120,305
Series 2001-50 BA 7.00% 10/25/41	55,668	64,574
Series 2002-77 Z 5.50% 12/25/32	1,075,521	1,212,978
Series 2002-83 GH 5.00% 12/25/17	24,444	24,806
Series 2002-90 A2 6.50% 11/25/42	170,114	192,183
Series 2003-11 BY 5.50% 2/25/33	82,983	93,540
Series 2003-26 AT 5.00% 11/25/32	109,374	109,453
Series 2003-38 MP 5.50% 5/25/23	1,293,145	1,419,430
Series 2003-78 B 5.00% 8/25/23	46,452	50,257
Series 2005-70 PA 5.50% 8/25/35	385,052	436,158
Series 2005-110 MB 5.50% 9/25/35	494,415	526,119
Series 2007-40 PT 5.50% 5/25/37	18,484	20,765
Series 2008-15 SB 6.066% 8/25/36 S•	814,788	167,495
Series 2009-11 MP 7.00% 3/25/49	20,395	24,171

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2009-69 HL 5.00% 9/25/39	914,444	$1,012,518
Series 2009-94 AC 5.00% 11/25/39	3,200,664	3,543,159
Series 2010-35 AB 5.00% 11/25/49	143,814	158,384
Series 2010-41 PN 4.50% 4/25/40	7,644,413	8,439,141
Series 2010-43 HJ 5.50% 5/25/40	1,017,383	1,150,456
Series 2010-75 NA 4.00% 9/25/28	64,436	64,662
Series 2010-96 DC 4.00% 9/25/25	8,713,466	9,275,855
Series 2010-129 SM 5.466% 11/25/40 S•	6,364,921	1,128,418
Series 2011-105 FP 0.934% 6/25/41 •	23,065	23,011
Series 2011-113 CP 5.00% 9/25/39	3,385	3,386
Series 2012-19 HB 4.00% 1/25/42	649,518	680,431
Series 2012-19 NI 3.50% 10/25/31 S	3,510,253	415,437
Series 2012-98 MI 3.00% 8/25/31 S	8,619,342	900,116
Series 2012-122 SD 5.566% 11/25/42 S•	13,352,518	2,891,288
Series 2013-2 LZ 3.00% 2/25/43	1,159,078	1,151,657
Series 2013-7 EI 3.00% 10/25/40 S	4,525,881	520,363
Series 2013-20 IH 3.00% 3/25/33 S	2,654,014	344,409
Series 2013-23 IL 0.03% 3/25/33	2,394,645	280,660
Series 2013-26 ID 3.00% 4/25/33 S	10,963,735	1,422,754
Series 2013-31 MI 3.00% 4/25/33 S	3,817,526	488,183
Series 2013-38 AI 3.00% 4/25/33 S	10,549,347	1,293,960
Series 2013-43 IX 4.00% 5/25/43 S	25,027,276	5,357,549
Series 2013-44 DI 3.00% 5/25/33 S	31,858,947	4,670,257
Series 2013-44 Z 3.00% 5/25/43	165,265	163,962
Series 2013-55 AI 3.00% 6/25/33 S	10,171,989	1,325,963
Series 2013-62 PY 2.50% 6/25/43	105,000	101,291
Series 2013-72 ZL 3.50% 7/25/43	324,570	330,070
Series 2014-21 ID 3.50% 6/25/33 S	110,657	13,678
Series 2014-36 ZE 3.00% 6/25/44	4,372,414	4,266,136
Series 2014-68 BS 5.616% 11/25/44 S•	8,857,618	1,852,483
Series 2014-72 ZJ 3.00% 11/25/44	420,558	420,350
Series 2014-77 AI 3.00% 10/25/40	444,833	43,189
Series 2014-85 IB 3.00% 12/25/44 S	1,473,397	226,593
Series 2014-90 SA 5.616% 1/25/45 S•	24,688,860	5,081,076
Series 2015-27 SA 5.916% 5/25/45 S•	3,325,008	788,036
Series 2015-31 ZD 3.00% 5/25/45	673,604	634,210
Series 2015-34 OK 0.896% 3/25/44 Ω^	920,667	760,588
Series 2015-44 Z 3.00% 9/25/43	9,170,181	9,150,035
Series 2015-66 KI 3.00% 9/25/45 S	2,813,851	412,675
Series 2015-90 AZ 3.00% 6/25/41	572,519	563,481
Series 2015-95 SH 5.466% 1/25/46 S•	7,310,507	1,847,511
Series 2016-55 SK 5.466% 8/25/46 S•	5,969,152	1,624,333

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2016-62 SA 5.466% 9/25/46 S•	11,488,672	$3,166,843
Series 2016-74 GS 5.466% 10/25/46 S•	1,604,706	453,528
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	117,485	131,598
Series 2326 ZQ 6.50% 6/15/31	349,505	400,563
Series 2557 WE 5.00% 1/15/18	303,298	308,312
Series 2621 QH 5.00% 5/15/33	42,976	46,852
Series 2624 QH 5.00% 6/15/33	36,587	40,849
Series 2708 ZD 5.50% 11/15/33	41,167	46,725
Series 2717 MH 4.50% 12/15/18	13,900	14,286
Series 2809 DC 4.50% 6/15/19	246,736	253,552
Series 2981 NE 5.00% 5/15/35	10,939	12,151
Series 3123 HT 5.00% 3/15/26	19,491	21,237
Series 3139 ZT 5.50% 4/15/36	145,581	163,002
Series 3150 EQ 5.00% 5/15/26	26,210	28,481
Series 3232 KF 0.985% 10/15/36 •	46,305	46,388
Series 3239 EF 0.885% 11/15/36 •	8,702	8,690
Series 3290 PE 5.50% 3/15/37	184,283	208,452
Series 3574 D 5.00% 9/15/39	133,665	148,648
Series 3578 EO 0.501% 5/15/37 Ω^	966,927	910,730
Series 3656 PM 5.00% 4/15/40	6,350,225	7,043,958
Series 3662 ZB 5.50% 8/15/36	231,954	262,816
Series 3804 EH 3.50% 7/15/40	59,108	61,341
Series 4065 DE 3.00% 6/15/32	1,626,000	1,711,847
Series 4097 VY 1.50% 8/15/42	341,521	304,642
Series 4109 AI 3.00% 7/15/31 S	15,900,900	1,734,262
Series 4120 IK 3.00% 10/15/32 S	13,318,526	1,720,417
Series 4122 LI 3.00% 10/15/27 S	676,533	63,057
Series 4136 EZ 3.00% 11/15/42	3,443,090	3,448,876
Series 4142 HA 2.50% 12/15/32	562,765	567,872
Series 4146 IA 3.50% 12/15/32 S	7,046,075	1,017,482
Series 4150 PQ 2.50% 1/15/43	420,986	414,555
Series 4158 ZT 3.00% 1/15/43	232,096	228,474
Series 4159 KS 5.615% 1/15/43 S•	6,170,273	1,647,025
Series 4171 MN 3.00% 2/15/43	1,871,341	1,843,101
Series 4180 ZB 3.00% 3/15/43	938,979	939,818
Series 4181 DI 2.50% 3/15/33 S	4,047,805	452,848
Series 4184 GS 5.585% 3/15/43 S•	6,744,320	1,557,561
Series 4185 LI 3.00% 3/15/33 S	7,753,637	1,121,201
Series 4191 CI 3.00% 4/15/33 S	3,276,173	408,031
Series 4217 HI 2.50% 6/15/28 S	684,376	61,580
Series 4251 KI 2.50% 4/15/28 S	530,357	32,312

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4342 CI 3.00% 11/15/33 S	2,443,954	$279,089
Series 4356 GZ 2.00% 1/15/43	145,155	128,726
Series 4389 ZC 3.00% 9/15/44	854,453	857,074
Series 4391 GZ 2.50% 12/15/40	106,648	105,230
Series 4403 CZ 3.00% 10/15/44	122,327	116,200
Series 4435 DY 3.00% 2/15/35	6,624,571	6,825,594
Series 4453 DI 3.50% 11/15/33 S	3,284,270	408,519
Series 4479 TI 4.00% 7/15/34 S	1,369,767	193,970
Series 4520 AI 3.50% 10/15/35 S	1,875,592	295,135
Series 4592 WT 5.50% 6/15/46	14,089,435	15,789,672
Series 4594 SG 5.465% 6/15/46 S•	17,311,067	4,649,931
Series 4623 LZ 2.50% 10/15/46	2,435,786	2,257,669
Series 4623 MW 2.50% 10/15/46	2,880,000	2,779,200
Freddie Mac Strips
Series 19 F 1.396% 6/1/28 •	1,818	1,798
Series 267 S5 5.465% 8/15/42 S•	8,551,365	1,669,530
Series 284 S6 5.565% 10/15/42 S•	7,076,555	1,635,291
Series 299 S1 5.465% 1/15/43 S•	6,366,371	1,368,926
Series 303 151 4.362% 12/15/42 S•	1,003,440	225,349
Series 326 S2 5.415% 3/15/44 S•	4,456,808	994,746
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN4 M2 2.934% 10/25/24 •	880,525	882,412
Series 2015-DNA3 M2 3.384% 4/25/28 •	3,390,000	3,469,290
Series 2015-HQA1 M2 3.184% 3/25/28 •	2,750,000	2,797,639
Series 2015-HQA2 M2 3.334% 5/25/28 •	3,795,000	3,890,863
Series 2016-DNA1 M2 3.434% 7/25/28 •	2,515,000	2,589,137
Series 2016-DNA3 M2 2.534% 12/25/28 •	1,485,000	1,500,854
Series 2016-DNA4 M2 1.834% 3/25/29 •	625,000	625,000
Series 2016-HQA2 M2 2.784% 11/25/28 •	1,720,000	1,748,560
Freddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42 ◆	75,632	90,327
Series T-54 2A 6.50% 2/25/43 ◆	21,365	25,521
Series T-58 2A 6.50% 9/25/43 ◆	465,994	547,570
GNMA
Series 2010-113 KE 4.50% 9/20/40	20,442,264	22,730,937
Series 2012-136 MX 2.00% 11/20/42	1,130,000	1,035,624
Series 2012-145 PY 2.00% 12/20/42	1,923,000	1,774,165
Series 2013-113 AZ 3.00% 8/20/43	7,921,003	7,707,344
Series 2013-113 LY 3.00% 5/20/43	817,000	843,342
Series 2015-64 GZ 2.00% 5/20/45	2,980,185	2,531,464
Series 2015-133 AL 3.00% 5/20/45	9,636,978	9,604,397
Series 2015-139 EY 2.50% 9/16/45	1,548,000	1,464,793

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2016-5 GL 3.00% 7/20/45	251,000	$256,508
Series 2016-49 PZ 3.00% 11/16/45	319,755	305,563
Series 2016-74 PL 3.00% 5/20/46	1,227,000	1,241,604
Series 2016-80 JZ 3.00% 6/20/46	351,493	346,578
Series 2016-111 PB 2.50% 8/20/46	2,739,000	2,610,420
Series 2016-120 MW 2.00% 9/20/46	1,614,000	1,435,273
Series 2016-134 MW 3.00% 10/20/46	461,000	465,610
Vendee Mortgage Trust
Series 2000-1 1A 6.405% 1/15/30 •	15,804	18,061

Total Agency Collateralized Mortgage Obligations (cost $242,812,581)		238,120,227

Agency Commercial Mortgage-Backed Securities – 1.42%

Freddie Mac Multifamily Structured Pass Through Certificates
Series K041 A2 3.171% 10/25/24 ◆	11,405,000	12,229,269
Series K055 A2 2.673% 3/25/26 ◆	9,465,000	9,734,626
Series K056 A2 2.525% 5/25/26 ◆	3,165,000	3,215,133
Series K057 A2 2.57% 7/25/26 ◆	2,700,000	2,749,842
Series K722 A2 2.183% 5/25/22 ◆	3,447,099	3,501,692
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.631% 11/25/49 #•	1,745,000	1,887,762
Series 2011-K13 B 144A 4.61% 1/25/48 #•	1,380,000	1,497,368
Series 2011-K14 B 144A 5.167% 2/25/47 #•	2,540,000	2,826,664
Series 2011-K15 B 144A 4.948% 8/25/44 #•	485,000	532,955
Series 2012-K18 B 144A 4.255% 1/25/45 #•	2,450,000	2,647,553
Series 2012-K22 B 144A 3.686% 8/25/45 #•	4,285,000	4,523,395
Series 2012-K708 B 144A 3.751% 2/25/45 #•	4,225,000	4,347,029
Series 2012-K708 C 144A 3.751% 2/25/45 #•	1,380,000	1,378,892
Series 2013-K25 B 144A 3.618% 11/25/45 #•	4,250,000	4,432,035
Series 2013-K33 B 144A 3.502% 8/25/46 #•	3,285,000	3,351,158
Series 2013-K35 C 144A 3.942% 8/25/23 #•	825,000	801,239
Series 2013-K712 B 144A 3.369% 5/25/45 #•	2,220,000	2,274,025
Series 2013-K712 C 144A 3.369% 5/25/45 #•	380,000	385,177
Series 2013-K713 B 144A 3.165% 4/25/46 #•	1,355,000	1,386,516
Series 2013-K713 C 144A 3.165% 4/25/46 #•	5,765,000	5,736,484

Total Agency Commercial Mortgage-Backed Securities (cost $69,207,091)		69,438,814

Agency Mortgage-Backed Securities – 12.97%

Fannie Mae ARM
2.209% 1/1/36 •	63,771	66,781
2.319% 7/1/33 •	54,967	56,955
2.397% 11/1/24 •	1,560	1,631

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae ARM
2.415% 5/1/43 •	5,160,606	$5,300,455
2.419% 3/1/38 •	6,903	7,256
2.553% 6/1/43 •	1,264,925	1,297,802
2.588% 12/1/33 •	9,384	9,955
2.621% 5/1/36 •	85,321	90,229
2.776% 11/1/35 •	73,462	77,267
2.812% 8/1/34 •	16,650	17,462
2.832% 9/1/38 •	252,963	271,118
2.834% 4/1/36 •	501	529
2.846% 4/1/37 •	1,082,922	1,143,503
2.869% 6/1/37 •	6,201	6,590
2.907% 8/1/36 •	20,372	21,439
2.913% 7/1/45 •	1,492,444	1,544,351
2.925% 4/1/36 •	133,590	142,199
2.95% 6/1/36 •	63,430	66,526
2.951% 12/1/45 •	1,734,854	1,804,187
2.965% 4/1/46 •	1,021,397	1,060,465
3.018% 7/1/36 •	2,062	2,202
3.027% 6/1/34 •	818	860
3.027% 7/1/36 •	54,519	57,594
3.076% 8/1/35 •	66,617	70,369
3.203% 4/1/44 •	1,810,415	1,881,181
3.239% 3/1/44 •	3,758,390	3,935,986
3.275% 9/1/43 •	3,094,781	3,226,020
6.099% 8/1/37 •	173,931	174,292
Fannie Mae S.F. 30 yr
4.50% 12/1/43	476,828	528,374
4.50% 7/1/46	3,511,497	3,843,281
5.50% 3/1/38	563,915	642,113
5.50% 1/1/39	6,845,272	7,785,664
6.50% 8/1/36	23,796	27,365
6.50% 5/1/40	1,407,286	1,648,910
4.50% 4/1/39	751,701	825,617
4.50% 7/1/39	945,799	1,047,655
4.50% 11/1/39	2,424,939	2,698,818
4.50% 1/1/40	11,348,084	12,572,639
4.50% 6/1/40	2,587,983	2,872,390
4.50% 7/1/40	845,819	936,719
4.50% 8/1/40	1,097,707	1,210,002
4.50% 9/1/40	7,864,416	8,729,097
4.50% 7/1/41	6,613,856	7,316,013
4.50% 8/1/41	5,055,488	5,613,897

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
4.50% 1/1/42	8,291,248	$9,186,094
4.50% 8/1/42	17,199,769	18,960,027
4.50% 10/1/43	17,906,595	19,828,363
4.50% 10/1/44	6,219,282	6,862,617
4.50% 2/1/46	43,142,281	47,324,171
5.50% 12/1/32	108,226	123,085
5.50% 6/1/33	1,293,318	1,469,092
5.50% 8/1/33	102,494	116,603
5.50% 12/1/33	832	946
5.50% 1/1/34	2,798	3,224
5.50% 3/1/34	141,495	161,007
5.50% 4/1/34	1,386,704	1,576,042
5.50% 7/1/34	143,080	162,946
5.50% 8/1/34	22,111	25,143
5.50% 9/1/34	2,407,984	2,741,892
5.50% 11/1/34	1,631,326	1,856,445
5.50% 12/1/34	408,438	464,613
5.50% 1/1/35	1,697,173	1,933,204
5.50% 2/1/35	564,234	641,189
5.50% 3/1/35	308,151	350,576
5.50% 4/1/35	1,975	2,247
5.50% 5/1/35	1,667,407	1,897,320
5.50% 6/1/35	396,286	451,162
5.50% 7/1/35	2,354	2,679
5.50% 8/1/35	128,871	146,554
5.50% 9/1/35	859	979
5.50% 10/1/35	1,664,022	1,880,429
5.50% 11/1/35	71,008	80,531
5.50% 12/1/35	286,617	326,061
5.50% 1/1/36	2,371,299	2,701,180
5.50% 4/1/36	2,680,235	3,040,861
5.50% 7/1/36	2,485,792	2,827,088
5.50% 9/1/36	5,110,894	5,812,079
5.50% 11/1/36	1,058,476	1,198,021
5.50% 1/1/37	239,816	272,872
5.50% 2/1/37	30,845	34,929
5.50% 3/1/37	876,038	992,189
5.50% 4/1/37	3,639,199	4,122,166
5.50% 8/1/37	11,088,076	12,621,875
5.50% 11/1/37	20,870	23,509
5.50% 1/1/38	886,176	1,006,236
5.50% 2/1/38	2,603,550	2,961,073

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.50% 6/1/38	4,196,184	$4,745,556
5.50% 7/1/38	727,596	821,883
5.50% 9/1/38	286,250	324,833
5.50% 12/1/38	325,614	370,385
5.50% 10/1/39	1,521,564	1,721,358
5.50% 12/1/39	1,472,215	1,674,915
5.50% 3/1/40	10,384,458	11,811,627
5.50% 7/1/40	3,892,588	4,419,863
5.50% 3/1/41	12,774,312	14,529,629
5.50% 6/1/41	5,290,538	6,019,192
5.50% 7/1/41	4,191,231	4,765,981
5.50% 9/1/41	4,769,017	5,417,697
6.00% 4/1/32	10,361	12,026
6.00% 8/1/34	222,366	257,575
6.00% 11/1/34	10,588	12,224
6.00% 12/1/34	2,322	2,687
6.00% 7/1/35	49,044	56,570
6.00% 9/1/35	73,128	84,176
6.00% 10/1/35	32,449	37,425
6.00% 11/1/35	19,681	22,901
6.00% 12/1/35	362,122	417,923
6.00% 6/1/36	222,034	255,009
6.00% 7/1/36	19,430	22,336
6.00% 9/1/36	907,082	1,063,316
6.00% 12/1/36	191,902	221,931
6.00% 2/1/37	632,770	726,121
6.00% 3/1/37	20,319	23,277
6.00% 5/1/37	1,453,988	1,666,483
6.00% 6/1/37	105,974	122,892
6.00% 7/1/37	95,889	110,452
6.00% 8/1/37	986,495	1,130,944
6.00% 9/1/37	567,793	650,914
6.00% 10/1/37	325,138	372,905
6.00% 11/1/37	33,502	38,410
6.00% 1/1/38	779,355	892,320
6.00% 3/1/38	721	842
6.00% 5/1/38	3,702,558	4,248,848
6.00% 6/1/38	280,984	326,119
6.00% 8/1/38	209,220	239,625
6.00% 9/1/38	585,515	672,074
6.00% 10/1/38	852,608	981,200
6.00% 11/1/38	502,061	581,393

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 12/1/38	279,190	$323,220
6.00% 1/1/39	953,886	1,091,885
6.00% 2/1/39	42,431	49,482
6.00% 9/1/39	50,182	59,083
6.00% 10/1/39	8,058,194	9,392,158
6.00% 1/1/40	7,511	8,675
6.00% 3/1/40	857,781	983,897
6.00% 7/1/40	3,011,376	3,452,451
6.00% 9/1/40	765,184	877,398
6.00% 11/1/40	311,892	363,566
6.00% 5/1/41	9,672,546	11,108,571
6.00% 6/1/41	3,263,309	3,743,601
6.00% 7/1/41	18,751,961	21,579,802
6.50% 3/1/32	187	215
6.50% 8/1/34	4,949	5,691
6.50% 2/1/36	618,228	712,084
6.50% 9/1/36	3,216	3,706
6.50% 11/1/36	264,540	304,220
6.50% 3/1/37	477,772	559,066
6.50% 11/1/37	1,007	1,192
6.50% 12/1/37	193,364	222,407
6.50% 3/1/40	681,320	784,140
7.00% 12/1/37	4,357	4,682
7.50% 1/1/31	771	891
7.50% 3/1/32	9,219	10,161
7.50% 4/1/32	13,884	16,191
7.50% 6/1/34	20,648	24,004
Fannie Mae S.F. 30 yr TBA
3.00% 12/1/46	148,541,000	152,631,671
Freddie Mac ARM
2.553% 10/1/46 •	2,055,183	2,113,087
2.592% 12/1/33 •	153,008	161,838
2.65% 10/1/37 •	45,875	48,280
2.667% 10/1/36 •	45,001	47,610
2.736% 2/1/37 •	425,609	452,094
2.761% 10/1/45 •	1,602,862	1,651,589
2.82% 9/1/45 •	10,491,022	10,835,575
2.835% 10/1/37 •	1,794	1,898
2.845% 8/1/37 •	6,241	6,615
2.846% 4/1/33 •	2,849	2,949
2.904% 5/1/35 •	144,908	153,144
2.938% 10/1/45 •	2,808,100	2,915,192

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac ARM
2.946% 11/1/44 •	921,649	$952,537
2.982% 11/1/45 •	1,879,900	1,952,887
3.11% 3/1/46 •	3,831,295	3,985,525
4.899% 8/1/38 •	38,893	40,582
Freddie Mac S.F. 30 yr
4.50% 4/1/39	445,453	490,699
4.50% 5/1/40	8,524,803	9,499,472
4.50% 3/1/42	6,737,575	7,423,977
4.50% 12/1/43	5,464,419	6,036,943
4.50% 8/1/44	2,018,509	2,218,562
5.50% 3/1/34	229,361	261,454
5.50% 12/1/34	222,307	253,826
5.50% 6/1/36	147,952	168,186
5.50% 9/1/37	300,662	341,330
5.50% 4/1/38	986,010	1,119,403
5.50% 6/1/38	147,630	167,670
5.50% 7/1/38	1,100,978	1,251,477
5.50% 3/1/40	835,533	949,904
5.50% 8/1/40	645,303	732,147
5.50% 1/1/41	630,958	715,739
5.50% 6/1/41	9,076,559	10,273,529
6.00% 11/1/34	40,044	45,775
6.00% 2/1/36	3,002,926	3,469,630
6.00% 3/1/36	1,351,948	1,558,867
6.00% 10/1/36	1,367	1,583
6.00% 9/1/37	546,657	627,740
6.00% 8/1/38	2,758,519	3,211,894
6.00% 10/1/38	78,132	90,832
6.00% 3/1/40	13,183	15,070
6.00% 5/1/40	3,390,058	3,888,303
6.00% 7/1/40	4,198,428	4,810,922
6.50% 8/1/38	181,454	207,881
6.50% 4/1/39	352,975	406,781
7.00% 11/1/33	129,167	156,188
GNMA I S.F. 30 yr
5.00% 3/15/40	19,805,327	22,071,365
7.00% 12/15/34	1,560,762	1,874,632
GNMA II S.F. 30 yr
5.50% 5/20/37	1,430,586	1,600,754
5.50% 4/20/40	1,183,571	1,306,772
6.00% 2/20/39	1,967,792	2,242,131

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

GNMA II S.F. 30 yr
6.00% 4/20/46	1,923,456	$2,162,371

Total Agency Mortgage-Backed Securities (cost $630,301,978)		633,986,235

Collateralized Debt Obligations – 2.16%

Anchorage Capital CLO 6
Series 2015-6A A1 144A 2.42% 4/15/27 #•	2,290,000	2,287,144
Avery Point III CLO
Series 2013-3A A 144A 2.282% 1/18/25 #•	5,500,000	5,498,719
Benefit Street Partners CLO IV
Series 2014-IVA A1A 144A 2.371% 7/20/26 #•	14,000,000	14,010,122
Benefit Street Partners CLO VI
Series 2015-VIA A1A 144A 2.432% 4/18/27 #•	2,750,000	2,752,648
BlueMountain CLO
Series 2014-3A A1 144A 2.36% 10/15/26 #•	2,980,000	2,980,417
Series 2014-4A A1 144A 2.329% 11/30/26 #•	5,700,000	5,699,020
Series 2015-2A A1 144A 2.312% 7/18/27 #•	2,450,000	2,454,542
Carlyle Global Market Strategies CLO
Series 2014-2A A 144A 2.287% 5/15/25 #•	3,940,000	3,948,759
Cedar Funding III CLO
Series 2014-3A A1 144A 2.341% 5/20/26 #•	5,330,000	5,341,358
Cedar Funding VI CLO
Series 2016-6A A1 144A 2.344% 10/20/28 #•	5,210,000	5,207,395
Cent CLO 21
Series 2014-21A A1B 144A 2.276% 7/27/26 #•	5,500,000	5,497,239
CIFC Funding
Series 2013-2A A1L 144A 2.032% 4/21/25 #•	10,000,000	9,950,260
Magnetite IX
Series 2014-9A A1 144A 2.302% 7/25/26 #•	13,880,000	13,886,399
Neuberger Berman CLO XVII
Series 2014-17A A 144A 2.238% 8/4/25 #•	5,675,000	5,688,121
Neuberger Berman CLO XIX
Series 2015-19A A1 144A 2.30% 7/15/27 #•	8,000,000	7,995,960
Shackleton CLO
Series 2014-5A A 144A 2.288% 5/7/26 #•	7,115,000	7,107,273
Venture XXIV CLO
Series 2016-24A A1D 144A 2.24% 10/20/28 #•	5,335,000	5,324,330

Total Collateralized Debt Obligations (cost $105,347,326)		105,629,706

Convertible Bonds – 1.70%

Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18 @	4,024,000	3,973,700
Atlas Air Worldwide Holdings 2.25% exercise price $74.05,maturity date 6/1/22	1,522,000	1,477,291

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	1,109,000	$1,297,530
Blackhawk Network Holdings 144A 1.50% exercise price $49.83, maturity date 1/15/22 #	2,107,000	2,132,021
Blackstone Mortgage Trust 5.25% exercise price $27.99, maturity date 12/1/18	3,590,000	4,011,825
Blucora 4.25% exercise price $21.66, maturity date 4/1/19	845,000	831,797
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	2,778,000	2,713,759
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20 *	2,164,000	2,434,500
Cemex 3.72% exercise price $11.45, maturity date 3/15/20 *	2,027,000	2,230,967
Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18 @	3,081,000	3,027,083
Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18 #	1,468,000	1,750,590
Clearwire Communications 144A 8.25% exercise price $7.08, maturity date 12/1/40 #	1,936,000	2,032,800
DISH Network 144A 3.375% exercise price $65.18, maturity date 8/15/26 #	518,000	596,024
GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18 @	1,727,000	1,603,951
General Cable 4.50% exercise price $31.96, maturity date 11/15/29 @f	3,108,000	2,014,373
HealthSouth 2.00% exercise price $37.16, maturity date 12/1/43	2,382,000	2,780,985
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	1,610,000	1,632,137
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 f	1,198,000	1,531,943
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	1,793,000	1,777,311
Insulet 144A 1.25% exercise price $58.37, maturity date 9/15/21 #	93,000	87,129
Jefferies Group 3.875% exercise price $44.04, maturity date 11/1/29	2,476,000	2,519,330
Knowles 144A 3.25% exercise price $18.43, maturity date 11/1/21 #*	1,455,000	1,597,772
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	1,389,000	1,402,890
Liberty Media 144A 2.25% exercise price $104.55, maturity date 9/30/46 #	512,000	528,960
Medicines 144A 2.75% exercise price $48.97, maturity date 7/15/23 #	1,390,000	1,325,713

Schedule of investments
Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Meritor 4.00% exercise price $26.73, maturity date 2/15/27 f	3,514,000	$3,540,355
Microchip Technology 1.625% exercise price $65.17, maturity date 2/15/25	1,248,000	1,555,320
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19 @	1,630,000	1,674,825
Novellus Systems 2.625% exercise price $34.00, maturity date 5/15/41	1,044,000	2,977,356
NuVasive 144A 2.25% exercise price $59.82, maturity date 3/15/21 #	850,000	1,011,500
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	1,530,000	1,763,325
ON Semiconductor 1.00% exercise price $18.50, maturity date 12/1/20 *	1,489,000	1,493,653
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	2,689,000	2,638,581
Ship Finance International 5.75% exercise price $17.77, maturity date 10/15/21	731,000	688,967
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18 @	2,642,000	2,280,376
Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21	1,801,000	1,963,099
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19	2,495,000	2,583,884
TPG Specialty Lending 4.50% exercise price $25.83, maturity date 12/15/19 @	1,856,000	1,912,840
Vector Group 1.75% exercise price $23.46, maturity date 4/15/20 •	2,229,000	2,497,873
Vector Group 2.50% exercise price $15.22, maturity date 1/15/19 •	978,000	1,398,902
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	3,047,000	3,106,051
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	2,751,000	2,606,573

Total Convertible Bonds (cost $79,757,925)		83,005,861

Corporate Bonds – 49.72%

Automotive – 0.06%
American Axle & Manufacturing 6.25% 3/15/21	2,815,000	2,934,638

		2,934,638

Banking – 9.30%
ANZ New Zealand International 144A 2.60% 9/23/19 #	1,300,000	1,328,682
Banco Nacional de Comercio Exterior 144A
3.80% 8/11/26 #•	4,190,000	4,158,575

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Banco Nacional de Costa Rica 144A 5.875% 4/25/21 #		5,320,000	$5,532,268
Bank Nederlandse Gemeenten 5.25% 5/20/24	AUD	1,736,000	1,527,714
Bank of America
3.248% 10/21/27		2,260,000	2,265,630
3.30% 8/5/21	AUD	1,420,000	1,076,823
3.50% 4/19/26		420,000	431,963
4.45% 3/3/26		27,735,000	29,662,999
Bank of New York Mellon
2.20% 8/16/23		7,740,000	7,635,061
2.50% 4/15/21		8,505,000	8,677,175
2.80% 5/4/26		2,410,000	2,434,122
3.00% 10/30/28		1,800,000	1,798,538
4.625% 12/29/49 •		5,605,000	5,486,174
Barclays 3.20% 8/10/21		8,595,000	8,661,439
BB&T 2.05% 5/10/21		10,705,000	10,750,132
BBVA Bancomer
144A 6.50% 3/10/21 #		3,130,000	3,445,973
144A 7.25% 4/22/20 #*		935,000	1,037,850
Branch Banking & Trust
3.625% 9/16/25		10,950,000	11,564,919
3.80% 10/30/26		3,330,000	3,577,429
Capital One 2.25% 9/13/21		7,460,000	7,426,878
Citigroup
3.20% 10/21/26		6,260,000	6,258,585
3.75% 10/27/23	AUD	576,000	436,294
Citizens Bank 2.55% 5/13/21		1,975,000	2,002,105
Citizens Financial Group
2.375% 7/28/21		485,000	486,031
4.30% 12/3/25		4,810,000	5,025,656
Compass Bank 3.875% 4/10/25		5,505,000	5,356,750
Cooperatieve Rabobank
2.50% 9/4/20	NOK	8,100,000	1,020,104
3.75% 7/21/26		5,565,000	5,600,800
Credit Suisse Group 144A 6.25% 12/29/49 #•		11,640,000	11,261,700
Credit Suisse Group Funding Guernsey
3.125% 12/10/20		7,860,000	7,946,342
144A 4.55% 4/17/26 #		8,120,000	8,532,788
Fifth Third Bancorp 2.875% 7/27/20		2,295,000	2,376,220
Fifth Third Bank
2.25% 6/14/21		6,370,000	6,439,057
3.85% 3/15/26		2,435,000	2,564,243

Schedule of investments
Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Goldman Sachs Group
3.025% 8/21/19 •	AUD	2,390,000	$1,819,993
3.55% 2/12/21	CAD	1,500,000	1,185,462
5.15% 5/22/45		8,325,000	9,029,278
5.20% 12/17/19	NZD	1,444,000	1,076,592
HSBC Holdings 2.65% 1/5/22		5,795,000	5,770,035
Huntington Bancshares 2.30% 1/14/22		3,635,000	3,607,745
ICICI Bank 144A 4.00% 3/18/26 #		5,100,000	5,195,105
JPMorgan Chase & Co.
1.52% 1/28/19 •		2,985,000	2,989,519
3.50% 12/18/26	GBP	986,000	1,312,069
4.25% 11/2/18	NZD	5,735,000	4,180,180
4.25% 10/1/27		19,095,000	20,353,876
JPMorgan Chase Bank 1.65% 9/23/19		655,000	656,620
KeyBank 6.95% 2/1/28		17,740,000	22,795,811
KeyCorp 5.00% 12/29/49 •		7,365,000	7,249,001
KFW 5.25% 5/19/17	NOK	1,500,000	185,636
Lloyds Banking Group 7.50% 4/30/49 •		2,555,000	2,638,037
Morgan Stanley
1.732% 1/24/19 •		3,119,000	3,135,409
3.125% 8/5/21	CAD	999,000	778,182
3.125% 7/27/26		9,290,000	9,265,001
3.95% 4/23/27		15,000,000	15,464,820
5.00% 9/30/21	AUD	1,489,000	1,211,347
Nationwide Building Society 144A 4.00% 9/14/26 #		9,790,000	9,677,043
PNC Bank
2.30% 6/1/20		8,920,000	9,060,214
2.45% 11/5/20		505,000	514,806
PNC Financial Services Group 5.00% 12/29/49 •		5,800,000	5,805,916
Popular 7.00% 7/1/19		1,910,000	1,988,787
Royal Bank of Scotland Group
3.875% 9/12/23		9,240,000	9,059,996
8.625% 12/29/49 •		4,625,000	4,613,437
Santander UK Group Holdings
2.875% 10/16/20		2,465,000	2,479,953
3.125% 1/8/21		2,430,000	2,466,431
State Street
2.55% 8/18/20		5,230,000	5,390,341
3.55% 8/18/25		4,750,000	5,115,807
SunTrust Bank 3.30% 5/15/26		2,845,000	2,872,836
Swedbank 144A 2.65% 3/10/21 #*		6,150,000	6,314,838

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Toronto-Dominion Bank
2.125% 4/7/21		4,390,000	$4,423,465
2.50% 12/14/20		3,650,000	3,736,823
3.625% 9/15/31 •		6,540,000	6,544,029
Turkiye Garanti Bankasi 144A 6.25% 4/20/21 #		3,965,000	4,175,541
UBS Group Funding Jersey
144A 2.65% 2/1/22 #		8,560,000	8,524,527
144A 3.00% 4/15/21 #		1,925,000	1,968,759
144A 4.125% 9/24/25 #		5,345,000	5,579,309
144A 4.125% 4/15/26 #		6,300,000	6,590,903
US Bancorp 3.10% 4/27/26		7,010,000	7,157,792
USB Capital IX 3.50% 10/29/49 •		27,182,000	23,410,497
Wells Fargo & Co.
3.00% 7/27/21	AUD	2,492,000	1,880,550
3.50% 9/12/29	GBP	1,700,000	2,230,655
Woori Bank 144A 4.75% 4/30/24 #		3,670,000	3,894,857
Zions Bancorporation 4.50% 6/13/23		5,380,000	5,599,348

			454,764,197

Basic Industry – 3.60%
Air Liquide Finance 144A 2.50% 9/27/26 #		4,640,000	4,571,467
Ardagh Packaging Finance 144A 4.625% 5/15/23 #		1,330,000	1,349,950
Ball 5.25% 7/1/25		2,070,000	2,208,690
BHP Billiton Finance
3.00% 3/30/20	AUD	2,010,000	1,530,405
3.25% 9/25/24	GBP	472,000	625,089
BHP Billiton Finance USA 144A 6.25% 10/19/75 #*•		3,450,000	3,747,564
CF Industries 6.875% 5/1/18		9,229,000	9,756,742
Crown Americas 144A 4.25% 9/30/26 #		1,928,000	1,894,260
Dow Chemical 8.55% 5/15/19		33,171,000	38,676,386
Eastman Chemical 4.65% 10/15/44		10,055,000	10,223,834
FMG Resources August 2006 144A 9.75% 3/1/22 #		2,210,000	2,574,650
Freeport-McMoRan 4.55% 11/14/24 *		2,800,000	2,583,000
Georgia-Pacific 8.00% 1/15/24		16,386,000	21,580,936
International Paper
4.40% 8/15/47		9,615,000	9,443,074
5.15% 5/15/46		5,650,000	6,132,018
INVISTA Finance 144A 4.25% 10/15/19 #		6,085,000	6,129,962
Lundin Mining 144A 7.50% 11/1/20 #		2,945,000	3,143,787
MMC Norilsk Nickel
144A 5.55% 10/28/20 #		2,706,000	2,872,203
144A 6.625% 10/14/22 #		2,900,000	3,242,794
NOVA Chemicals 144A 5.00% 5/1/25 #		6,493,000	6,533,581

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
OCP
144A 4.50% 10/22/25 #	5,635,000	$5,695,633
144A 6.875% 4/25/44 #	2,310,000	2,544,788
PolyOne 5.25% 3/15/23	2,470,000	2,540,395
Rio Tinto Finance USA 3.75% 6/15/25 *	7,075,000	7,548,756
Southern Copper 5.875% 4/23/45	5,790,000	5,812,448
Suzano Austria 144A 5.75% 7/14/26 #*	4,075,000	4,039,547
Suzano Trading 144A 5.875% 1/23/21 #*	3,505,000	3,636,437
Vale Overseas 5.875% 6/10/21 *	4,535,000	4,846,781
WR Grace 144A 5.125% 10/1/21 #	740,000	789,950

		176,275,127

Brokerage – 0.57%
Affiliated Managers Group 3.50% 8/1/25	5,290,000	5,217,263
Jefferies Group
6.45% 6/8/27	3,815,000	4,264,758
6.50% 1/20/43	2,455,000	2,550,362
Lazard Group 3.75% 2/13/25	15,330,000	15,601,663

		27,634,046

Capital Goods – 1.71%
Boise Cascade 144A 5.625% 9/1/24 #	1,910,000	1,941,037
Builders FirstSource 144A 5.625% 9/1/24 #	2,500,000	2,534,375
CCL Industries 144A 3.25% 10/1/26 #	3,480,000	3,432,039
Cemex 144A 7.75% 4/16/26 #*	550,000	617,705
Cemex Finance 144A 6.00% 4/1/24 #*	1,935,000	2,007,563
Cia Brasileira de Aluminio 144A 6.75% 4/5/21 #	4,420,000	4,665,752
Eagle Materials 4.50% 8/1/26	265,000	267,545
Fortive 144A 3.15% 6/15/26 #	5,230,000	5,302,535
Fortune Brands Home & Security 3.00% 6/15/20	3,100,000	3,191,094
General Electric 144A 3.80% 6/18/19 #	6,510,000	6,900,444
LafargeHolcim Finance US
144A 3.50% 9/22/26 #	7,745,000	7,825,780
144A 4.75% 9/22/46 #	2,785,000	2,824,742
Lennox International 3.00% 11/15/23	3,730,000	3,729,951
Masco 3.50% 4/1/21	6,634,000	6,826,386
Novelis 144A 5.875% 9/30/26 #	2,355,000	2,390,325
Owens-Brockway Glass Container 144A
5.875% 8/15/23 #*	3,165,000	3,378,637
Siemens Financieringsmaatschappij 144A
2.35% 10/15/26 #	10,900,000	10,549,761
St. Marys Cement 144A 5.75% 1/28/27 #	3,195,000	3,237,813
TransDigm 144A 6.375% 6/15/26 #	2,505,000	2,574,138
Union Andina de Cementos 144A 5.875% 10/30/21 #	2,171,000	2,261,097

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
United Technologies 3.75% 11/1/46		4,415,000	$4,390,925
Waste Management 2.40% 5/15/23		2,800,000	2,812,513

			83,662,157

Communications – 5.39%
21st Century Fox America 4.95% 10/15/45		6,655,000	7,334,542
Activision Blizzard 144A 3.40% 9/15/26 #		6,605,000	6,560,218
American Tower
4.00% 6/1/25		4,755,000	5,005,384
4.40% 2/15/26		2,495,000	2,690,985
American Tower Trust I 144A 3.07% 3/15/23 #		10,235,000	10,649,484
AT&T
4.35% 6/15/45		3,880,000	3,573,395
144A 4.50% 3/9/48 #		10,550,000	9,935,009
Bell Canada 3.35% 3/22/23	CAD	2,132,000	1,687,257
Cablevision 144A 6.50% 6/15/21 #*		2,125,000	2,215,312
CC Holdings GS V 3.849% 4/15/23		4,980,000	5,255,957
CCO Holdings 144A 5.50% 5/1/26 #		2,405,000	2,469,646
CenturyLink
5.80% 3/15/22		8,005,000	8,155,094
6.75% 12/1/23		3,240,000	3,341,250
Charter Communications Operating 144A
4.908% 7/23/25 #		9,245,000	9,988,585
Columbus Cable Barbados 144A 7.375% 3/30/21 #*		3,825,000	4,107,094
Crown Castle International 5.25% 1/15/23		5,910,000	6,626,056
Crown Castle Towers 144A 4.883% 8/15/20 #		25,785,000	28,049,763
CSC Holdings 144A 5.50% 4/15/27 #*		3,136,000	3,188,920
Deutsche Telekom International Finance
144A 1.95% 9/19/21 #		3,015,000	2,986,813
144A 2.485% 9/19/23 #		14,695,000	14,572,297
6.50% 4/8/22	GBP	1,270,000	1,955,613
Digicel 144A 6.00% 4/15/21 #		2,780,000	2,501,166
Digicel Group 144A 8.25% 9/30/20 #		5,450,000	4,850,500
Frontier Communications 8.875% 9/15/20		1,935,000	2,063,194
GTP Acquisition Partners I 144A 2.35% 6/15/20 #		2,605,000	2,598,045
Level 3 Financing 5.375% 5/1/25		4,135,000	4,207,363
Millicom International Cellular
144A 6.00% 3/15/25 #*		2,790,000	2,826,828
144A 6.625% 10/15/21 #		3,545,000	3,722,427
Mobile Telesystems 144A 5.00% 5/30/23 #		3,175,000	3,294,301
Myriad International Holdings 144A 5.50% 7/21/25 #		4,450,000	4,728,859
Nexstar Escrow 144A 5.625% 8/1/24 #		2,670,000	2,656,650
SBA Communications 144A 4.875% 9/1/24 #		2,665,000	2,671,663

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
SBA Tower Trust
144A 2.24% 4/16/18 #		7,270,000	$7,288,511
144A 2.898% 10/15/19 #		405,000	411,933
Sinclair Television Group 144A 5.125% 2/15/27 #		2,710,000	2,601,600
Sky 144A 3.75% 9/16/24 #		10,070,000	10,348,002
Sprint Communications
144A 7.00% 3/1/20 #*		3,275,000	3,569,750
144A 9.00% 11/15/18 #		415,000	457,537
Time Warner Cable 7.30% 7/1/38		11,315,000	14,319,495
T-Mobile USA 6.125% 1/15/22		2,765,000	2,923,987
UPCB Finance IV 144A 5.375% 1/15/25 #		2,849,000	2,905,980
Verizon Communications
3.25% 2/17/26	EUR	2,606,000	3,409,140
4.125% 8/15/46		16,645,000	15,957,145
4.862% 8/21/46		2,249,000	2,391,686
Viacom 3.45% 10/4/26		3,505,000	3,488,498
Vimpel Communications 144A 7.748% 2/2/21 #		3,257,000	3,606,948
VimpelCom Holdings 144A 5.95% 2/13/23 #		2,155,000	2,219,650
Virgin Media Secured Finance 144A 5.25% 1/15/26 #		5,040,000	5,013,288
WPP Finance 2010 5.625% 11/15/43		1,835,000	2,135,960
Zayo Group 6.00% 4/1/23		4,030,000	4,261,725

			263,780,505

Consumer Cyclical – 3.15%
Adient Global Holdings 144A 4.875% 8/15/26 #		1,760,000	1,735,536
Alibaba Group Holding 3.125% 11/28/21		2,160,000	2,235,704
Aramark Services 144A 4.75% 6/1/26 #		6,280,000	6,295,700
Boyd Gaming 144A 6.375% 4/1/26 #		2,340,000	2,515,500
Cencosud
144A 5.15% 2/12/25 #*		2,380,000	2,536,597
144A 6.625% 2/12/45 #		1,600,000	1,699,643
CVS Health
2.125% 6/1/21		1,620,000	1,621,900
3.875% 7/20/25		3,936,000	4,207,734
Daimler 2.75% 12/10/18	NOK	14,510,000	1,812,005
Daimler Finance North America 144A 2.20% 10/30/21 #		4,350,000	4,358,887
Ford Motor Credit 3.096% 5/4/23		845,000	846,295
General Motors Financial
3.45% 4/10/22		6,870,000	6,954,920
3.70% 5/9/23		3,885,000	3,941,356
4.00% 10/6/26		10,265,000	10,255,525
5.25% 3/1/26		2,225,000	2,427,604
Goodyear Tire & Rubber 5.00% 5/31/26		3,645,000	3,686,006

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Hanesbrands 144A 4.875% 5/15/26 #		5,294,000	$5,413,115
HD Supply 144A 5.75% 4/15/24 #		2,550,000	2,683,875
Hyundai Capital America
144A 2.125% 10/2/17 #		6,005,000	6,031,350
144A 2.55% 2/6/19 #		275,000	279,267
144A 2.75% 9/27/26 #		3,675,000	3,555,110
144A 3.00% 3/18/21 #		1,835,000	1,890,435
IHO Verwaltungs 144A PIK 4.75% 9/15/26 #T		1,100,000	1,100,000
JD.com 3.125% 4/29/21		4,695,000	4,693,136
KFC Holding
144A 5.00% 6/1/24 #		1,825,000	1,902,563
144A 5.25% 6/1/26 #		1,700,000	1,776,500
L Brands 6.75% 7/1/36		3,105,000	3,311,483
Lowe’s 3.70% 4/15/46		8,315,000	8,219,552
Marriott International 3.125% 6/15/26		6,205,000	6,216,250
MGM Resorts International 4.625% 9/1/26		2,215,000	2,143,013
Penske Automotive Group 5.50% 5/15/26		1,910,000	1,900,450
Sally Holdings 5.75% 6/1/22		99,000	103,455
Starbucks 2.45% 6/15/26		3,090,000	3,097,135
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25		4,250,000	4,388,457
4.50% 10/1/34		1,035,000	1,055,304
Target 3.625% 4/15/46		8,390,000	8,287,155
Tempur Sealy International 5.50% 6/15/26		1,695,000	1,750,087
Toyota Credit Canada 2.05% 5/20/20	CAD	1,500,000	1,138,850
Toyota Finance Australia 3.04% 12/20/16	NZD	2,810,000	2,007,311
Toyota Motor Credit 2.80% 7/13/22 *		2,820,000	2,938,361
Walgreens Boots Alliance
3.10% 6/1/23		13,020,000	13,193,804
3.45% 6/1/26		5,995,000	6,122,921
4.80% 11/18/44		1,490,000	1,601,622

			153,931,473

Consumer Non-Cyclical – 6.09%
AbbVie
3.20% 5/14/26		8,955,000	8,824,149
4.45% 5/14/46		590,000	584,600
Albertsons 144A 5.75% 3/15/25 #		1,170,000	1,157,937
Altria Group 3.875% 9/16/46		9,680,000	9,571,778
Amgen 4.00% 9/13/29	GBP	1,271,000	1,777,700
Anheuser-Busch InBev Finance 3.65% 2/1/26		28,115,000	29,618,421
Arcor SAIC 144A 6.00% 7/6/23 #*		2,845,000	3,022,812
Becle 144A 3.75% 5/13/25 #		7,720,000	7,864,379

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Becton Dickinson & Co. 6.375% 8/1/19	18,375,000	$20,616,419
Biogen
4.05% 9/15/25	2,125,000	2,268,573
5.20% 9/15/45	4,890,000	5,535,720
BRF 144A 4.35% 9/29/26 #	4,840,000	4,704,480
Celgene
3.25% 8/15/22	3,030,000	3,150,894
3.875% 8/15/25	2,515,000	2,639,507
Danone 144A 2.947% 11/2/26 #	4,560,000	4,561,564
Dean Foods 144A 6.50% 3/15/23 #	2,355,000	2,513,963
DP World 144A 6.85% 7/2/37 #	310,000	354,688
ESAL 144A 6.25% 2/5/23 #*	605,000	585,337
Gilead Sciences
2.95% 3/1/27	4,350,000	4,306,722
4.15% 3/1/47	10,780,000	10,728,181
Gruma 144A 4.875% 12/1/24 #	2,835,000	3,083,063
Hill-Rom Holdings 144A 5.75% 9/1/23 #	885,000	933,675
JBS Investments 144A 7.75% 10/28/20 #*	1,420,000	1,487,450
JBS USA 144A 5.75% 6/15/25 #	1,675,000	1,649,875
Kraft Heinz Foods 3.00% 6/1/26	9,080,000	8,996,464
Live Nation Entertainment 144A 4.875% 11/1/24 #	962,000	962,000
Mallinckrodt International Finance 144A 5.50% 4/15/25 #	4,886,000	4,543,980
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	2,190,000	2,266,650
Molson Coors Brewing
3.00% 7/15/26	3,905,000	3,878,997
4.20% 7/15/46	4,370,000	4,387,327
Mylan 144A 3.95% 6/15/26 #	14,585,000	14,576,264
New York & Presbyterian Hospital 4.063% 8/1/56	3,740,000	3,844,398
PepsiCo 2.375% 10/6/26	7,145,000	7,014,604
Pernod Ricard
144A 3.25% 6/8/26 #	9,195,000	9,254,593
144A 4.45% 1/15/22 #	9,090,000	9,963,422
Post Holdings 144A 5.00% 8/15/26 #	3,065,000	2,980,713
Prestige Brands 144A 5.375% 12/15/21 #	1,504,000	1,567,920
Prime Security Services Borrower 144A 9.25% 5/15/23 #	2,430,000	2,587,950
Reynolds American
4.00% 6/12/22	665,000	716,174
4.45% 6/12/25	6,470,000	7,114,580
Shire Acquisitions Investments Ireland
2.40% 9/23/21	6,075,000	6,034,796
2.875% 9/23/23	5,655,000	5,570,118
3.20% 9/23/26	3,300,000	3,247,322

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Sigma Alimentos 144A 4.125% 5/2/26 #	3,880,000	$3,912,980
Sysco 3.30% 7/15/26	15,440,000	15,773,736
Teva Pharmaceutical Finance Netherlands III
2.20% 7/21/21	275,000	271,983
2.80% 7/21/23	19,320,000	19,040,556
Thermo Fisher Scientific 3.00% 4/15/23	10,750,000	10,927,106
Zimmer Biomet Holdings 4.625% 11/30/19	15,621,000	16,856,480

		297,833,000

Electric – 7.20%
AES 5.50% 4/15/25	6,301,000	6,395,515
AES Gener
144A 5.00% 7/14/25 #*	1,220,000	1,254,807
144A 5.25% 8/15/21 #	1,710,000	1,817,179
144A 8.375% 12/18/73 #*•	3,007,000	3,202,455
Ameren Illinois 9.75% 11/15/18	16,210,000	18,853,981
American Transmission Systems 144A 5.25% 1/15/22 #	14,260,000	16,280,913
Appalachian Power 4.45% 6/1/45	3,170,000	3,429,414
Black Hills
3.15% 1/15/27	2,485,000	2,493,367
3.95% 1/15/26	1,785,000	1,898,544
Cleveland Electric Illuminating 5.50% 8/15/24	290,000	340,448
CMS Energy 6.25% 2/1/20	7,715,000	8,745,307
ComEd Financing III 6.35% 3/15/33 @	8,849,000	9,196,137
Commonwealth Edison 4.35% 11/15/45	5,210,000	5,775,525
Consumers Energy
3.25% 8/15/46	3,345,000	3,204,015
4.10% 11/15/45	1,545,000	1,689,587
Dominion Resources
2.85% 8/15/26 *	1,250,000	1,233,566
3.90% 10/1/25	8,765,000	9,361,818
DTE Energy
2.85% 10/1/26	3,190,000	3,136,842
3.30% 6/15/22	5,955,000	6,259,914
Duke Energy
2.65% 9/1/26	975,000	950,732
4.80% 12/15/45	3,755,000	4,224,108
Duke Energy Carolinas 3.875% 3/15/46	2,665,000	2,762,965
Emera 6.75% 6/15/76 •	8,150,000	9,022,197
Emera US Finance 144A 4.75% 6/15/46 #	10,425,000	11,123,360
Enel 144A 8.75% 9/24/73 #•	7,060,000	8,256,670
Enel Finance International 144A 6.00% 10/7/39 #	3,080,000	3,684,795
Enersis Americas 4.00% 10/25/26	2,325,000	2,324,651

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
Entergy
2.95% 9/1/26	965,000	$956,475
4.00% 7/15/22	60,000	64,601
Entergy Louisiana
4.05% 9/1/23	14,030,000	15,262,072
4.95% 1/15/45	685,000	730,028
Entergy Mississippi 2.85% 6/1/28	4,015,000	4,014,233
Exelon 3.95% 6/15/25	1,605,000	1,714,331
Fortis 144A 3.055% 10/4/26 #*	10,395,000	10,250,801
Great Plains Energy 4.85% 6/1/21	2,805,000	3,064,112
Indiana Michigan Power 4.55% 3/15/46	1,150,000	1,250,588
IPALCO Enterprises 5.00% 5/1/18	4,135,000	4,341,750
ITC Holdings 3.25% 6/30/26	4,690,000	4,737,997
Kansas City Power & Light 3.65% 8/15/25	7,975,000	8,277,707
LG&E & KU Energy 4.375% 10/1/21	15,345,000	16,792,110
Louisville Gas & Electric 4.375% 10/1/45	1,485,000	1,644,520
Massachusetts Electric 144A 4.004% 8/15/46 #	11,025,000	11,218,522
MidAmerican Energy 4.25% 5/1/46	8,280,000	9,186,031
National Rural Utilities Cooperative Finance
2.70% 2/15/23	5,640,000	5,800,949
4.75% 4/30/43 •	9,740,000	9,970,507
5.25% 4/20/46 •	2,325,000	2,489,652
NextEra Energy Capital Holdings 3.625% 6/15/23	5,625,000	5,901,469
NV Energy 6.25% 11/15/20	10,391,000	12,084,889
Pennsylvania Electric 5.20% 4/1/20	9,048,000	9,723,361
Perusahaan Listrik Negara 144A 5.50% 11/22/21 #	5,890,000	6,537,900
Public Service Co. of Oklahoma 5.15% 12/1/19	13,585,000	14,832,864
SCANA 4.125% 2/1/22	7,385,000	7,679,418
South Carolina Electric & Gas 4.10% 6/15/46	925,000	964,917
Southern
2.75% 6/15/20	6,670,000	6,855,339
3.25% 7/1/26 *	6,000,000	6,161,640
4.40% 7/1/46	5,040,000	5,345,162
Southwestern Public Service 3.40% 8/15/46	10,000,000	9,646,500
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	2,905,000	3,072,212
Wisconsin Electric Power 4.30% 12/15/45	3,090,000	3,413,100
Xcel Energy 3.30% 6/1/25	1,145,000	1,194,540

		352,099,109

Energy – 4.21%
Anadarko Petroleum 6.60% 3/15/46	5,010,000	6,214,985
Antero Resources 5.625% 6/1/23	2,456,000	2,517,400
BP Capital Markets 3.017% 1/16/27 *	4,635,000	4,653,818

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Buckeye Partners 3.95% 12/1/26	4,210,000	$4,213,507
CNOOC Finance 2015 Australia 2.625% 5/5/20	4,430,000	4,506,666
Colorado Interstate Gas 144A 4.15% 8/15/26 #	5,375,000	5,345,309
ConocoPhillips 4.95% 3/15/26 *	11,580,000	13,014,496
Diamondback Energy 144A 4.75% 11/1/24 #	1,765,000	1,767,206
Dominion Gas Holdings 4.60% 12/15/44	3,585,000	3,779,031
Ecopetrol
5.875% 9/18/23	1,035,000	1,112,625
7.375% 9/18/43	3,030,000	3,098,175
Empresa Nacional del Petroleo 144A 4.75% 12/6/21 #	4,770,000	5,134,542
Energy Transfer Equity 7.50% 10/15/20	2,395,000	2,622,525
Energy Transfer Partners
4.75% 1/15/26 *	1,345,000	1,388,745
6.125% 12/15/45	4,305,000	4,503,650
9.70% 3/15/19	6,978,000	8,085,695
EnLink Midstream Partners 4.85% 7/15/26	2,610,000	2,663,630
Enterprise Products Operating
4.593% 8/1/66 •	1,492,000	1,421,130
7.034% 1/15/68 •	1,094,000	1,154,991
Gulfport Energy 144A 6.00% 10/15/24 #	1,175,000	1,198,500
Hilcorp Energy I 144A 5.00% 12/1/24 #	1,325,000	1,298,500
Murphy Oil 6.875% 8/15/24 *	2,355,000	2,487,379
Murphy Oil USA 6.00% 8/15/23	4,319,000	4,567,343
Newfield Exploration 5.75% 1/30/22	2,505,000	2,623,987
Noble Energy 5.05% 11/15/44	4,480,000	4,537,348
Pertamina Persero
144A 4.875% 5/3/22 #	355,000	379,712
144A 5.25% 5/23/21 #	3,630,000	3,929,584
144A 5.625% 5/20/43 #	3,085,000	3,106,092
Petrobras Global Finance
6.25% 3/17/24	2,015,000	1,996,865
7.875% 3/15/19 *	4,155,000	4,477,011
8.375% 5/23/21	2,525,000	2,799,720
8.75% 5/23/26 *	600,000	677,400
Petroleos Mexicanos
6.625% 6/15/35	4,160,000	4,207,840
144A 6.75% 9/21/47 #	2,280,000	2,265,750
Petronas Global Sukuk 144A 2.707% 3/18/20 #	2,445,000	2,488,005
Plains All American Pipeline
4.65% 10/15/25 *	1,855,000	1,969,863
8.75% 5/1/19	13,279,000	15,353,857
QEP Resources 5.25% 5/1/23	1,325,000	1,308,437

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Regency Energy Partners
5.00% 10/1/22		1,345,000	$1,445,028
5.875% 3/1/22		3,705,000	4,154,083
Shell International Finance
2.875% 5/10/26		3,430,000	3,440,640
3.75% 9/12/46		8,962,000	8,554,220
4.00% 5/10/46		3,285,000	3,263,963
Southwestern Energy 6.70% 1/23/25 *		1,175,000	1,125,063
Targa Resources Partners 144A 5.375% 2/1/27 #*		2,610,000	2,616,525
Tengizchevroil Finance Co. International 144A
4.00% 8/15/26 #		5,275,000	5,100,519
Transcanada Trust 5.875% 8/15/76 •		3,665,000	3,930,713
Trinidad Generation 144A 5.25% 11/4/27 #		3,615,000	3,605,963
Williams Partners 7.25% 2/1/17		12,393,000	12,563,937
Woodside Finance
144A 3.65% 3/5/25 #		335,000	336,449
144A 8.75% 3/1/19 #		10,841,000	12,327,550
YPF
144A 8.50% 3/23/21 #*		2,075,000	2,287,065
144A 26.333% 7/7/20 #•		1,985,000	2,233,125

			205,856,162

Finance Companies – 1.23%
Aercap Global Aviation Trust 144A 6.50% 6/15/45 #*•		3,275,000	3,389,625
AerCap Ireland Capital 3.95% 2/1/22		10,770,000	11,003,924
Air Lease 3.00% 9/15/23		5,225,000	5,185,321
Ally Financial 5.75% 11/20/25		2,355,000	2,419,763
Aviation Capital Group
144A 2.875% 9/17/18 #		225,000	229,223
144A 4.875% 10/1/25 #		4,855,000	5,358,706
144A 6.75% 4/6/21 #*		3,170,000	3,765,263
E*TRADE Financial 5.875% 12/29/49 •		5,930,000	6,159,787
Equate Petrochemical
144A 3.00% 3/3/22 #		3,055,000	3,011,955
144A 4.25% 11/3/26 #		1,885,000	1,871,607
General Electric 4.25% 1/17/18	NZD	1,010,000	733,573
Peachtree Corners Funding Trust 144A 3.976% 2/15/25 #		4,575,000	4,599,609
SMBC Aviation Capital Finance 144A 2.65% 7/15/21 #		3,945,000	3,914,458
SUAM Finance 144A 4.875% 4/17/24 #		3,110,000	3,287,270
Temasek Financial I 144A 2.375% 1/23/23 #		4,915,000	4,984,144

			59,914,228

Healthcare – 0.21%
DaVita 5.00% 5/1/25		2,788,000	2,697,390

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare (continued)
HCA 5.25% 6/15/26	2,610,000	$2,733,975
HealthSouth
5.125% 3/15/23	1,480,000	1,502,200
5.75% 11/1/24	1,117,000	1,157,491
5.75% 9/15/25	980,000	1,019,200
Universal Health Services 144A 5.00% 6/1/26 #	1,135,000	1,180,400

		10,290,656

Insurance – 1.28%
Berkshire Hathaway 2.75% 3/15/23	3,155,000	3,251,455
Five Corners Funding Trust 144A 4.419% 11/15/23 #	2,660,000	2,887,595
Highmark 144A 6.125% 5/15/41 #@	2,000,000	1,961,452
MetLife 6.40% 12/15/36	40,000	44,900
MetLife Capital Trust X 144A 9.25% 4/8/38 #	8,985,000	13,109,115
Principal Life Global Funding II 144A 3.00% 4/18/26 #	4,030,000	4,074,749
Prudential Financial
4.50% 11/15/20	3,385,000	3,704,811
5.375% 5/15/45 •	4,135,000	4,308,670
5.875% 9/15/42 •	3,235,000	3,546,369
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	4,670,000	4,806,649
144A 4.125% 11/1/24 #	9,485,000	9,855,399
USI 144A 7.75% 1/15/21 #	879,000	892,185
XLIT
4.45% 3/31/25	3,116,000	3,172,175
5.50% 3/31/45	5,000,000	4,849,740
6.50% 10/29/49 •	2,969,000	2,284,274

		62,749,538

Media – 0.54%
DISH DBS 5.00% 3/15/23	3,215,000	3,174,812
Gray Television 144A 5.125% 10/15/24 #	2,510,000	2,440,975
SFR Group 144A 6.00% 5/15/22 #	4,535,000	4,666,832
Sirius XM Radio 144A 5.375% 4/15/25 #	5,327,000	5,446,325
Tribune Media 5.875% 7/15/22	3,500,000	3,517,500
VTR Finance 144A 6.875% 1/15/24 #	6,735,000	7,063,331

		26,309,775

Natural Gas – 0.27%
KeySpan Gas East 144A 2.742% 8/15/26 #	5,625,000	5,611,033
Southern Co. Gas Capital
3.25% 6/15/26	3,615,000	3,708,209
3.95% 10/1/46	4,030,000	4,012,860

		13,332,102

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Real Estate – 1.67%
Alexandria Real Estate Equities 3.95% 1/15/27	1,730,000	$1,808,677
AvalonBay Communities 2.95% 5/11/26	7,485,000	7,455,629
Corporate Office Properties
3.60% 5/15/23	6,545,000	6,491,750
5.25% 2/15/24	5,315,000	5,732,456
CubeSmart 3.125% 9/1/26	4,930,000	4,852,993
DDR
7.50% 4/1/17	4,950,000	5,071,349
7.875% 9/1/20 *	4,124,000	4,919,981
Education Realty Operating Partnership 4.60% 12/1/24	5,440,000	5,630,063
ESH Hospitality 144A 5.25% 5/1/25 #	2,585,000	2,565,613
Hospitality Properties Trust 4.50% 3/15/25	5,010,000	5,076,763
Host Hotels & Resorts
3.75% 10/15/23	4,180,000	4,214,778
4.50% 2/1/26	1,525,000	1,598,624
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	1,465,000	1,486,975
Kite Realty Group 4.00% 10/1/26	1,600,000	1,592,248
MGM Growth Properties Operating Partnership 144A
4.50% 9/1/26 #	3,990,000	3,940,125
PLA Administradora Industrial 144A 5.25% 11/10/22 #	2,560,000	2,668,800
Sovran Acquisition 3.50% 7/1/26	3,750,000	3,768,098
Trust F/1401 144A 5.25% 1/30/26 #	3,485,000	3,615,687
UDR
2.95% 9/1/26	2,640,000	2,607,399
4.00% 10/1/25	1,670,000	1,788,737
WP Carey 4.60% 4/1/24	4,645,000	4,845,817

		81,732,562

Services – 0.25%
AECOM 5.875% 10/15/24	2,722,000	2,888,723
GEO Group 5.125% 4/1/23	1,690,000	1,480,862
United Rentals North America
5.50% 7/15/25	5,824,000	5,918,640
5.875% 9/15/26	1,860,000	1,903,896

		12,192,121

Technology – 1.33%
Apple 3.85% 8/4/46	5,990,000	5,848,271
CDK Global 4.50% 10/15/24	3,910,000	3,949,522
Cisco Systems 1.85% 9/20/21	5,000,000	4,994,555
Diamond 1 Finance 144A 6.02% 6/15/26 #	9,085,000	9,921,056
Fidelity National Information Services
3.00% 8/15/26	4,165,000	4,079,409
5.00% 10/15/25	7,375,000	8,314,929

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology (continued)
First Data
144A 5.75% 1/15/24 #	4,290,000	$4,370,437
144A 7.00% 12/1/23 #	1,637,000	1,718,850
NXP 144A 4.625% 6/1/23 #	3,780,000	4,148,550
Oracle 4.00% 7/15/46	3,125,000	3,094,013
Quintiles IMS 144A 5.00% 10/15/26 #	920,000	953,350
Samsung Electronics America 144A 1.75% 4/10/17 #	10,895,000	10,909,142
Tencent Holdings 144A 3.375% 5/2/19 #	2,464,000	2,550,412

		64,852,496

Transportation – 1.46%
Air Canada 2015-1 Class A Pass Through Trust 144A
3.60% 3/15/27 #◆	3,159,201	3,273,722
American Airlines 2014-1 Class A Pass Through Trust
3.70% 10/1/26 ◆	2,425,978	2,523,260
American Airlines 2015-1 Class A Pass Through Trust
3.375% 5/1/27 ◆	2,238,320	2,285,885
American Airlines 2015-2 Class AA Pass Through Trust
3.60% 9/22/27 ◆	1,318,068	1,397,152
American Airlines 2016-1 Class AA Pass Through Trust
3.575% 1/15/28 ◆	2,862,968	3,006,259
Burlington Northern Santa Fe 4.70% 9/1/45	10,155,000	11,644,403
CSX 3.80% 11/1/46	11,010,000	10,691,745
ERAC USA Finance
144A 3.30% 12/1/26 #	9,205,000	9,366,907
144A 4.20% 11/1/46 #	1,720,000	1,674,193
Penske Truck Leasing
144A 3.30% 4/1/21 #	4,320,000	4,479,378
144A 3.375% 2/1/22 #	8,415,000	8,707,775
Transurban Finance 144A 3.375% 3/22/27 #	2,160,000	2,147,718
United Airlines 2014-1 Class A Pass Through Trust
4.00% 4/11/26 ◆	2,095,842	2,229,452
United Airlines 2014-2 Class A Pass Through Trust
3.75% 9/3/26 ◆	1,960,031	2,061,708
United Airlines 2016-1 Class AA Pass Through Trust
3.10% 7/7/28 ◆	3,470,000	3,562,892
XPO Logistics 144A 6.125% 9/1/23 #	2,355,000	2,428,594

		71,481,043

Utilities – 0.20%
AES Andres 144A 7.95% 5/11/26 #	3,700,000	3,935,875
AmeriGas Partners 5.875% 8/20/26	2,435,000	2,562,838
Calpine
144A 5.25% 6/1/26 #	2,555,000	2,599,713

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Calpine
5.50% 2/1/24	613,000	$600,740

		9,699,166

Total Corporate Bonds (cost $2,372,778,237)		2,431,324,101

Municipal Bonds – 1.02%

Bay Area, California Toll Authority
(Build America Bonds) Series S3 6.907% 10/1/50	4,980,000	7,621,641
Commonwealth of Massachusetts
Series B 5.00% 7/1/26	960,000	1,225,085
Series C 5.00% 10/1/25	2,410,000	3,046,626
Series D 5.00% 4/1/26	855,000	1,087,415
Dallas, Texas Area Rapid Transit
Series A 5.00% 12/1/46	4,125,000	4,833,840
New Jersey Turnpike Authority
(Build America Bonds)
Series A 7.102% 1/1/41	2,680,000	3,955,894
Series E 5.00% 1/1/45	4,060,000	4,691,817
Series F 7.414% 1/1/40	1,290,000	1,962,619
New York City, New York
Series C 5.00% 8/1/26	1,980,000	2,497,097
Series C 5.00% 8/1/27	1,100,000	1,373,086
Oregon State Taxable Pension
(Build America Bonds) 5.892% 6/1/27	305,000	388,271
South Carolina Public Service Authority
(Taxable) Series D 4.77% 12/1/45	1,575,000	1,738,784
State of California Various Purposes
5.00% 9/1/26	2,640,000	3,361,750
(Taxable Build America Bonds) 7.55% 4/1/39	4,005,000	6,216,601
Texas Water Development Board
Series A 5.00% 10/15/45	1,345,000	1,602,581
(Water Implementation Revenue) 5.00% 10/15/46	3,505,000	4,177,609

Total Municipal Bonds (cost $50,050,848)		49,780,716

Non-Agency Asset-Backed Securities – 2.30%

AEP Texas Central Transition Funding II
Series 2006-A A4 5.17% 1/1/18	1,134,681	1,162,604
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	4,177,000	4,190,208
Series 2014-4 A2 1.43% 6/17/19	8,000,000	8,013,141
Avis Budget Rental Car Funding AESOP
Series 2013-1A A 144A 1.92% 9/20/19 #	6,115,000	6,106,152

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Avis Budget Rental Car Funding AESOP
Series 2014-1A A 144A 2.46% 7/20/20 #	6,297,000	$6,341,083
California Republic Auto Receivables Trust
Series 2013-1 A2 144A 1.41% 9/17/18 #	330,113	330,391
Capital One Multi-Asset Execution Trust
Series 2007-A5 A5 0.575% 7/15/20 •	6,855,000	6,854,999
Chase Issuance Trust
Series 2007-C1 C1 0.995% 4/15/19 •	2,460,000	2,459,314
Citibank Credit Card Issuance Trust
Series 2014-A9 A9 0.796% 11/23/18 •	3,695,000	3,695,307
CNH Equipment Trust
Series 2016-B A2B 0.935% 10/15/19 •	915,000	916,249
Contimortgage Home Equity Loan Trust
Series 1996-4 A8 7.22% 1/15/28 @	3,483	3,364
Discover Card Execution Note Trust
Series 2013-A1 A1 0.835% 8/17/20 •	2,000,000	2,003,792
Series 2016-A4 A4 1.39% 3/15/22	3,880,000	3,880,364
Ford Credit Auto Lease Trust
Series 2015-A A3 1.13% 6/15/18	3,995,000	3,996,351
Ford Credit Auto Owner Trust
Series 2016-2 A 144A 2.03% 12/15/27 #	10,590,000	10,636,556
Golden Credit Card Trust
Series 2014-2A A 144A 0.985% 3/15/21 #•	2,815,000	2,816,965
Series 2015-2A A 144A 2.02% 4/15/22 #	3,480,000	3,512,170
GreatAmerica Leasing Receivables Funding
Series 2013-1 B 144A 1.44% 5/15/18 #	1,045,000	1,045,108
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	7,315,200	6,604,770
Honda Auto Receivables Owner Trust
Series 2015-3 A3 1.27% 4/18/19	4,480,000	4,487,853
Mercedes-Benz Auto Lease Trust
Series 2016-A A2B 1.095% 7/16/18 •	3,014,945	3,019,172
Mercedes-Benz Master Owner Trust
Series 2016-AA A 144A 1.115% 5/15/20 #•	3,900,000	3,915,564
Morgan Stanley ABS Capital I Trust
Series 2005-HE5 M1 1.164% 9/25/35 •	2,340,524	2,332,992
Navistar Financial Dealer Note Master Owner Trust II
Series 2016-1 A 144A 2.146% 9/27/21 #•	2,480,000	2,494,066
New Century Home Equity Loan Trust
Series 2005-2 M1 1.179% 6/25/35 •	2,364,809	2,351,939
Penarth Master Issuer
Series 2015-1A A1 144A 0.936% 3/18/19 #•	2,100,000	2,098,482
Popular ABS Mortgage Pass Through Trust
Series 2006-C A4 0.784% 7/25/36 ◆•	5,461,120	5,291,719

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Porsche Innovative Lease Owner Trust
Series 2015-1 A3 144A 1.19% 7/23/18 #	4,170,000	$4,171,924
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	3,800,000	3,805,861
Series 2015-2 A 1.60% 4/15/21	4,055,000	4,074,350

Total Non-Agency Asset-Backed Securities (cost $113,153,353)		112,612,810

Non-Agency Collateralized Mortgage Obligations – 1.76%

Agate Bay Mortgage Trust
Series 2015-1 B1 144A 3.82% 1/25/45 #•	2,480,345	2,482,473
Series 2015-1 B2 144A 3.82% 1/25/45 #•	1,402,478	1,381,802
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 f	271,611	269,101
Amherst Pierpont Securities
Series AM-9241 S 5.47% 5/15/46 S	2,810,000	603,711
Banc of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	128,448	128,380
Series 2005-6 7A1 5.50% 7/25/20	369,046	355,570
Banc of America Mortgage Trust
Series 2004-K 2A1 2.879% 12/25/34 •	1,009,198	991,524
CHL Mortgage Pass Through Trust
Series 2004-HYB2 2A 3.116% 7/20/34 ◆•	66,339	60,338
Citicorp Mortgage Securities Trust
Series 2006-3 1A9 5.75% 6/25/36	502,269	505,573
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.875% 11/25/36 f	5,800,000	5,950,961
Credit Suisse First Boston Mortgage Securities
Series 2005-5 6A3 5.00% 7/25/35	2,439,174	2,427,462
First Horizon Mortgage Pass Through Trust
Series 2004-7 1A3 5.50% 1/25/35 ◆	981,554	1,003,493
GSR Mortgage Loan Trust
Series 2004-9 4A1 3.131% 8/25/34 •	412,270	400,002
JPMorgan Mortgage Trust
Series 2005-A8 1A1 3.026% 11/25/35 •	300,734	283,858
Series 2006-S1 1A1 6.00% 4/25/36	2,960,595	3,027,452
Series 2007-A1 7A4 3.077% 7/25/35 •	62,900	55,710
Series 2014-2 B1 144A 3.432% 6/25/29 #•	2,048,832	2,024,735
Series 2014-2 B2 144A 3.432% 6/25/29 #•	763,355	735,211
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	2,470,000	2,494,361
Series 2015-1 B1 144A 2.659% 12/25/44 #•	3,359,257	3,323,890
Series 2015-1 B2 144A 2.659% 12/25/44 #•	2,816,646	2,743,810
Series 2015-4 B1 144A 3.631% 6/25/45 #•	2,619,925	2,550,937
Series 2015-4 B2 144A 3.631% 6/25/45 #•	1,880,822	1,795,033

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

JPMorgan Mortgage Trust
Series 2015-5 B2 144A 2.894% 5/25/45 #•	2,659,805	$2,498,900
Series 2015-6 B1 144A 3.639% 10/25/45 #•	1,836,053	1,835,954
Series 2015-6 B2 144A 3.639% 10/25/45 #•	1,777,611	1,745,368
MASTR ARM Trust
Series 2004-10 2A2 3.307% 10/25/34 •	52,222	33,734
New Residential Mortgage Loan Trust
Series 2015-2A A1 144A 3.75% 8/25/55 #•	3,769,124	3,910,541
Sequoia Mortgage Trust
Series 2013-4 B2 3.495% 4/25/43 •	1,528,059	1,503,809
Series 2013-11 B1 144A 3.666% 9/25/43 #•	2,545,340	2,554,777
Series 2014-2 A4 144A 3.50% 7/25/44 #•	2,513,961	2,571,312
Series 2015-1 B2 144A 3.879% 1/25/45 #•	2,045,565	2,019,560
Structured Asset Securities Mortgage Pass Through Certificates
Series 2004-20 2A1 5.50% 11/25/34 ◆	2,207,953	2,244,245
Structured Asset Securities Trust
Series 2005-1 4A1 5.00% 2/25/20	1,334,877	1,348,064
Thornburg Mortgage Securities Trust
Series 2007-4 1A1 2.814% 9/25/37 •	1,856,740	1,813,830
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•	3,627,169	3,675,191
Series 2015-6 A1B 144A 2.75% 4/25/55 #•	3,752,891	3,806,306
Series 2016-1 A1B 144A 2.75% 2/25/55 #•	2,710,844	2,746,477
Series 2016-2 A1 144A 3.00% 8/25/55 #•	2,214,113	2,263,702
Series 2016-3 A1 144A 2.25% 8/25/55 #•	3,078,189	3,082,805
Washington Mutual Mortgage Pass Through Trust
Series 2005-1 5A2 6.00% 3/25/35 ◆	218,278	101,639
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-3 A4 5.50% 5/25/35	3,230,786	3,329,907
Series 2006-2 3A1 5.75% 3/25/36	1,411,133	1,424,468
Series 2006-3 A11 5.50% 3/25/36	1,452,246	1,474,376
Series 2006-20 A1 5.50% 12/25/21	420,046	424,302
Series 2006-AR5 2A1 3.16% 4/25/36 •	1,322,002	1,237,777
WinWater Mortgage Loan Trust
Series 2015-3 B1 144A 3.908% 3/20/45 #•	2,750,561	2,797,805

Total Non-Agency Collateralized Mortgage Obligations (cost $84,061,817)		86,040,236

Non-Agency Commercial Mortgage-Backed Securities – 5.54%

Banc of America Commercial Mortgage Trust
Series 2007-4 AM 5.813% 2/10/51 •	3,670,000	3,771,547
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW18 A4 5.70% 6/11/50	2,720,341	2,795,328

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

Citigroup Commercial Mortgage Trust
Series 2007-C6 AM 5.711% 12/10/49 •	2,950,000	$2,992,693
Series 2014-GC25 A4 3.635% 10/10/47	5,655,000	6,057,353
Series 2015-GC27 A5 3.137% 2/10/48	6,497,146	6,724,696
Series 2016-P3 A4 3.329% 4/15/49	4,000,000	4,195,795
Series 2016-P5 A4 2.941% 10/10/49	3,610,000	3,656,393
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	4,205,000	4,322,219
Series 2014-CR19 A5 3.796% 8/10/47	2,885,000	3,121,609
Series 2014-CR20 AM 3.938% 11/10/47	10,325,000	11,034,998
Series 2015-3BP A 144A 3.178% 2/10/35 #	9,890,000	10,257,696
Series 2015-CR23 A4 3.497% 5/10/48	8,305,000	8,792,561
Commercial Mortgage Trust
Series 2007-GG9 AM 5.475% 3/10/39	3,375,000	3,386,660
DB-JPM
Series 2016-C1 A4 3.276% 5/10/49	12,510,000	13,084,513
Series 2016-C3 A5 2.89% 9/10/49	8,460,000	8,570,440
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	4,654,000	5,121,615
Series 2011-LC1A C 144A 5.697% 11/10/46 #•	5,320,000	6,001,679
GRACE Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #	17,610,000	18,632,560
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #•	4,765,000	5,170,623
Series 2014-GC24 A5 3.931% 9/10/47	7,000,000	7,641,379
Series 2015-GC32 A4 3.764% 7/10/48	3,086,000	3,346,324
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	2,512,253	2,513,171
Series 2013-HLT BFX 144A 3.367% 11/5/30 #	14,065,000	14,072,438
Houston Galleria Mall Trust
Series 2015-HGLR A1A2 144A 3.087% 3/5/37 #	6,145,000	6,265,145
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C33 A4 3.77% 12/15/48	6,825,000	7,369,516
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	8,880,000	9,187,442
JPMorgan Chase Commercial Mortgage Securities
Series 2016-WIKI A 144A 2.798% 10/5/31 #	1,750,000	1,792,647
Series 2016-WIKI B 144A 3.201% 10/5/31 #	3,250,000	3,329,397
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.508% 8/12/37 •	1,765,000	1,885,224
Series 2005-LDP5 D 5.551% 12/15/44 •	2,895,000	2,886,818
Series 2011-C5 C 144A 5.394% 8/15/46 #•	3,780,000	4,117,585
Series 2013-LC11 B 3.499% 4/15/46	4,460,000	4,610,401
Series 2015-JP1 A5 3.914% 1/15/49	3,745,000	4,102,981

		Principal amount°	Value (U.S. $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-JP2 A4 2.822% 8/15/49		200,000	$201,414
Series 2016-JP3 B 3.397% 8/15/49 •		1,535,000	1,545,347
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31		264,177	264,090
Series 2006-C6 AJ 5.452% 9/15/39 •		5,266,524	4,897,552
Morgan Stanley BAML Trust
Series 2014-C17 A5 3.741% 8/15/47		3,805,000	4,106,253
Series 2015-C23 A4 3.719% 7/15/50		12,915,000	13,917,872
Series 2015-C26 A5 3.531% 10/15/48		5,655,000	6,020,611
Series 2016-C29 A4 3.325% 5/15/49		3,810,000	3,976,315
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 •		7,024,000	7,017,448
Series 2006-TOP21 B 144A 5.238% 10/12/52 #•		2,000,000	1,994,982
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 A3 2.918% 10/15/45		2,935,000	3,060,866
Series 2014-LC18 A5 3.405% 12/15/47		1,325,000	1,395,603
Series 2015-NXS3 A4 3.617% 9/15/57		7,285,000	7,781,336
Series 2016-BNK1 A3 2.652% 8/15/49		5,770,000	5,751,060
Series 2016-BNK1 B 2.967% 8/15/49		380,000	377,224
WF-RBS Commercial Mortgage Trust
Series 2012-C10 A3 2.875% 12/15/45		7,645,115	7,933,717

Total Non-Agency Commercial Mortgage-Backed Securities (cost $270,093,887)			271,053,136

Regional Bonds – 0.79%Δ

Argentina – 0.16%
City of Buenos Aires Argentina 144A 7.50% 6/1/27 #		4,345,000	4,692,600
Provincia de Buenos Aires 144A 7.875% 6/15/27 #		3,015,000	3,105,450

			7,798,050

Australia – 0.13%
New South Wales Treasury 4.00% 5/20/26	AUD	2,363,900	2,025,701
Queensland Treasury
144A 2.75% 8/20/27 #	AUD	2,839,000	2,149,315
144A 3.25% 7/21/28 #	AUD	2,933,000	2,311,820

			6,486,836

Canada – 0.34%
Province of British Columbia Canada 2.25% 6/2/26		7,715,000	7,745,852
Province of Manitoba 2.125% 6/22/26		4,490,000	4,415,726
Province of Ontario Canada 3.45% 6/2/45	CAD	2,594,000	2,163,097
Province of Quebec Canada 6.00% 10/1/29	CAD	1,985,000	2,058,833

			16,383,508

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Regional BondsΔ (continued)

Japan – 0.16%
Japan Finance Organization for Municipalities 144A
2.125% 4/13/21 #	7,928,000	$7,971,501

		7,971,501

Total Regional Bonds (cost $38,472,999)		38,639,895

Senior Secured Loans – 8.07%«

Accudyne Industries Borrower 1st Lien 4.00% 12/13/19	2,486,000	2,299,033
Air Medical Group Holdings Tranche B 1st Lien
4.25% 4/28/22	8,097,529	8,058,054
Albertsons Tranche B4 1st Lien 4.50% 8/22/21	4,109,491	4,143,394
Allied Universal Holdco 1st Lien 5.50% 7/28/22	5,010,795	5,037,101
Amaya Holdings Tranche 1st Lien 5.00% 8/1/21	5,984,469	5,989,610
AMF Bowling Centers Tranche B 1st Lien 6.00% 8/17/23	2,460,000	2,451,545
Applied Systems 1st Lien 4.00% 1/23/21	2,468,199	2,475,656
Applied Systems 2nd Lien 7.50% 1/23/22 @	6,711,373	6,763,105
Ardagh Holdings USA Tranche B 1st Lien 4.00% 12/17/19	2,927,891	2,945,824
ATI Holdings Acquisition 1st Lien 5.50% 5/10/23	2,473,800	2,491,839
Avago Technologies Cayman Finance Tranche B3 1st Lien
3.524% 2/1/23	5,603,543	5,668,337
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	4,299,422	4,325,219
Blue Ribbon Tranche 1st Lien 5.00% 11/13/21	4,655,472	4,690,388
Boyd Gaming Tranche B2 1st Lien 3.525% 9/15/23	1,495,000	1,507,334
Builders FirstSource Tranche B 1st Lien 4.75% 7/31/22	9,885,096	9,945,642
BWAY Holding Tranche B 1st Lien 5.50% 8/14/20	2,579,956	2,600,381
Caesars Growth Properties Holdings Tranche B 1st Lien
6.25% 5/8/21	4,386,765	4,390,880
Change Healthcare Holdings 1st Lien 3.75% 11/2/18	2,252,169	2,259,488
Charter Communications Operating Tranche H 1st Lien
3.25% 8/24/21	787,045	790,980
Charter Communications Tranche I 1st Lien
3.50% 1/24/23	2,361,135	2,378,187
CityCenter Holdings Tranche B 1st Lien 4.25% 10/16/20	2,630,597	2,650,600
Communications Sale & Leasing Tranche B 1st Lien
4.50% 10/24/22	2,375,000	2,383,906
Community Health Systems Tranche G 1st Lien
3.75% 12/31/19	1,591,725	1,517,665
Community Health Systems Tranche H 1st Lien
4.00% 1/27/21	2,588,205	2,459,765
CSC Holdings Tranche B 1st Lien 5.00% 10/9/22	2,822,925	2,834,688
DaVita Tranche B 1st Lien 3.50% 6/24/21	3,851,350	3,861,941
Dell International Tranche B 1st Lien 4.00% 9/7/23	5,100,000	5,141,968
Dynegy Finance IV 1st Lien 5.00% 6/27/23	2,795,000	2,813,827
ESH Hospitality Tranche B 1st Lien 3.75% 8/30/23	1,240,000	1,249,300

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

ExamWorks Group 1st Lien 4.75% 7/27/23	3,505,000	$3,529,644
First Data Tranche B 1st Lien
3.524% 3/24/21	5,122,679	5,156,832
4.275% 7/10/22	2,190,000	2,207,945
First Eagle Holdings Tranche B 1st Lien 4.838% 12/1/22	2,833,588	2,830,046
Flying Fortress Tranche B 1st Lien 3.588% 4/30/20	1,225,209	1,235,355
FMG Resources August 2006 Pty 1st Lien 3.75% 6/30/19	3,864,811	3,866,623
Forterra Finance 1st Lien 6.00% 10/25/23	6,300,000	6,300,000
Frank Russell Tranche B 1st Lien 6.75% 6/1/23	7,905,188	7,934,832
Gardner Denver 1st Lien 4.25% 7/30/20	5,821,657	5,664,746
Gates Global 1st Lien 4.25% 7/6/21	3,644,873	3,595,008
Genoa a QoL Healthcare 1st Lien 4.75% 10/28/23	2,470,000	2,473,861
Green Energy Partners Tranche B
1st Lien 6.50% 11/13/21	2,263,000	2,212,083
HCA Tranche B6 1st Lien 3.774% 3/17/23	919,156	929,425
HCA Tranche B7 1st Lien 3.588% 2/9/24	1,032,124	1,041,708
Hilton Worldwide Finance Tranche B1 1st Lien
3.50% 10/26/20	663,989	667,783
Hilton Worldwide Finance Tranche B2 1st Lien
3.034% 10/25/23	6,787,782	6,833,233
Houghton International 1st Lien 4.25% 12/20/19	1,848,000	1,842,225
Hyperion Insurance Group Tranche B 1st Lien
5.50% 4/29/22	4,289,675	4,224,661
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	4,250,173	4,233,172
Immucor Tranche B2 1st Lien 5.00% 8/17/18	3,805,400	3,730,483
Ineos US Finance Tranche B 1st Lien
3.75% 12/15/20	4,986,576	5,010,263
4.25% 3/31/22	1,290,340	1,298,136
inVentiv Health Tranche B 1st Lien 4.75% 9/29/23	3,485,000	3,489,046
J.C. Penney Tranche B 1st Lien 5.25% 6/23/23	5,626,349	5,673,824
Keurig Green Mountain Tranche B 1st Lien 5.25% 3/3/23	4,084,565	4,145,833
KIK Custom Products 1st Lien 6.00% 8/26/22 @	6,298,695	6,298,695
Kinetic Concepts Tranche F1 1st Lien 5.00% 11/4/20	1,394,334	1,404,647
KRATON Polymers Tranche B 1st Lien 6.00% 1/6/22	5,425,000	5,471,340
Kronos 2nd Lien 9.25% 10/20/24	2,730,000	2,821,070
Kronos Tranche B 1st Lien 5.00% 10/20/23	1,980,000	1,990,983
Landry’s 1st Lien 4.00% 10/4/23	1,120,000	1,128,167
Level 3 Financing 1st Lien 4.00% 1/15/20	3,740,000	3,763,375
LTS Buyer 2nd Lien 8.00% 4/1/21	3,141,138	3,156,843
MGM Growth Properties Operating Partnership Tranche B
1st Lien 4.00% 4/25/23	5,029,725	5,052,515
Micron Technology Tranche B 1st Lien 6.53% 4/26/22	987,525	998,882
Mohegan Tribal Gaming Authority Tranche B 1st Lien
5.50% 10/13/23	9,006,383	8,998,881

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

MPH Acquisition Holdings Tranche B 1st Lien
5.00% 6/7/23	4,028,012	$4,079,369
NBTY Tranche B 1st Lien 5.00% 5/5/23	7,122,150	7,149,748
Neiman Marcus Group 1st Lien 4.25% 10/25/20	1,974,367	1,819,997
ON Semiconductor Tranche B 3.777% 3/31/23	3,230,000	3,252,494
Panda Hummel Tranche B1 1st Lien 7.00% 10/27/22	1,280,000	1,216,000
Panda Liberty Tranche B 1st Lien 7.50% 8/21/20	4,639,750	4,558,554
Petco Animal Supplies Tranche B1 1st Lien
5.00% 1/26/23	5,041,900	5,094,069
PQ 1st Lien 5.75% 11/4/22	7,633,868	7,685,824
Prime Security Services Borrower 1st Lien 4.75% 5/2/22	4,139,625	4,178,434
Prospect Medical Holdings Tranche B 1st Lien
7.00% 6/30/22	3,955,088	3,932,840
Republic of Angola (Unsecured) 7.175% 12/16/23 @	10,987,500	9,504,188
Revlon Consumer Products Tranche B 1st Lien
4.25% 9/7/23	1,495,000	1,500,373
Reynolds Group Holdings 1st Lien
4.25% 2/5/23	4,410,276	4,425,562
4.25% 2/5/23	895,000	898,102
Sable International Finance Tranche B1 1st Lien
5.588% 12/31/22	4,820,000	4,872,721
Sable International Finance Tranche B2 1st Lien
5.83% 12/31/22	3,940,000	3,983,096
SAM Finance Lux Sarl Tranche B 1st Lien 4.25% 12/17/20	2,000,682	2,018,188
Scientific Games International 1st Lien 6.00% 10/18/20	4,763,904	4,795,379
SFR Group 1st Lien 4.752% 1/31/23	972,556	979,851
SFR Group Tranche B 1st Lien 5.002% 1/15/24	6,422,725	6,470,895
SFR Group Tranche B10 1st Lien 4.00% 1/31/25	2,220,000	2,215,145
Sinclair Television Group Tranche B1 1st Lien
3.50% 7/31/21	932,294	937,538
Solera Tranche B 1st Lien 5.75% 3/3/23	5,079,475	5,141,912
Spectrum Brands Tranche 1st Lien 5.25% 6/23/22	1,834,205	1,847,160
StandardAero Aviation Holdings 1st Lien 5.25% 7/7/22	3,802,595	3,827,152
Station Casinos Tranche B 1st Lien 3.75% 6/8/23	1,241,888	1,248,250
Summit Materials Tranche B 1st Lien 4.00% 7/17/22	2,607,000	2,628,589
Telenet Financing USD Tranche B 1st Lien
4.357% 6/30/24	1,015,000	1,018,806
T-Mobile USA Tranche B 1st Lien 3.50% 11/9/22	9,263,470	9,343,701
TransDigm Tranche E 1st Lien 3.75% 5/14/22	901,697	900,006
TransDigm Tranche F 1st Lien 3.75% 6/9/23	5,652,662	5,641,357
Tribune Media Tranche B 1st Lien 3.75% 12/27/20	2,607,000	2,623,294
Univar USA Tranche B 1st Lien 4.25% 7/1/22	836,332	838,074
Univision Communications 1st Lien 4.00% 3/1/20	1,095,107	1,098,188

		Principal amount°	Value (U.S. $)
Senior Secured Loans« (continued)
Univision Communications Tranche C4 1st Lien
4.00% 3/1/20		6,310,540	$6,327,629
USI 1st Lien 4.25% 12/27/19		7,101,887	7,113,726
Valeant Pharmaceuticals International 1st Lien
5.25% 12/11/19		4,872,998	4,876,653
Western Digital Tranche B 1st Lien 4.50% 4/29/23		2,960,580	2,998,514
WideOpenWest Finance Tranche B 1st Lien
4.50% 8/19/23		5,020,723	5,016,410
Windstream Services Tranche B6 1st Lien 4.75% 3/30/21		2,665,959	2,678,873
WireCo Worldgroup 2nd Lien 10.00% 9/30/24 @		1,485,000	1,492,425
Wireco WorldGroup Tranche 1st Lien 6.50% 9/30/23		2,470,000	2,482,350
Zekelman Industries Tranche B 1st Lien 6.00% 6/14/21		2,548,613	2,577,284

Total Senior Secured Loans (cost $390,776,384)			394,626,542

Sovereign Bonds – 3.33%Δ
Argentina – 0.09%
Argentine Republic Government International Bond 144A
7.125% 7/6/36 #*		4,100,000	4,237,350

			4,237,350

Australia – 0.05%
Australia Government Bond 3.75% 4/21/37	AUD	2,743,000	2,349,030

			2,349,030

Bahrain – 0.05%
Bahrain Government International Bond 144A
7.00% 10/12/28 #		2,200,000	2,271,500

			2,271,500

Bermuda – 0.06%
Bermuda Government International Bond 144A
3.717% 1/25/27 #		3,200,000	3,223,520

			3,223,520

Brazil – 0.05%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/25	BRL	8,619,000	2,531,407

			2,531,407

Canada – 0.02%
Canadian Government Bond 2.75% 12/1/48	CAD	1,202,000	1,090,260

			1,090,260

Colombia – 0.03%
Colombia Government International Bond 5.00% 6/15/45		1,269,000	1,294,380

			1,294,380

Croatia – 0.09%
Croatia Government International Bond 144A
6.375% 3/24/21 #		4,215,000	4,688,850

			4,688,850

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)
Sovereign BondsΔ (continued)
Dominican Republic – 0.08%
Dominican Republic International Bond 144A
6.875% 1/29/26 #		3,460,000	$3,840,600

			3,840,600

Ecuador – 0.04%
Ecuador Government International Bond 144A
10.75% 3/28/22 #		1,740,000	1,844,400

			1,844,400

Hungary – 0.13%
Hungary Government International Bond 5.75% 11/22/23		5,600,000	6,542,900

			6,542,900

India – 0.08%
Export-Import Bank of India 144A 3.375% 8/5/26 #		3,800,000	3,775,665

			3,775,665

Indonesia – 0.15%
Indonesia Government International Bond 144A
5.125% 1/15/45 #*		1,200,000	1,308,936
Indonesia Treasury Bond 9.00% 3/15/29	IDR	69,060,000,000	5,882,908

			7,191,844

Jamaica – 0.13%
Jamaica Government International Bond 8.00% 3/15/39		5,500,000	6,461,730

			6,461,730

Japan – 0.07%
Japan International Cooperation Agency 2.125% 10/20/26		3,616,000	3,563,597

			3,563,597

Jordan – 0.05%
Jordan Government International Bond 144A
5.75% 1/31/27 #		2,300,000	2,291,490

			2,291,490

Mexico – 0.57%
Mexican Bonos
5.75% 3/5/26	MXN	349,536,200	17,869,268
8.50% 5/31/29	MXN	97,846,000	6,061,948
Mexico Government International Bond
3.60% 1/30/25 *		1,637,000	1,673,833
4.35% 1/15/47		2,200,000	2,086,700

			27,691,749

Mongolia – 0.07%
Mongolia Government International Bond 144A
10.875% 4/6/21 #		3,145,000	3,412,419

			3,412,419

		Principal amount°	Value (U.S. $)
Sovereign BondsΔ (continued)
New Zealand – 0.01%
New Zealand Government Bond 4.50% 4/15/27	NZD	527,000	$438,075

			438,075

Peru – 0.16%
Peruvian Government International Bond 6.95% 8/12/31	PEN	24,633,000	7,978,851

			7,978,851

Poland – 0.26%
Republic of Poland Government Bond
2.50% 7/25/26	PLN	42,290,000	10,248,446
3.25% 7/25/25	PLN	9,401,000	2,438,042

			12,686,488

Portugal – 0.02%
Portugal Government International Bond 144A
5.125% 10/15/24 #		1,045,000	1,038,087

			1,038,087

Republic of Korea – 0.17%
Export-Import Bank of Korea 144A 3.00% 5/22/18 #	NOK	1,400,000	173,094
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	8,969,388,915	7,973,197

			8,146,291

Saudi Arabia – 0.07%
Saudi Government International Bond
144A 2.375% 10/26/21 #		1,400,000	1,396,956
144A 4.50% 10/26/46 #		2,000,000	1,969,250

			3,366,206

Serbia – 0.09%
Serbia International Bond 144A 4.875% 2/25/20 #		4,350,000	4,511,489

			4,511,489

South Africa – 0.32%
Republic of South Africa Government Bond
8.00% 1/31/30	ZAR	141,102,000	9,585,571
Republic of South Africa Government International Bond
5.875% 5/30/22 *		5,250,000	5,938,428

			15,523,999

Sri Lanka – 0.15%
Sri Lanka Government International Bond
144A 6.00% 1/14/19 #		1,500,000	1,551,582
144A 6.125% 6/3/25 #		5,900,000	5,937,371

			7,488,953

Turkey – 0.12%
Export Credit Bank of Turkey
144A 5.375% 2/8/21 #		3,380,000	3,443,936

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)
Sovereign BondsΔ (continued)
Turkey (continued)
Export Credit Bank of Turkey
144A 5.375% 10/24/23 #		2,340,000	$2,342,457

			5,786,393

Ukraine – 0.04%
Ukraine Government International Bond 144A
7.75% 9/1/19 #		2,000,000	1,999,750

			1,999,750

United Kingdom – 0.04%
United Kingdom Gilt 3.50% 1/22/45	GBP	1,169,100	1,941,125

			1,941,125

Uruguay – 0.07%
Uruguay Government International Bond 5.10% 6/18/50		3,450,000	3,445,687

			3,445,687

Total Sovereign Bonds (cost $164,955,511)			162,654,085

Supranational Banks – 0.97%
Asian Development Bank 0.50% 3/24/20	AUD	1,750,000	1,242,892
European Bank for Reconstruction & Development
7.375% 4/15/19	IDR	49,290,000,000	3,826,216
9.25% 12/2/20	IDR	46,910,000,000	3,932,336
Inter-American Development Bank 6.00% 9/5/17	INR	659,950,000	9,829,413
International Bank for Reconstruction & Development
0.605% 4/17/19 •		2,469,000	2,464,692
2.50% 11/25/24		2,469,000	2,564,913
3.50% 1/22/21	NZD	23,231,000	17,078,751
3.75% 2/10/20	NZD	3,300,000	2,438,091
4.625% 10/6/21	NZD	2,649,000	2,044,008
International Finance
3.00% 5/6/21	NZD	1,795,000	1,289,500
3.625% 5/20/20	NZD	1,035,000	761,652

Total Supranational Banks (cost $46,678,365)			47,472,464

U.S. Treasury Obligations – 1.11%
U.S. Treasury Bond
2.50% 5/15/46		9,670,000	9,493,223
U.S. Treasury Notes
1.125% 9/30/21		2,780,000	2,753,829
1.50% 8/15/26		43,335,000	42,043,443

Total U.S. Treasury Obligations (cost $55,014,679)			54,290,495

	Number of shares	Value (U.S. $)

Common Stock – 0.00%

Century Communications @=†	7,875,000	$0

Total Common Stock (cost $238,403)		0

Convertible Preferred Stock – 0.26%
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	1,477	1,818,187
DTE Energy 6.50% exercise price $116.31, expiration date 10/1/19	27,354	1,456,601
Exelon 6.50% exercise price $43.75, expiration date 6/1/17 *	38,450	1,834,065
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49 @	1,768	2,510,542
Teva Pharmaceutical Industries 7.00% exercise price $75.00, expiration date 12/15/18	953	722,374
T-Mobile U.S. 5.50% exercise price $31.02, expiration date 12/15/17	20,274	1,675,646
Wells Fargo & Co. 7.50% exercise price $156.71, expiration date 12/31/49	2,210	2,884,050

Total Convertible Preferred Stock (cost $11,813,898)		12,901,465

Preferred Stock – 0.77%
General Electric 5.00% •	13,537,000	14,358,019
Integrys Holdings 6.00% •	205,350	5,596,301
PNC Preferred Funding Trust II 144A 2.073% #•	13,900,000	13,552,500
USB Realty 2.027% #•	4,485,000	4,036,500

Total Preferred Stock (cost $33,332,911)		37,543,320

	Number of contracts
Options Purchased – 0.02%
Futures Call Option – 0.01%
U.S. Treasury 10 yr Notes exercise price $130.50, expiration date 11/25/16 (AFI)	1,238	348,187

		348,187

Futures Put Option – 0.01%
U.S. Treasury 10 yr Notes exercise price $129.50, expiration date 11/25/16 (AFI)	1,238	715,719

		715,719

Total Options Purchased (cost $993,538)		1,063,906

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments – 4.39%

Discount Note – 1.13%≠
Federal Home Loan Bank 0.284% 12/21/16	55,265,024	$55,249,660

		55,249,660

Repurchase Agreements – 1.99%
Bank of America Merrill Lynch
0.25%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $26,734,141 (collateralized by U.S. government obligations 2.25% 11/15/24;market value $27,268,645)	26,733,956	26,733,956
Bank of Montreal
0.27%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $8,911,385 (collateralized by U.S. government obligations 0.125%–3.875%
11/30/17–2/15/45; market value $9,089,555)	8,911,319	8,911,319
BNP Paribas
0.32%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $61,773,275 (collateralized by U.S. government obligations 0.00%–4.75%
4/30/17–2/15/45; market value $63,008,193)	61,772,725	61,772,725

		97,418,000

U.S. Treasury Obligation – 1.27%≠
U.S. Treasury Bill 0.226% 11/3/16	61,746,278	61,745,908

		61,745,908

Total Short-Term Investments (cost $214,406,701)		214,413,568

Total Value of Securities Before Securities
Lending Collateral – 103.19%
(cost $4,975,043,997)		5,045,522,434

Securities Lending Collateral – 1.53%**

Certificates of Deposit – 0.14%≠
Australia & New Zealand Banking Group (London) 0.42% 11/1/16	3,407,000	3,407,000
National Australia Bank (Cayman) 0.30% 11/1/16	680,000	680,000
Royal Bank of Canada (Toronto) 0.30% 11/1/16	2,499,000	2,499,000

		6,586,000

Commercial Paper – 0.30%≠
Air Products & Chemicals 0.43% 11/1/16	382,000	382,000
BASF
0.50% 11/21/16	1,071,000	1,070,703
0.50% 12/5/16	997,000	996,529
0.70% 11/22/16	369,000	368,849
Coca-Cola 0.46% 12/8/16	1,118,000	1,117,471
Exxon Mobil 0.47% 12/12/16	1,118,000	1,117,402

	Principal amount°	Value (U.S. $)

Securities Lending Collateral** (continued)

Commercial Paper≠ (continued)
IBM 0.50% 12/1/16	989,000	$988,588
Merck & Co. 0.42% 11/7/16	1,143,000	1,142,920
Microsoft 0.48% 12/6/16	764,000	763,643
Nestle Capital 0.54% 11/7/16	405,000	404,964
Novartis Finance 0.45% 11/14/16	825,000	824,866
Pfizer
0.40% 11/28/16	758,000	757,773
0.51% 12/7/16	1,147,000	1,146,415
Roche Holdings
0.42% 11/1/16	1,140,000	1,140,000
0.42% 11/15/16	997,000	996,837
Sanofi 0.74% 11/23/16	485,000	484,781
Wal-Mart Stores 0.42% 11/7/16	1,118,000	1,117,922

		14,821,663

Corporate Bonds – 0.39%≠
Bank of Montreal (Chicago)
1.09% 5/15/17	261,000	261,000
1.13% 2/13/17	341,000	340,856
Bank of Nova Scotia (Houston)
0.94% 1/3/17	656,000	656,000
1.24% 6/9/17	500,000	500,000
1.28% 9/27/17	600,000	600,000
Bank of Nova Scotia (Toronto) 1.03% 2/17/17	542,000	542,000
Canadian Imperial Bank of Commerce (New York)
0.88% 12/2/16	500,000	500,000
1.15% 3/3/17	929,000	929,000
Chase Bank USA N.A.
1.22% 5/26/17	600,000	600,000
1.23% 6/9/17	420,000	420,000
Commonwealth Bank Australia
0.98% 2/21/17	835,000	835,000
1.21% 5/5/17	300,000	300,000
Johnson & Johnson 0.67% 11/28/16	975,000	975,166
National Australia Bank
1.04% 3/16/17	543,000	543,000
1.17% 2/23/17	500,000	500,000
1.25% 10/13/17	1,284,000	1,284,000
National Australia Bank (New York) 1.27% 4/27/17	400,000	400,000
National Bank of Canada 0.88% 12/1/16	707,000	707,000
National Bank of Canada (New York) 0.88% 12/16/16	200,000	200,000
Royal Bank of Canada (New York) 1.23% 6/2/17	908,000	908,000

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Securities Lending Collateral** (continued)

Corporate Bonds≠ (continued)
Toronto-Dominion Bank (New York)
1.22% 5/23/17	820,000	$820,000
1.32% 7/12/17	500,000	500,000
1.38% 10/16/17	866,000	866,000
Toyota Motor Credit 1.18% 3/27/17	400,000	400,000
Wells Fargo Bank N.A.
0.98% 1/11/17	500,000	500,000
1.04% 4/11/17	1,135,000	1,135,000
1.24% 6/1/17	276,000	276,000
1.26% 10/23/17	300,000	300,000
Westpac Banking (New York)
0.87% 12/19/16	200,000	200,000
1.03% 3/22/17	756,000	756,000
1.21% 3/2/17	500,000	500,000
1.28% 9/26/17	900,000	900,000

		19,154,022

Repurchase Agreements – 0.70%≠
BNP Q 0.32% 11/1/16	17,628,907	17,628,907
BNS Q 0.30% 11/1/16	16,821,516	16,821,516

		34,450,423

Total Securities Lending Collateral (cost $75,012,108)		75,012,108

Total Value of Securities – 104.72%
(cost $5,050,056,105)		$5,120,534,542∎

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2016, the aggregate value of Rule 144A securities was $1,253,076,543, which represents 25.63% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

*	Fully or partially on loan.

**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.

@	Illiquid security. At Oct. 31, 2016, the aggregate value of illiquid securities was $54,217,056, which represents 1.11% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	100% of the income received was in the form of cash.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Oct. 31, 2016, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

«	Senior secured loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2016.

∎	Includes $72,313,091 of securities loaned.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.

†	Non-income-producing security.

•	Variable rate security. Each rate shown is as of Oct. 31, 2016. Interest rates reset periodically.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Oct. 31, 2016.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitments were outstanding at Oct. 31, 2016:

Borrower	Unfunded Amount	Cost	Value	Unrealized Appreciation (Depreciation)
Allied Universal
Holdco
2.25% 7/28/22	$994,205	$984,263	$999,425	$15,162

Schedule of investments

Delaware Diversified Income Fund

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Oct. 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(14,923,696)	USD	11,348,575	12/9/16	$7,523
BAML	CAD	(12,575,097)	USD	9,426,045	12/9/16	48,131
BAML	EUR	7,094,081	USD	(7,741,700)	12/9/16	59,252
BAML	JPY	(76,522,438)	USD	735,587	12/9/16	4,797
BAML	NZD	(22,423,290)	USD	16,003,278	12/9/16	(7,038)
BCLY	COP	15,705,804,840	USD	(5,320,952)	12/9/16	(130,454)
BNP	AUD	(8,872,448)	USD	6,756,644	12/9/16	14,152
BNP	INR	186,465,887	USD	(2,775,532)	12/9/16	4,552
BNP	NOK	(116,052)	USD	14,084	12/9/16	37
CITI	COP	7,922,985,175	USD	(2,682,120)	12/9/16	(63,710)
CITI	MXN	278,430	USD	(14,925)	12/9/16	(261)
CITI	ZAR	(39,971,814)	USD	2,849,897	12/9/16	(91,100)
HSBC	GBP	(3,037,433)	USD	3,710,528	12/9/16	(10,566)
JPMC	KRW	(8,525,381,610)	USD	7,499,719	12/9/16	49,482
JPMC	PLN	(7,535,900)	USD	1,897,270	12/9/16	(21,911)
JPMC	SEK	5,329,174	USD	(598,606)	12/9/16	(7,452)
TD	EUR	(5,573,770)	USD	6,078,062	12/9/16	(51,091)
TD	INR	183,918,663	USD	(2,747,307)	12/9/16	(5,200)
TD	JPY	412,077,475	USD	(3,959,501)	12/9/16	(24,151)
TD	MXN	(160,916,532)	USD	8,619,044	12/9/16	143,707
TD	NZD	(13,254,537)	USD	9,433,400	12/9/16	(30,391)
TD	ZAR	(76,296,000)	USD	5,434,613	12/9/16	(179,002)
UBS	IDR	(144,428,367,000)	USD	11,008,259	12/9/16	(9,321)

						$(300,015)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(811)	E-mini S&P 500 Index	$(86,445,284)	$(85,970,055)	12/19/16	$475,229
(88)	U.S. Treasury 5 yr Notes	(10,652,563)	(10,630,125)	1/2/17	22,438
(1,740)	U.S. Treasury 10 yr Notes	(226,521,478)	(225,547,500)	12/21/16	973,978
(155)	U.S. Treasury Long Bonds	(25,131,904)	(25,221,406)	12/21/16	(89,502)

		$(348,751,229)			$1,382,143

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]	Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)[4]
	Protection
	Purchased:
	JPMC -
ICE	CDX.NA.HY.27[5]	24,560,000	5.00%	12/20/21	$(956,030)	$114,170

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(61,394).

5Markit’s CDX.NA.HY Index is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

Schedule of investments

Delaware Diversified Income Fund

Summary of abbreviations:

AFI – Advantage Futures

ABS – Asset-Backed Security

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BCLY – Barclays Bank

BNP – Banque Paribas

BRL – Brazilian Real

CAD – Canadian Dollar

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America High Yield

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

COP – Colombian Peso

DB-JPM – Deutsche Bank JPMorgan

DB-UBS – Deutsche Bank Union Bank of Switzerland

EUR – European Monetary Unit

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

HSBC – Hong Kong Shanghai Bank

ICE – Intercontinental Exchange, Inc.

IDR – Indonesian Rupiah

INR – Indian Rupee

JPM-BB – JPMorgan Barclays Bank

JPMC – JPMorgan Chase Bank

JPM-DB – JPMorgan Deutsche Bank

JPY – Japanese Yen

KRW – South Korean Won

LB-UBS – Lehman Brothers Union Bank of Switzerland

MASTR – Mortgage Asset Securitization Transactions, Inc.

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PIK – Payment-in-Kind

PLN – Polish Zloty

REMIC – Real Estate Mortgage Investment Conduit

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

Summary of abbreviations (continued):

UBS – Union Bank of Switzerland

USD – U.S. Dollar

WF-RBS – Wells Fargo Royal Bank of Scotland

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Diversified Income Fund	October 31, 2016

Assets:
Investments, at value[1,2]	$4,830,044,960
Short-term investments, at value[3]	214,413,568
Short-term investments held as collateral for loaned securities, at value[4]	75,012,108
Cash collateral due from brokers	9,349,969
Cash	8,981,427
Foreign currencies, at value[5]	8,624,031
Receivable for securities sold	227,675,252
Dividends and interest receivable	37,091,889
Receivable for fund shares sold	7,399,290
Options purchased, at value[6]	1,063,906
Unrealized appreciation on foreign currency exchange contracts	331,633
Unrealized appreciation on centrally cleared credit default swap contracts	88,325
Securities lending income receivable	49,431
Variation margin due from broker on centrally cleared credit default swap contracts	25,845
Other assets[7]	4,787,750

Total assets	5,424,939,384

Liabilities:
Payable for securities purchased	420,631,571
Obligation to return securities lending collateral	74,997,135
Payable for fund shares redeemed	11,621,606
Income distribution payable	4,134,954
Investment management fees payable to affiliates	1,894,738
Other accrued expenses	1,821,727
Cash collateral due to brokers	1,250,000
Distribution fees payable to affiliates	1,062,444
Upfront payments received on centrally cleared credit default swap contracts	956,030
Unrealized depreciation on foreign currency exchange contracts	631,648
Swap payments payable	143,463
Dividend disbursing and transfer agent fees and expenses payable to affiliates	84,619
Variation margin due to broker on futures contracts	73,887
Other liabilities	41,998
Accounting and Administration expenses payable to affiliates	19,703
Deferred capital gains tax	16,427
Trustees’ fees and expenses payable	14,324
Legal fees payable to affiliates	6,733
Audit fees and tax payable	5,558
Reports and statements to shareholders expenses payable to affiliates	2,071
Bond proceeds payable[7]	15,959,167

Total liabilities	535,369,803

Total Net Assets	$4,889,569,581

Net Assets Consist of:
Paid-in capital	$4,939,890,202
Distributions in excess of net investment income	(6,429,608)
Accumulated net realized loss	(115,643,424)
Net unrealized appreciation of investments	70,406,804
Net unrealized appreciation of foreign currencies	140,335
Net unrealized depreciation of foreign currency exchange contracts	(300,015)
Net unrealized appreciation of futures contracts	1,382,143
Net unrealized appreciation of options purchased	70,368
Net unrealized appreciation of swap contracts	52,776

Total Net Assets	$4,889,569,581

Net Asset Value
Class A:
Net assets	$1,259,472,278
Shares of beneficial interest outstanding, unlimited authorization, no par	142,955,245
Net asset value per share	$8.81
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.23
Class C:
Net assets	$879,705,380
Shares of beneficial interest outstanding, unlimited authorization, no par	99,861,286
Net asset value per share	$8.81
Class R:
Net assets	$77,483,803
Shares of beneficial interest outstanding, unlimited authorization, no par	8,799,325
Net asset value per share	$8.81
Institutional Class:
Net assets	$2,672,906,075
Shares of beneficial interest outstanding, unlimited authorization, no par	303,162,273
Net asset value per share	$8.82
Class R6:
Net assets	$2,045
Shares of beneficial interest outstanding, unlimited authorization, no par	232
Net asset value per share	$8.81

[1]Investments, at cost	$4,759,643,758
[2]Including securities on loan	72,313,091
[3]Short-term investments, at cost	214,406,701
[4]Short-term investments held as collateral for loaned securities, at cost	75,012,108
[5]Foreign currencies, at cost	8,472,457
[6]Options purchased, at cost	993,538
[7]See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Diversified Income Fund	Year ended October 31, 2016

Investment Income:
Interest	$173,525,015
Dividends	1,398,139
Securities lending income	521,940
Foreign tax withheld	(22,821)

175,422,273

Expenses:
Management fees	23,103,166
Distribution expenses – Class A	3,673,668
Distribution expenses – Class C	9,364,727
Distribution expenses – Class R	449,584
Dividend disbursing and transfer agent fees and expenses	6,407,653
Accounting and administration expenses	1,647,736
Reports and statements to shareholders expenses	437,360
Legal fees	355,207
Custodian fees	313,249
Trustees’ fees and expenses	250,095
Registration fees	169,987
Audit and tax fees	56,985
Other	230,595

46,460,012
Less expense paid indirectly	(2,825)

Total operating expenses	46,457,187

Net Investment Income	128,965,086

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$(15,677,950)
Foreign currencies	(5,785,569)
Foreign currency exchange contracts	(663,155)
Futures contracts	(6,411,840)
Options written	(1,327,158)
Options purchased	(133,604)
Swap contracts	5,080,968

Net realized loss	(24,918,308)

Net change in unrealized appreciation (depreciation) of:
Investments[2]	92,021,853
Foreign currencies	300,267
Foreign currency exchange contracts	(738,830)
Futures contracts	2,545,148
Options purchased	70,368
Swap contracts	623,846

Net change in unrealized appreciation (depreciation)	94,822,652

Net Realized and Unrealized Gain	69,904,344

Net Increase in Net Assets Resulting from Operations	$198,869,430

1Includes $115,876 capital gains tax paid.

2Includes $16,427 capital gains tax accrued.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Diversified Income Fund

	Year ended
	10/31/16	10/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$128,965,086	$165,015,698
Net realized loss	(24,918,308)	(13,188,147)
Net change in unrealized appreciation (depreciation)	94,822,652	(160,113,032)

Net increase (decrease) in net assets resulting from operations	198,869,430	(8,285,481)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(43,287,704)	(61,612,345)
Class C	(20,524,146)	(27,592,570)
Class R	(2,421,985)	(3,399,488)
Institutional Class	(83,360,173)	(88,904,722)
Class R6	(31)	—

Net realized gain:
Class A	—	(7,212,371)
Class C	—	(4,089,727)
Class R	—	(409,856)
Institutional Class	—	(8,547,257)

Return of capital:
Class A	(1,998,204)	(3,982,476)
Class C	(1,395,844)	(2,418,089)
Class R	(122,996)	(244,352)
Institutional Class	(4,237,551)	(6,285,187)
Class R6	(3)	—

	(157,348,637)	(214,698,440)

Capital Share Transactions:
Proceeds from shares sold:
Class A	194,846,145	378,195,209
Class C	63,689,723	75,847,898
Class R	24,662,141	31,430,722
Institutional Class	819,341,305	889,312,529
Class R6	2,000	—

	Year ended
	10/31/16	10/31/15

Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$43,377,366	$69,858,108
Class C	20,169,368	31,402,737
Class R	2,546,410	4,050,199
Institutional Class	82,440,055	98,839,952
Class R6	32	—

	1,251,074,545	1,578,937,354

Cost of shares redeemed:
Class A	(649,512,099)	(765,044,640)
Class C	(218,658,275)	(234,458,838)
Class R	(52,150,195)	(46,143,068)
Institutional Class	(870,590,826)	(659,373,785)

	(1,790,911,395)	(1,705,020,331)

Decrease in net assets derived from capital share transactions	(539,836,850)	(126,082,977)

Net Decrease in Net Assets	(498,316,057)	(349,066,898)

Net Assets:
Beginning of year	5,387,885,638	5,736,952,536

End of year	$4,889,569,581	$5,387,885,638

Distributions in excess of net investment income	$(6,429,608)	$(6,326,831)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$8.740	$9.090	$8.960	$9.450	$9.330

0.222	0.264	0.302	0.278	0.304
0.119	(0.272)	0.171	(0.350)	0.396

0.341	(0.008)	0.473	(0.072)	0.700

(0.257)	(0.289)	(0.343)	(0.248)	(0.346)
—	(0.032)	—	(0.089)	(0.234)
(0.014)	(0.021)	—	(0.081)	—

(0.271)	(0.342)	(0.343)	(0.418)	(0.580)

$8.810	$8.740	$9.090	$8.960	$9.450

3.96%	(0.11% )	5.25%	(0.66% )	7.82%

$1,259,472	$1,658,922	$2,048,203	$3,244,801	$4,890,056
0.89%	0.91%	0.90%	0.90%	0.90%

0.89%	0.91%	0.90%	0.95%	0.95%
2.54%	2.95%	3.34%	3.03%	3.26%

2.54%	2.95%	3.34%	2.98%	3.21%
240%	218%	189%	238%	238%

Financial highlights

Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$8.740	$9.090	$8.960	$9.450	$9.330

0.156	0.197	0.234	0.209	0.234
0.119	(0.272)	0.172	(0.349)	0.397

0.275	(0.075)	0.406	(0.140)	0.631

(0.191)	(0.222)	(0.276)	(0.197)	(0.277)
—	(0.032)	—	(0.089)	(0.234)
(0.014)	(0.021)	—	(0.064)	—

(0.205)	(0.275)	(0.276)	(0.350)	(0.511)

$8.810	$8.740	$9.090	$8.960	$9.450

3.19%	(0.85% )	4.59%	(1.51% )	7.01%

$879,706	$1,007,163	$1,177,575	$1,471,553	$2,230,985
1.64%	1.66%	1.65%	1.65%	1.65%
1.79%	2.20%	2.59%	2.28%	2.51%
240%	218%	189%	238%	238%

Financial highlights

Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$8.730	$9.090	$8.960	$9.450	$9.330

0.200	0.241	0.279	0.255	0.280
0.129	(0.282)	0.171	(0.350)	0.397

0.329	(0.041)	0.450	(0.095)	0.677

(0.235)	(0.266)	(0.320)	(0.231)	(0.323)
—	(0.032)	—	(0.089)	(0.234)
(0.014)	(0.021)	—	(0.075)	—

(0.249)	(0.319)	(0.320)	(0.395)	(0.557)

$8.810	$8.730	$9.090	$8.960	$9.450

3.82%	(0.47% )	5.11%	(1.02% )	7.55%

$77,484	$101,732	$116,840	$124,586	$160,695
1.14%	1.16%	1.15%	1.15%	1.15%

1.14%	1.16%	1.15%	1.24%	1.25%
2.29%	2.70%	3.09%	2.78%	3.01%

2.29%	2.70%	3.09%	2.69%	2.91%
240%	218%	189%	238%	238%

Financial highlights

Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$8.740	$9.100	$8.970	$9.460	$9.340

0.244	0.286	0.325	0.301	0.327
0.129	(0.282)	0.171	(0.350)	0.397

0.373	0.004	0.496	(0.049)	0.724

(0.279)	(0.311)	(0.366)	(0.265)	(0.370)

—	(0.032)	—	(0.089)	(0.234)
(0.014)	(0.021)	—	(0.087)	—

(0.293)	(0.364)	(0.366)	(0.441)	(0.604)

$8.820	$8.740	$9.100	$8.970	$9.460

4.34%	0.03%	5.63%	(0.52% )	8.08%

$2,672,906	$2,620,069	$2,394,335	$1,737,652	$2,238,906
0.64%	0.66%	0.65%	0.65%	0.65%
2.79%	3.20%	3.59%	3.28%	3.51%
240%	218%	189%	238%	238%

Financial highlights

Delaware Diversified Income Fund Class R6

Selected data for each share of the Fund outstanding throughout the period were as follows:

5/2/16[1] to 10/31/16
Net asset value, beginning of period	$8.750

Income from investment operations:
Net investment income[2]	0.122
Net realized and unrealized gain	0.086

Total from investment operations	0.208

Less dividends and distributions from:
Net investment income	(0.134)
Return of capital	(0.014)

Total dividends and distributions	(0.148)

Net asset value, end of period.	$8.810

Total return[3]	2.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2
Ratio of expenses to average net assets	0.55%
Ratio of net investment income to average net assets	2.75%
Portfolio turnover	240%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year ended Oct. 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Diversified Income Fund	October 31, 2016

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees. Class R6 commenced operations on May 2, 2016.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles

(U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and

Notes to financial statements

Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2013–Oct. 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2016, and matured on the next business day.

To Be Announced Trades (TBA) – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. The Fund posted $1,433,000 in cash collateral for TBA trades as of Oct. 31, 2016, which is shown as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays dividends from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Notes to financial statements

Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Oct. 31, 2016.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2016, the Fund earned $2,825 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of the average daily net assets of the Fund; 0.50% on the next $500 million; 0.45% on the next $1.5 billion; and 0.425% on average daily net assets in excess $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative NAV basis. For the year ended Oct. 31, 2016, the Fund was charged $242,403 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. For the year ended Oct. 31, 2016, the Fund was charged $1,056,925 for these services. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fees of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Class R6 and Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2016, the Fund was charged $107,899 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2016, DDLP earned $55,945 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2016, DDLP received gross CDSC commissions of $11,866 and $33,391 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Oct. 31, 2016 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Oct. 31, 2016, the Fund engaged in securities purchased of $268,417,123 and sales of $21,413,069, which resulted in net realized losses of $(196,450).

3. Investments

For the year ended Oct. 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$8,961,674,861
Purchases of U.S. government securities	3,103,000,558
Sales other than U.S. government securities	8,986,044,323
Sales of U.S. government securities	3,621,090,589

At Oct. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$5,078,894,516

Aggregate unrealized appreciation of investments	$133,586,979
Aggregate unrealized depreciation investments	(91,946,953)

Net unrealized appreciation investments	$41,640,026

Notes to financial statements

Delaware Diversified Income Fund

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2016:

Securities	Level 1	Level 2	Level 3	Total

Agency, Asset- & Mortgage-Backed Securities[1]	$—	$1,512,165,436	$5,640,580	$1,517,806,016
Corporate Debt	—	2,514,329,962	—	2,514,329,962
Municipal Bonds	—	49,780,716	—	49,780,716
Foreign Debt	—	248,766,444	—	248,766,444
Senior Secured Loans[1]	—	378,977,431	15,649,111	394,626,542
U.S. Treasury Obligations	—	54,290,495	—	54,290,495
Common Stock	—	—	—	—
Convertible Preferred Stock[1]	6,881,212	6,020,253	—	12,901,465
Preferred Stock	—	37,543,320	—	37,543,320
Options Purchased	1,063,906	—	—	1,063,906
Short-Term Investments	—	214,413,568	—	214,413,568
Securities Lending Collateral
Certificates of Deposit	—	6,586,000	—	6,586,000
Commercial Paper	—	14,821,663	—	14,821,663
Corporate Bonds	—	19,154,022	—	19,154,022
Repurchase Agreements	—	34,450,423	—	34,450,423

Total Value of Securities	$7,945,118	$5,091,299,733	$21,289,691	$5,120,534,542

Foreign Currency Exchange Contracts	$—	$(300,015)	$—	$(300,015)
Futures Contracts	1,382,143	—	—	1,382,143
Swap Contracts	—	114,170	—	114,170

The security that has been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable input or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total

Agency, Asset- & Mortgage-Backed Securities	—	99.63%	0.37%	100.00%
Senior Secured Loans	—	96.03%	3.97%	100.00%
Convertible Preferred Stock	53.34%	46.66%	—	100.00%

During the year ended Oct. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Notes to financial statements

Delaware Diversified Income Fund

3. Investments (continued)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2016 and 2015 was as follows:

	Year ended
	10/31/16	10/31/15
Ordinary income	$149,594,039	$182,077,578
Long-term capital gains	—	19,690,758
Return of capital	7,754,598	12,930,104

Total	$157,348,637	$214,698,440

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,939,890,202
Distributions payable	(4,131,954)
Other temporary differences	(11,423,057)
Capital loss carryforwards	(76,465,016)
Unrealized appreciation of investments, foreign currencies, and derivatives	41,699,406

Net assets	$4,889,569,581

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax deferral of straddles losses, tax treatment of CDS contracts, contingent payment on debt instruments, market discount and premium on debt instruments, and troubled debt.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, foreign capital gains tax, contingent payments on debt instruments, market discount and premium on certain debt instruments, CDS contracts, and paydown gains (losses) of asset-and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2016, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$20,526,176
Accumulated net realized loss	(20,526,176)

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$—	$76,465,016

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/16	10/31/15
Shares sold:
Class A	22,293,079	42,153,447
Class C	7,294,893	8,453,164
Class R	2,826,750	3,513,077
Institutional Class	93,667,529	99,228,015
Class R6	228	—

Shares issued upon reinvestment of dividends and distributions:
Class A	4,962,623	7,808,687
Class C	2,305,639	3,511,247
Class R	291,359	452,999
Institutional Class	9,413,723	11,049,343
Class R6	4	—

	143,055,827	176,169,979

Shares redeemed:
Class A	(74,179,878)	(85,391,214)
Class C	(25,030,654)	(26,221,918)
Class R	(5,969,202)	(5,174,904)
Institutional Class	(99,588,779)	(73,793,622)

	(204,768,513)	(190,581,658)

Net decrease	(61,712,686)	(14,411,679)

Notes to financial statements

Delaware Diversified Income Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class of shares for another class shares in the Fund. For the years ended Oct. 31, 2016 and 2015, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and the “Statements of changes in net assets.”

	Exchange Redemptions		Exchange Subscriptions
Year ended	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
10/30/16	1,695,346	116,413	4,162	1,808,129	$16,026,057
10/31/15	277,471	35,516	14,144	299,218	2,826,278

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expired on Nov. 7, 2016.

The Fund had no amounts outstanding as of Oct. 31, 2016, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. At Oct. 31, 2016, the Fund posted $40,000 in cash and received $1,250,000 in cash as collateral for open foreign currency exchange contracts. Cash collateral posted is presented as “Cash collateral due from brokers” and cash collateral received is presented as “Cash collateral due to brokers” on the “Statement of assets and liabilities.” The Fund received $146,000 in security collateral for open foreign currency exchange contracts.

During the year ended Oct. 31, 2016, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Oct. 31, 2016, the Fund posted $5,990,000 in cash as margin for open futures contracts, which is presented on the “Statement of assets and liabilities” as “Cash collateral due from brokers.”

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

During the year ended Oct. 31, 2016, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended Oct. 31, 2016 for the Fund were as follows:

Call Options	Number of Contracts	Premiums
Options outstanding at Oct. 31, 2015	—	$—
Options written	5,708,947	357,737
Options expired	(5,707,000)	(53,518)
Options exercised	(1,947)	(304,219)

Options outstanding at Oct. 31, 2016	—	$—

Put Options	Number of Contracts	Premiums
Options outstanding at Oct. 31, 2015	—	$—
Options written	5,707,000	138,780
Options expired	(5,707,000)	(138,780)

Options outstanding at Oct. 31, 2016	—	$—

During the year ended Oct. 31, 2016, the Fund entered into option contracts to manage the Fund’s exposure to changes in security prices caused by interest rates or market conditions.

Swap Contracts – The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty. There were no interest rate swap contracts outstanding at Oct. 31, 2016.

During the year ended Oct. 31, 2016, the Fund entered into interest rate swap contracts to manage the Fund’s sensitivity to interest rate or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Oct. 31, 2016, the Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Oct. 31, 2016, the Fund entered into CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Oct. 31, 2016, the Fund posted $1,886,969 in cash collateral for open centrally cleared credit default swap contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Oct. 31, 2016 were as follows:

	Asset Derivatives Fair Value

Statements of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$331,633	$—	$—	$—	$331,633
Variation margin due to broker on futures contracts*	—	475,229	996,416	—	1,471,645
Unrealized appreciation on centrally cleared credit default swap contracts	—	—	—	88,325	88,325
Options purchased, at value	—	—	1,063,906	—	1,063,906
Variation margin due from broker on centrally cleared credit default swap contracts	—	—	—	25,845	25,845

Total	$331,633	$475,229	$2,060,322	$114,170	$2,981,354

	Liability Derivatives Fair Value

Statements of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$631,648	$—	$631,648
Variation margin due to broker on futures contracts*	—	89,502	89,502

Total	$631,648	$89,502	$721,150

*Includes cumulative appreciation/depreciation of futures contracts from the date the contracts were opened through Oct. 31, 2016. Only current day variation margin is reported on the “Statement of assets and liabilities.”

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended Oct. 31, 2016 was as follows:

	Net Realized Gain (Loss) on:

	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(663,155)	$—	$—	$192,298	$—	$(470,857)
Interest rate contracts	—	2,045,655	(133,604)	(1,519,456)	8,628,949	9,021,544
Equity contracts	—	(8,457,495)	—	—	—	(8,457,495)
Credit contracts	—	—	—	—	(3,547,981)	(3,547,981)

Total	$(663,155)	$(6,411,840)	$(133,604)	$(1,327,158)	$5,080,968	$(3,454,789)

	Net Change in Unrealized Appreciation (Depreciation) of:

	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$(738,830)	$—	$—	$—	$(738,830)
Interest rate contracts	—	(3,409,019)	70,368	—	(3,338,651)
Equity contracts	—	5,954,167	—	—	5,954,167
Credit contracts	—	—	—	623,846	623,846

Total	$(738,830)	$2,545,148	$70,368	$623,846	$2,500,532

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2016.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	80,644,375	USD	136,975,268
Futures contracts (average notional value)		273,661,868		192,546,126
Options contracts (average notional value)		135,273		6,634
CDS contracts (average notional value)*	EUR	10,396,032		—
CDS contracts (average notional value)*	USD	58,441,584		4,567,123
Interest rate swap contracts (average notional value)**		41,580,714		—

*Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Oct. 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$119,703	$(7,038)	$112,665
Barclays	—	(130,454)	(130,454)
BNP Paribas	18,741	—	18,741
Citigroup Global Markets	—	(155,071)	(155,071)
Hong Kong Shanghai Bank	—	(10,566)	(10,566)
JPMorgan Chase Bank	49,482	(29,363)	20,119
Toronto Dominion Bank	143,707	(289,835)	(146,128)
Union Bank of Switzerland	—	(9,321)	(9,321)

Total	$331,633	$(631,648)	$(300,015)

Notes to financial statements

Delaware Diversified Income Fund

9. Offsetting (continued)

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities (continued)

		Fair Value of		Fair Value of	Cash
		Non-Cash	Cash Collateral	Non-Cash	Collateral
Counterparty	Net Position	Collateral Received	Received(b)	Collateral Pledged	Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$112,665	$—	$(112,665)	$—	$—	$—
Barclays Bank	(130,454)	—	—	40,000	—	(90,454)
BNP Paribas	18,741	—	—	—	—	18,741
Citigroup Global Markets	(155,071)	—	—	—	—	(155,071)
Hong Kong Shanghai Bank	(10,566)	—	—	—	—	(10,566)
JPMorgan Chase Bank	20,119	—	(20,119)	—	—	—
Toronto Dominion Bank	(146,128)	—	—	—	—	(146,128)
Union Bank of Switzerland	(9,321)	—	—	—	—	(9,321)

Total	$(300,015)	$—	$(132,784)	$40,000	$—	$(392,799)

Master Repurchase Agreements

		Fair Value of	Cash	Net
	Repurchase	Non-Cash	Collateral	Collateral	Net
Counterparty	Agreements	Collateral Received(b)	Received	Received	Exposure(a)
Bank of America Merrill Lynch	$26,733,956	$(26,733,956)	$—	$(26,733,956)	$—
Bank of Montreal	8,911,319	(8,911,319)	—	(8,911,319)	—
BNP Paribas	61,772,725	(61,772,725)	—	(61,772,725)	—

Total	$97,418,000	$(97,418,000)	$—	$(97,418,000)	$—

Security Lending

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of Oct. 31, 2016, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

	Securities	Cash	Fair Value of
	Loaned	Collateral	Non-Cash	Net
Counterparty	at Value	Received	Collateral Received	Exposure(a)
The Bank of New York Mellon	$72,313,091	$(74,997,135)	$—	$(2,684,044)

(a) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

(b) The value of the related collateral received exceeded the value of the net position and purchase agreements as of Oct. 31, 2016.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations, commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedule of investments.”

Notes to financial statements

Delaware Diversified Income Fund

10. Securities Lending (continued)

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The

Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable.

Notes to financial statements

Delaware Diversified Income Fund

11. Credit and Market Risk (continued)

The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedule of investments.” When monitoring compliance with the Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Fund will be considered.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a U.S. Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a liability of $15,959,167 and an asset of $4,787,750 based on the expected recoveries to unsecured creditors as of Oct. 31, 2016 that resulted in a decrease in the Fund’s NAV to reflect this likely recovery.

14. Subsequent Events

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described in Note 7 and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2016, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and the Shareholders of Delaware Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Diversified Income Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2016

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	95.07%
(B) Return of Capital (Tax Basis)	4.93%
Total Distributions	100.00%
(C) Qualifying Dividends[1]	0.58%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Oct. 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 0.70%. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

For the fiscal year ended Oct. 31, 2016, certain interest income paid by the Fund, has been determined to be Qualified Interest Income and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Oct. 31, 2016, the Fund has reported maximum distributions of Qualified Interest Income of $127,563,775.

Board consideration of Delaware Diversified Income Fund investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Board consideration of Delaware Diversified Income Fund investment advisory agreement (continued)

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle1, [3]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	62	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

.		Director, Audit Committee
Member — vTv
Therapeutics LLC
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) and		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) —
PNC Financial		Director —
Services Group		HSBC Bank
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, Audit Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003) —
3M Company

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Daniel V. Geatens has served	62	None[3]
in various capacities at different times at
Delaware Investments.
Richard Salus has served	62	None[3]
in various capacities at different times at
Delaware Investments.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and	Former Chief Executive	President	Sevilla-Sacasa
Chief Executive Officer	Officer Private	Drexel University	Chief Executive Officer
Delaware Investments ®	Wealth Management	Philadelphia, PA	Banco Itaú
Family of Funds	J.P. Morgan Chase & .	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY	International
Philadelphia, PA	Co New York, NY		Miami, FL
Thomas L. Bennett Chairman of the Board Delaware Investments Family of Funds Private Investor Rosemont, PA	Joseph W. Chow Former Executive Vice President State Street Corporation Boston, PMA
Thomas K. Whitford Former Vice Chairman PNC Financial Services Group Pittsburgh, PA Janet L. Yeomans Former Vice President and Treasurer 3M Company St. Paul, MN
Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Forms N-Q are available without charge on the Fund’s website at delawareinvestments.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC- 0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

Annual report

U.S. equity mutual fund

Delaware U.S. Growth Fund

October 31, 2016

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware U.S. Growth Fund at delawareinvestments.com/literature.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2016, and subject to change for events occurring after such date.

The Fund is not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware U.S. Growth Fund	November 8, 2016

Performance preview (for the year ended October 31, 2016)
Delaware U.S. Growth Fund (Institutional Class shares)	1-year return	-3.24%
Delaware U.S. Growth Fund (Class A shares)	1-year return	-3.48%
Russell 1000® Growth Index (benchmark)	1-year return	+2.28%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware U.S. Growth Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Jackson Square Partners, LLC (JSP), a U.S. registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company (DMC), a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services.

Shifting monetary policies around the world and fluctuating oil and commodity prices dominated the fiscal year ended Oct. 31, 2016. At the onset of the period in the United States, the Federal Reserve took center stage when its long-anticipated federal funds rate hike – the first since June 2006 – was implemented in mid-December 2015. The Fed left the federal funds target rate range stand at 0.25% to 0.50% during its July and September meetings, however, and as global concerns picked up, Fed Chairwoman Janet Yellen took a wait-and-watch stance toward additional money supply changes. At the end of the Fund’s fiscal year, there was strong consensus among investors that borrowing costs might move higher before year end, but that monetary policy would remain accommodative for the foreseeable future.

At the same time, to calm shaky international asset markets, the European Central Bank (ECB)

and the Bank of England (BOE) aggressively purchased assets within their own regions. “Brexit,” Britain’s vote to leave the European Union (EU), created increased uncertainty but European markets bounced back in midsummer upon news that BOE’s quantitative easing program would continue. Toward fall, policy meetings among the Fed, ECB, and Bank of Japan led to positive outcomes for international bond markets. Equity markets in developed countries outside the U.S. suffered from a series of substantial swings during the fiscal year. In the end, the MSCI EAFE Index (net) fell 3.23% for the period.

During the Fund’s fiscal year, U.S. economic data continued to paint a picture of steady job gains, well contained inflation, and robust housing and retail sales, offset by flat wage growth, a slower manufacturing outlook, and declining consumer and business sentiment. The economy rebounded in the fall. The real gross domestic product (GDP) – a measure of national economic output – had increased at an annual rate of 3.2% by Oct. 31, 2016, reflecting strong export growth and an increase in consumer spending (source: Bureau of Economic Analysis). Stocks fell in October, however, amid concerns about tighter global monetary policy and uncertainty in advance

1

Portfolio management review

Delaware U.S. Growth Fund

of a fierce presidential election with surefire financial implications. Still, large-cap stocks ended the period net positive, as the S&P 500® Index rose 4.51%.

On the political front, the U.S. is far from alone. In 2017, France, Germany, and the Netherlands will all hold elections, the results of which are likely to affect the health of the EU as it struggles to make sense of its changing landscape.

Oil and commodity prices, meanwhile, suffered from weakened demand and worldwide overproduction. The price of a barrel continued its downward spiral throughout the first three months of the fiscal year. Prices vacillated for the remainder of the period, and landed just north of $43 a barrel, which represented a marked improvement from February’s low of $34, but was still a substantial slide from June’s high of $53 (not to mention the high of more than $90 back in 2014).

China struggled through slowing growth in midwinter. Despite a growing national deficit and a continued slide in currency valuation, China’s economy then rebounded sharply, benefiting from a trifecta of fiscal stimulus, monetary stimulus, and currency devaluation.

Within the Fund

For the fiscal year ended Oct. 31, 2016, Delaware U.S. Growth Fund Institutional Class shares returned -3.24%. The Fund’s Class A shares returned -3.48% at net asset value and -9.04% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 1000 Growth Index, returned +2.28%. For complete, annualized performance of Delaware U.S. Growth Fund, please see the table on page 4.

Strong relative performance in the information technology and real estate sectors was unable to overcome weak relative performance in healthcare and consumer discretionary sectors.

Qualcomm contributed to performance during the period. The company reported positive financial results, beating guidance for revenue due to recovered royalties from China and improved smartphone demand. We believe that many of the headwinds that have plagued the company are beginning to transition to tailwinds. Over a year ago, Qualcomm began making substantial operating expense changes, and we believe that the company is beginning to benefit. Additionally, it recently announced the acquisition of NXP Semiconductors, which we and the market viewed positively.

Equinix also added to performance. The company announced further expansion plans which include additional data centers, the divestiture of certain data centers to Digital Realty, and a strategic partnership with Datang Telecom Group in China. Increased globalization, combined with the need for a secure and accessible network to meet the needs of clients’ geographically dispersed workforce, continue to create significant demand. We believe Equinix’s innovative product offerings allow it to be well positioned in a technology spending environment that is focused on addressing the needs of enterprises struggling to maintain the highest level of network performance and quality of service for global users.

Valeant Pharmaceuticals International detracted from performance during the period. There were multiple factors involved but they centered mainly on questions over Valeant’s ability to file its 10-K on time, thereby avoiding a technical default on its debt obligations. While the company did avoid technical default, we sold out of the position given the negative change in the company’s long-term fundamentals.

Allergan also detracted from performance. The stock, among others in the pharmaceutical industry, experienced weakness. Additionally, the market reacted unfavorably when the proposed merger between Pfizer and Allergan was called off in early April. We continue to believe that Allergan

2

operates at a high level driven by the core ophthalmology franchise as well as by the broader use of Botox in both cosmetic and other medical indications.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

3

Performance summary
Delaware U.S. Growth Fund	October 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2016
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 3, 1993)
Excluding sales charge	-3.48%	+12.25%	+7.36%	+7.23%
Including sales charge	-9.04%	+10.93%	+6.72%	+6.95%
Class C (Est. May 23, 1994)
Excluding sales charge	-4.24%	+11.40%	+6.55%	+6.82%
Including sales charge	-5.08%	+11.40%	+6.55%	+6.82%
Class R (Est. June 2, 2003)
Excluding sales charge	-3.72%	+11.97%	+7.09%	+7.23%
Including sales charge	-3.72%	+11.97%	+7.09%	+7.23%
Institutional Class (Est. Feb. 3, 1994)
Excluding sales charge	-3.24%	+12.53%	+7.63%	+7.34%
Including sales charge	-3.24%	+12.53%	+7.63%	+7.34%
Class R6 (Est. May 2, 2016)
Excluding sales charge	n/a	n/a	n/a	+3.92%*
Including sales charge	n/a	n/a	n/a	+3.92%*
Russell 1000 Growth Index	+2.28%	+13.65%	+8.22%	+8.47%**

*Returns are as of the Fund’s Class R6 inception date. Returns for less than one year are not annualized. The benchmark lifetime return was +3.70% and is as of the month-end prior to the Class R6 inception date.

**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

4

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	1.04%	1.79%	1.29%	0.79%	0.65%
(without fee waivers)
Net expenses	1.04%	1.79%	1.29%	0.79%	0.65%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary

Delaware U.S. Growth Fund

Performance of a $10,000 Investment1

Average annual total returns from Oct. 31, 2006 through Oct. 31, 2016

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Oct. 31, 2006, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of Oct. 31, 2006. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The S&P 500 Index, mentioned on page 2, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights

6

related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802
Class R6	DUZRX	245917596

7

Disclosure of Fund expenses

For the six-month period from May 1, 2016 to October 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2016 to Oct. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware U.S. Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratio	Expenses Paid During Period 5/1/16 to 10/31/16*
Actual Fund return†
Class A	$1,000.00	$1,046.90	1.05%	$5.40
Class C	1,000.00	1,043.00	1.80%	9.24
Class R	1,000.00	1,045.60	1.30%	6.68
Institutional Class	1,000.00	1,048.50	0.80%	4.12
Class R6**	1,000.00	1,039.20	0.66%	3.36
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.86	1.05%	$5.33
Class C	1,000.00	1,016.09	1.80%	9.12
Class R	1,000.00	1,018.60	1.30%	6.60
Institutional Class	1,000.00	1,021.11	0.80%	4.06
Class R6**	1,000.00	1,021.82	0.66%	3.35

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

**	The Class R6 shares commenced operations on May 2, 2016. The ending account value for “Actual Fund return” uses the performance since inception and is not annualized and the expenses paid during the period for “Actual Fund return” are equal to the Class R6 annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the actual days since inception).

9

Security type / sector allocation and top 10 equity holdings
Delaware U.S. Growth Fund	As of October 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	99.94%
Consumer Discretionary	14.05%
Consumer Staples	1.82%
Financial Services	3.63%
Healthcare	19.80%
Industrials	2.19%
Real Estate	7.10%
Technology	51.35%
Short-Term Investments	0.24%
Total Value of Securities	100.18%
Liabilities Net of Receivables and Other Assets	(0.18%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Technology sector consisted of commercial services, diversified financial services, Internet, semiconductors, and software. As of Oct. 31, 2016 such amounts, as a percentage of total net assets, were 5.78%, 10.89%, 14.25%, 5.43%, and 11.01%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the “Technology sector” for financial reporting purposes may exceed 25%.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Visa Class A	6.05%
PayPal Holdings	5.77%
QUALCOMM	5.43%
Microsoft	5.17%
Celgene	5.06%
Mastercard Class A	4.84%
Crown Castle International	4.73%
Facebook Class A	4.41%
Allergan	4.15%
eBay	3.99%

11

Schedule of investments
Delaware U.S. Growth Fund	October 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 99.94%²

Consumer Discretionary – 14.05%
Dollar General	610,973	$42,212,125
L Brands	1,209,680	87,326,799
Liberty Global Class A †	442,621	14,429,445
Liberty Global Class C †	1,702,229	54,130,882
Liberty Interactive Corp. QVC Group Class A †	5,996,452	110,874,397
TripAdvisor †	1,391,933	89,751,840

		398,725,488

Consumer Staples – 1.82%
Walgreens Boots Alliance	625,163	51,719,735

		51,719,735

Financial Services – 3.63%
Intercontinental Exchange	381,245	103,084,835

		103,084,835

Healthcare – 19.80%
Allergan †	564,219	117,887,918
Biogen †	396,974	111,224,175
Celgene †	1,404,487	143,510,481
DENTSPLY SIRONA	1,086,831	62,568,861
Novo Nordisk ADR	1,284,476	45,650,277
Quintiles IMS Holdings †	1,130,747	81,119,790

		561,961,502

Industrials – 2.19%
Nielsen Holdings	1,379,764	62,116,975

		62,116,975

Real Estate – 7.10%
Crown Castle International	1,476,349	134,332,996
Equinix	187,881	67,126,124

		201,459,120

Technology – 51.35%
Alphabet Class A †	138,097	111,844,760
Alphabet Class C †	109,621	86,002,059
eBay †	3,973,392	113,281,406
Electronic Arts †	1,398,234	109,789,334
Facebook Class A †	955,565	125,169,459
Intuit	516,696	56,185,523
Mastercard Class A	1,284,380	137,454,347
Microsoft	2,447,691	146,665,645
PayPal Holdings †	3,934,286	163,902,355
QUALCOMM	2,244,226	154,223,211
Symantec	3,259,821	81,593,320

12

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Technology (continued)
Visa Class A	2,080,588	$171,669,316

		1,457,780,735

Total Common Stock (cost $2,447,947,073)		2,836,848,390

	Principal amount°

Short-Term Investments – 0.24%

Discount Note – 0.12%≠
Federal Home Loan Bank 0.315% 11/1/16	3,474,841	3,474,841

		3,474,841

U.S. Treasury Obligation – 0.12%≠
U.S. Treasury Bill 0.256% 11/3/16	3,474,841	3,474,820

		3,474,820

Total Short-Term Investments (cost $6,949,632)		6,949,661

Total Value of Securities – 100.18% (cost $2,454,896,705)		$2,843,798,051

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware U.S. Growth Fund	October 31, 2016

Assets:
Investments, at value[1]	$2,836,848,390
Short-term investments, at value[2]	6,949,661
Receivable for securities sold	28,023,803
Receivable for fund shares sold	1,604,688
Foreign tax reclaims receivable	634,873
Dividends and interest receivable	246,449

Total assets	2,874,307,864

Liabilities:
Cash overdraft	28,632,886
Payable for fund shares redeemed	3,968,314
Other accrued expenses	1,428,573
Investment management fees payable to affiliates	1,394,673
Distribution fees payable to affiliates	124,531
Dividend disbursing and transfer agent fees and expenses payable to affiliates	49,559
Accounting and administration expenses payable to affiliates	11,540
Trustees’ fees and expenses payable	8,466
Audit and tax fees payable	5,558
Legal fees payable to affiliates	3,978
Reports and statements to shareholders expenses payable to affiliates	1,202

Total liabilities	35,629,280

Total Net Assets	$2,838,678,584

Net Assets Consist of:
Paid-in capital	$2,266,086,180
Undistributed net investment income	2,864,139
Accumulated net realized gain on investments	180,826,919
Net unrealized appreciation of investments	388,901,346

Total Net Assets	$2,838,678,584

14

Net Asset Value
Class A:
Net assets	$200,190,304
Shares of beneficial interest outstanding, unlimited authorization, no par	8,709,077
Net asset value per share	$22.99
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$24.39

Class C:
Net assets	$80,537,090
Shares of beneficial interest outstanding, unlimited authorization, no par	3,908,902
Net asset value per share	$20.60

Class R:
Net assets	$21,358,111
Shares of beneficial interest outstanding, unlimited authorization, no par	959,552
Net asset value per share	$22.26

Institutional Class:
Net assets	$2,536,591,001
Shares of beneficial interest outstanding, unlimited authorization, no par	102,872,688
Net asset value per share	$24.66

Class R6:
Net assets	$2,078
Shares of beneficial interest outstanding, unlimited authorization, no par	84.2
Net asset value per share	$24.68

[1] Investments, at cost	$2,447,947,073
[2] Short-term investments, at cost	6,949,632

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware U.S. Growth Fund	Year ended October 31, 2016

Investment Income:
Dividends	$32,884,058
Interest	118,745
Foreign tax withheld	(399,141)

32,603,662

Expenses:
Management fees	18,365,318
Distribution expenses – Class A	680,204
Distribution expenses – Class C	947,883
Distribution expenses – Class R	126,080
Dividend disbursing and transfer agent fees and expenses	5,733,993
Accounting and administration expenses	1,055,842
Reports and statements to shareholders expenses	263,117
Legal fees	205,249
Custodian fees	171,981
Trustees’ fees and expenses	165,491
Registration fees	137,272
Audit and tax fees	35,757
Other	98,219

27,986,406
Less expense paid indirectly	(1,887)

Total operating expenses	27,984,519

Net Investment Income	4,619,143

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	185,917,740
Net change in unrealized appreciation (depreciation) of investments	(323,055,528)

Net Realized and Unrealized Loss	(137,137,788)

Net Decrease in Net Assets Resulting from Operations	$(132,518,645)

See accompanying notes, which are an integral part of the financial statements.

16

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Statements of changes in net assets

Delaware U.S. Growth Fund

	Year ended
	10/31/16	10/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,619,143	$16,762,938
Net realized gain	185,917,740	385,272,499
Net change in unrealized appreciation (depreciation)	(323,055,528)	(132,482,356)

Net increase (decrease) in net assets resulting from operations	(132,518,645)	269,553,081

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(921,459)	(812,023)
Class R	(13,766)	—
Institutional Class	(16,120,751)	(12,926,364)

Net realized gain:
Class A	(35,792,419)	(9,901,170)
Class C	(12,944,785)	(2,699,044)
Class R	(3,126,010)	(642,640)
Institutional Class	(335,129,980)	(76,134,095)

	(404,049,170)	(103,115,336)

Capital Share Transactions:
Proceeds from shares sold:
Class A	59,153,539	170,052,277
Class C	11,249,109	28,835,704
Class R	6,270,010	13,207,911
Institutional Class	628,137,564	795,722,253
Class R6	2,000	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	35,873,416	10,441,837
Class C	12,574,496	2,632,615
Class R	3,135,456	641,565
Institutional Class	344,353,506	87,416,483

	1,100,749,096	1,108,950,645

18

	Year ended
	10/31/16	10/31/15
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(257,972,394)	$(135,661,875)
Class C	(32,522,415)	(18,418,934)
Class R	(11,732,609)	(14,220,426)
Institutional Class	(1,224,789,738)	(757,556,432)

	(1,527,017,156)	(925,857,667)

Increase (decrease) in net assets derived from capital share transactions	(426,268,060)	183,092,978

Net Increase (Decrease) in Net Assets	(962,835,875)	349,530,723

Net Assets:
Beginning of year	3,801,514,459	3,451,983,736

End of year	$2,838,678,584	$3,801,514,459

Undistributed net investment income	$2,864,139	$15,300,972

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware U.S. Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended

10/31/16	10/31/15	10/31/14	10/31/13		10/31/12

$26.840	$25.660	$21.970	$17.310		$14.960

(0.013)	0.069	0.062	(0.012)		(0.031)
(0.809)	1.863	3.628	4.672		2.381

(0.822)	1.932	3.690	4.660		2.350

(0.076)	(0.057)	—	—		—
(2.952)	(0.695)	—	—		—

(3.028)	(0.752)	—	—		—

$22.990	$26.840	$25.660	$21.970		$17.310

(3.48% )	7.63%	16.80%	26.92%		15.71%

$200,191	$412,893	$351,388	$290,303		$146,112
1.05%	1.05%	1.06%	1.09%		1.10%
1.05%	1.05%	1.06%	1.13%		1.16%
(0.06% )	0.26%	0.26%	(0.06%	)	(0.19%	)
(0.06% )	0.26%	0.26%	(0.10%	)	(0.25%	)
22%	40%	25%	23%		20%

21

Financial highlights

Delaware U.S. Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended

10/31/16	10/31/15	10/31/14		10/31/13		10/31/12

$24.460	$23.560	$20.330		$16.130		$14.050

(0.169)	(0.118)	(0.107)		(0.147)		(0.146)
(0.739)	1.713	3.337		4.347		2.226

(0.908)	1.595	3.230		4.200		2.080

(2.952)	(0.695)	—		—		—

(2.952)	(0.695)	—		—		—

$20.600	$24.460	$23.560		$20.330		$16.130

(4.24% )	6.86%	15.89%		26.04%		14.80%

$80,537	$106,775	$90,104		$67,898		$31,103
1.80%	1.80%	1.81%		1.84%		1.85%
1.80%	1.80%	1.81%		1.84%		1.86%
(0.81% )	(0.49% )	(0.49%	)	(0.81%	)	(0.94%	)
(0.81% )	(0.49% )	(0.49%	)	(0.81%	)	(0.95%	)
22%	40%	25%		23%		20%

23

Financial highlights

Delaware U.S. Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended

10/31/16	10/31/15	10/31/14	10/31/13		10/31/12

$26.080	$24.960	$21.430	$16.920		$14.660

(0.069)	0.002	0.004	(0.059)		(0.073)
(0.786)	1.813	3.526	4.569		2.333

(0.855)	1.815	3.530	4.510		2.260

(0.013)	—	—	—		—
(2.952)	(0.695)	—	—		—

(2.965)	(0.695)	—	—		—

$22.260	$26.080	$24.960	$21.430		$16.920

(3.72% )	7.36%	16.47%	26.66%		15.42%

$21,358	$27,920	$27,053	$23,815		$11,202
1.30%	1.30%	1.31%	1.34%		1.35%
1.30%	1.30%	1.31%	1.43%		1.46%
(0.31% )	0.01%	0.01%	(0.31%	)	(0.44%	)
(0.31% )	0.01%	0.01%	(0.40%	)	(0.55%	)
22%	40%	25%	23%		20%

25

Financial highlights

Delaware U.S. Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended

10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$ 28.570	$ 27.260	$ 23.310	$ 18.340	$ 15.830

0.048	0.143	0.130	0.039	0.011
(0.864)	1.980	3.839	4.959	2.520
(0.816)	2.123	3.969	4.998	2.531

(0.142)	(0.118)	(0.019)	(0.028)	(0.021)
(2.952)	(0.695)	—	—	—
(3.094)	(0.813)	(0.019)	(0.028)	(0.021)

$ 24.660	$ 28.570	$ 27.260	$ 23.310	$ 18.340

(3.24% )	7.90%	17.04%	27.29%	16.01%

$2,536,591	$3,253,926	$2,983,439	$2,203,909	$922,606
0.80%	0.80%	0.81%	0.84%	0.85%
0.80%	0.80%	0.81%	0.84%	0.86%
0.19%	0.51%	0.51%	0.19%	0.06%
0.19%	0.51%	0.51%	0.19%	0.05%
22%	40%	25%	23%	20%

27

Financial highlights

Delaware U.S. Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout the period was as follows:

	5/2/16[1] to 10/31/16

Net asset value, beginning of period	$23.750

Income from investment operations:
Net investment income[2]	0.041
Net realized and unrealized gain	0.889
Total from investment operations	0.930

Net asset value, end of period	$24.680

Total return[3]	3.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2
Ratio of expenses to average net assets	0.66%
Ratio of net investment income to average net assets	0.34%
Portfolio turnover	22%	[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in a net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Portfolio turnover is representative of the Fund for the entire year ended Oct. 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

28

Notes to financial statements
Delaware U.S. Growth Fund	October 31, 2016

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees. Class R6 commenced operations on May 2, 2016.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2013–Oct. 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

29

Notes to financial statements

Delaware U.S. Growth Fund

1. Significant Accounting Policies (continued)

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Oct. 31, 2016, the Fund held no investments in repurchase agreements.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the

30

order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Oct. 31, 2016.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Oct. 31, 2016.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2016, the Fund earned $1,887 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Fund. For these services, DMC, not the Fund, pays JSP fees based on the aggregate average daily net assets of the Fund at the following annual rate: 0.325% of the first $500 million; 0.300% of the next $500 million; 0.275% of the next $1.5 billion; and 0.250% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Oct. 31, 2016, the Fund was charged $155,234 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2016, the Fund was charged $677,205 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment

31

Notes to financial statements

Delaware U.S. Growth Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2016, the Fund was charged $75,296 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2016, DDLP earned $31,866 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2016, DDLP received gross CDSC commissions of $824 and $9,381 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Oct. 31, 2016 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Oct. 31, 2016, the Fund engaged in securities sales of $23,393,017, which resulted in net realized gain of $563.

3. Investments

For the year ended Oct. 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$707,491,323
Sales	1,479,350,779

32

At Oct. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$2,460,173,414

Aggregate unrealized appreciation of investments	$520,077,888
Aggregate unrealized depreciation of investments	(136,453,251)

Net unrealized appreciation of investments	$383,624,637

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

33

Notes to financial statements

Delaware U.S. Growth Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2016:

Securities	Level 1	Level 2	Total

Common Stock	$2,836,848,390	$—	$2,836,848,390
Short-Term Investments	—	6,949,661	6,949,661

Total Value of Securities	$2,836,848,390	$6,949,661	$2,843,798,051

During the year ended Oct. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Oct. 31, 2016, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2016 and 2015 was as follows:

	Year ended
	10/31/16	10/31/15

Ordinary income	$17,055,976	$13,738,387
Long-term capital gain	386,993,194	89,376,949

Total	$404,049,170	$103,115,336

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,266,086,180
Undistributed ordinary income	2,864,139
Undistributed long-term capital gains	186,103,628
Unrealized appreciation of investments	383,624,637

Net assets	$2,838,678,584

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

34

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/16	10/31/15

Shares sold:
Class A	2,489,018	6,447,690
Class C	528,912	1,193,515
Class R	279,375	513,757
Institutional Class	25,481,591	28,367,431
Class R6	84	—

Shares issued upon reinvestment of dividends and distributions:
Class A	1,502,868	402,693
Class C	583,774	110,710
Class R	135,324	25,409
Institutional Class	13,472,359	3,173,109

	44,473,305	40,234,314

Shares redeemed:
Class A	(10,666,478)	(5,161,334)
Class C	(1,569,397)	(762,426)
Class R	(525,652)	(552,505)
Institutional Class	(49,964,852)	(27,095,831)

	(62,726,379)	(33,572,096)

Net increase (decrease)	(18,253,074)	6,662,218

Certain shareholders may exchange shares of one class of shares for another class in the same Fund. For the years ended Oct. 31, 2016 and 2015, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.”

		Year ended
		10/31/16
Exchange Redemptions		Exchange Subscriptions
		Institutional
Class A Shares	Class C Shares	Class Shares	Value

131,002	18,974	138,188	$3,336,778

35

Notes to financial statements

Delaware U.S. Growth Fund

6. Capital Shares (continued)

	Year ended
	10/31/15
Exchange Redemptions	Exchange Subscriptions
	Institutional
Class C Shares	Class Shares	Value
9,123	7,864	$217,744

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expired on Nov. 7, 2016.

The Fund had no amounts outstanding as of Oct. 31, 2016, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such

36

security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2016, the Fund had no securities out on loan.

9. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are

37

Notes to financial statements

Delaware U.S. Growth Fund

9. Credit and Market Risk (continued)

liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2016, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s liquidity procedures. When monitoring compliance with the Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Fund will be considered.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described in Note 7 and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

Effective Jan. 1, 2017, DMC will pay JSP fees for sub-advisory services based on the aggregate average daily net assets of the Fund at the following annual rate: 0.39% of the first $500 million; 0.36% of the next $500 million; 0.33% of the next $1.5 billion; and 0.33% of aggregate average daily net assets in excess of $2.5 billion.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2016 that would require recognition or disclosure in the Fund’s financial statements.

38

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and the Shareholders of Delaware U.S. Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2016

39

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	95.78%
(B) Ordinary Income Distributions* (Tax Basis)	4.22%
Total Distributions.	100.00%
(C) Qualified Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

* For the fiscal year ended Oct. 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 100.00%. Complete information will be compiled and reported in conjunction with your 2016 Form 1099-DIV.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

40

Board consideration of Delaware U.S. Growth Fund investment sub-advisory agreement

At a meeting of the Board of Trustees held on May 16–18, 2016 (the “May Meeting”), the Board of Trustees, including a majority of disinterested or Independent Trustees, (the “Board”) approved a new sub-advisory agreement with Jackson Square Partners (“JSP”) for the Delaware U.S. Growth Fund (the “Fund”). In reaching the decision to approve the sub-advisory agreement with JSP, the Board considered and reviewed information provided by JSP, including its personnel, operations and financial condition. The Board also reviewed material furnished by Delaware Management Company (“DMC”), including: a memorandum from DMC reviewing the terms of the sub-advisory agreement, the proposed sub-advisory fees, and the various services proposed to be provided by JSP; information concerning JSP’s organizational structure and the experience of its investment management personnel; copies of JSP’s Form ADV, compliance policies and procedures, and its Code of Ethics; and a copy of the proposed JSP sub-advisory agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent legal counsel. The materials prepared by Management specifically in connection with the approval of the sub-advisory agreement were provided to the Independent Trustees in advance of the May Meeting. Although attention was given to all information furnished, the following discussion addressed some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.

Nature, extent, and quality of service. The Board considered the services provided by JSP to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board took account of reports furnished to it throughout the year at regular Board meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings, the Board gave particular weight to the Broadridge Financial Solutions (“Broadridge”) reports furnished for the May Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

41

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Board consideration of Delaware U.S. Growth Fund investment sub-advisory agreement (continued)

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. Trustees were also given available information on profits being realized in relation to the services being provided to the Fund or in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Board consideration of Delaware U.S. Growth Fund investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Fund. In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with DMC included materials provided by DMC and its affiliates (“Delaware

42

Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge. The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to the Performance Universe. A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the

43

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Board consideration of Delaware U.S. Growth Fund investment advisory agreement (continued)

second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of the Expense Group. In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits

44

from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments® Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

45

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [3]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	62	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.

Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

48

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

49

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) and		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) —
PNC Financial		Director —
Services Group		HSBC Bank

Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, Audit Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003) —
3M Company

51

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Daniel V. Geatens has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Richard Salus has served	62	None[3]
in various capacities at different times at
Delaware Investments.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

53

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

54

Annual report

Alternative / specialty mutual fund

Delaware Global Real Estate Opportunities Fund

October 31, 2016

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Global Real Estate Opportunities Fund at delawareinvestments.com/literature.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2016, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Global Real Estate Opportunities Fund	November 8, 2016

Performance preview (for the year ended October 31, 2016)

Delaware Global Real Estate Opportunities Fund (Institutional Class shares)	1-year return	+2.32%
Delaware Global Real Estate Opportunities Fund (Class A shares)	1-year return	+2.20%
FTSE EPRA/NAREIT Developed Index (benchmark)	1-year return	+3.38%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Real Estate Opportunities Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the Fund’s fiscal year ended Oct. 31, 2016, global real estate securities, as measured by the FTSE EPRA/NAREIT Developed Index, returned +3.38%, even as market conditions varied widely across the world’s real estate securities markets.

In Australia and Hong Kong, for example, property stock prices were up by double digits. At the other extreme, the United Kingdom’s real estate securities market declined more than 35%, reflecting investors’ tremendous uncertainty in the wake of the country’s “Brexit” vote in late June to leave the European Union.

Japanese real estate stocks modestly outperformed the global market, returning 4%, as investors took advantage of opportunities to capture yield in an environment of very low or, in the case of Japan, negative interest rates.

The U.S. real estate investment trust (REIT) market — which makes up more than half of the FTSE EPRA/NAREIT Developed Index — outperformed the index as a whole, returning more than 6%. U.S. REITs produced up-and-down performance during the fiscal year, largely reflecting investors’ changing expectations about the direction of interest rates.

1

Portfolio management review

Delaware Global Real Estate Opportunities Fund

This market volatility came despite the generally favorable credit backdrop for U.S. REITs. As a result of low interest rates, many companies that might otherwise have struggled to improve their balance sheets were able to do so. In addition, most property types continued to benefit from a favorable supply-demand environment, with apartments in certain U.S. coastal markets a notable exception.

During the fiscal year, U.S. REIT sectors with shorter-duration leases, such as lodging, encountered some difficulty related to slowing corporate profits. Mall REITs also tended to struggle amid more difficult business conditions for retailers. On the positive side, industrial REITs performed quite well, as increased reliance on e-commerce boosted demand for specialized warehouse and distribution facilities.

Fund performance

For the fiscal year ended Oct. 31, 2016, Delaware Global Real Estate Opportunities Fund Institutional Class shares returned +2.32%. The Fund’s Class A shares returned +2.20% at net asset value and -3.67% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the FTSE EPRA/ NAREIT Developed Index, returned +3.38%. For complete, annualized performance of Delaware Global Real Estate Opportunities Fund, please see the table on page 4.

Challenges in Japan and Hong Kong

Relative to the benchmark, the Fund’s biggest challenge came in Japan, where performance was hampered by a combination of negative stock selection and unfavorable currency movements, as the strengthening yen reduced returns for U.S. investors in Japanese securities.

Our decision to emphasize economically sensitive Japanese property developers over Japanese REITs (J-REITs), which are landlord companies and thus not subject to development risk, was detrimental to the Fund’s performance. As the country’s sluggish economy hampered property developers, investors sought J-REITs for yield in an environment of negative Japanese interest rates. Specifically, the Fund’s overweighting in Mitsui Fudosan weighed on relative performance, though an underweighting in Sumitomo Realty & Development tempered this negative effect.

To a lesser extent, the Fund was hurt by unfavorable security selection in the Hong Kong market. In particular, positions in diversified real estate companies Wharf Holdings and Kerry Properties and office owner Hongkong Land Holdings detracted from results.

A positive U.S. effect

In contrast, favorable stock selection and an overweighting in the strong U.S. REIT market added to the Fund’s relative results. The primary area of strength was in the industrial sector, which enjoyed especially strong results during the fiscal year. Accordingly, the Fund’s overweight positions in Duke Realty, DCT Industrial Trust, and First Industrial Realty Trust — which all gained more than 25% — added to the Fund’s relative performance.

Elsewhere, the Fund benefited from its position in MGM Growth Properties, an owner of casino gaming properties spun off from MGM Resorts International during the fiscal period. Among healthcare REITs, the Fund’s relative overweight in Alexandria Real Estate Equities added value. Shares of this owner and operator of laboratory space for pharmaceutical and biotechnology companies rose more than 20%.

In self-storage, the Fund’s average underweighting in Public Storage also aided relative performance. Along with other self-storage REITs, shares of Public Storage struggled amid slowing cash flow growth and high equity valuations.

The Fund’s relative performance was also hurt by its cash stake, which averaged 6% of the

2

portfolio for the fiscal year. This higher-than-normal allocation reflected the diminishing number of investment opportunities that we found attractively valued.

Maintaining a consistent approach

During the fiscal period, we followed the same management strategy that we do in all types of market environments. Specifically, we continued to emphasize those areas of the REIT market that we thought would benefit from a strong fundamental backdrop and where we saw attractive valuations. We kept our focus on real estate companies with the potential to continue growing their cash flow and prudently raise capital.

We finished the fiscal year with a significant underweight in U.K. office owners, in light of new supply coming to London as well as substantial post-Brexit uncertainty in the country. At fiscal year end, the Fund’s largest U.K. position was in Shaftesbury, an owner of retail properties that we thought could potentially benefit from a weaker British pound. As of fiscal year end, we continued to monitor our opportunities in the U.K. market, where we had to balance attractive valuations against the lack of an obvious catalyst to drive security prices higher.

In the United States, we remained underweight in the healthcare sector, given our persistent concerns about the senior housing industry. As the fiscal period progressed, we also became more cautious about self-storage, considering the increased supply weighing on industry fundamentals. Meanwhile, we continued to overweight the industrial sector because of its potential to benefit from continued strong demand for warehouse and distribution facilities.

We are encouraged by solid fundamentals across global real estate securities markets, with attractive dividend yields, favorable cash flow growth, and generally well-capitalized companies.

We remind investors to view global real estate securities not just as a source of potential income, but as total-return vehicles that have the capacity to combine yield with some long-term capital appreciation. Accordingly, we continue to emphasize a globally diversified collection of real estate investments with what we view as good total-return potential, solid fundamentals, and reasonable valuations — a combination that we believe may provide shareholders with attractive returns over time.

We believe global real estate securities markets hold plenty of potential for diversified portfolios that emphasize yield and long-term capital appreciation.

3

Performance summary
Delaware Global Real Estate Opportunities Fund	October 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2016
	1 year	5 years	Lifetime
Class A (Est. Jan. 10, 2007)
Excluding sales charge	+2.20%	+9.23%	+1.91%
Including sales charge	-3.67%	+7.94%	+1.29%
Class C (Est. Sept. 28, 2012)
Excluding sales charge	+1.24%	n/a	+6.65%
Including sales charge	+0.24%	n/a	+6.65%
Class R (Est. Sept. 28, 2012)
Excluding sales charge	+1.84%	n/a	+7.21%
Including sales charge	+1.84%	n/a	+7.21%
Institutional Class (Est. Jan. 10, 2007)
Excluding sales charge	+2.32%	+9.44%	+2.14%
Including sales charge	+2.32%	+9.44%	+2.14%
FTSE EPRA/NAREIT Developed Index	+3.38%	+9.22%	+1.77%*

* The benchmark lifetime return is for Class A share comparison only and is calculated using the last business day in the month of the Fund’s Class A inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a

4

sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

“Nondiversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.15% of the Fund’s average daily net assets during the period from Nov. 1, 2015, through Oct. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.72%	2.47%	1.97%	1.47%
(without fee waivers)
Net expenses	1.40%	2.15%	1.65%	1.15%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

* The aggregate contractual waiver period covering this report is from Feb. 27, 2015, through Feb. 28, 2017.

5

Performance summary

Delaware Global Real Estate Opportunities Fund

Performance of a $10,000 investment1

Average annual total returns from Jan. 10, 2007 (Fund’s inception) through Oct. 31, 2016

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Jan. 10, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the FTSE EPRA/NAREIT Developed Index as of Jan. 10, 2007. The FTSE EPRA/NAREIT Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in U.S. dollars.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DGRPX	245917653
Class C	DLPCX	245917646
Class R	DLPRX	245917638
Institutional Class	DGROX	245917620

7

Disclosure of Fund expenses

For the six-month period from May 1, 2016 to October 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2016 to Oct. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Global Real Estate Opportunities Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratio	Expenses Paid During Period 5/1/16 to 10/31/16*
Actual Fund return†
Class A	$1,000.00	$998.70	1.40%	$7.03
Class C	1,000.00	993.60	2.15%	10.77
Class R	1,000.00	997.60	1.65%	8.29
Institutional Class	1,000.00	999.80	1.15%	5.78

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.10	1.40%	$7.10
Class C	1,000.00	1,014.33	2.15%	10.89
Class R	1,000.00	1,016.84	1.65%	8.36
Institutional Class	1,000.00	1,019.36	1.15%	5.84

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / country and sector allocations
Delaware Global Real Estate Opportunities Fund	As of October 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Convertible Bond	0.63%
Common Stock by Country	94.32%
Australia	8.99%
Canada	0.38%
China/Hong Kong	6.11%
France	3.34%
Germany	5.43%
Ireland	1.24%
Japan	5.81%
Singapore	1.41%
Spain	0.90%
United Kingdom	4.52%
United States	56.19%
Short-Term Investments	5.08%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Diversified REITs	10.16%
Healthcare REITs	5.03%
Hotel REITs	4.07%
Industrial REITs	7.92%
Information Technology REITs	2.07%
Mall REITs	4.56%
Manufactured Housing REIT	0.70%
Mixed REIT	0.88%
Multifamily REITs	17.16%
Office REITs	12.14%
Office/Diversified REITs	2.14%
Real Estate Operating Companies/Developer	4.95%
Retail REITs	6.37%
Self-Storage REITs	1.80%
Shopping Center REITs	10.24%
Single Tenant REITs	4.13%
Total	94.32%

10

Schedule of investments
Delaware Global Real Estate Opportunities Fund	October 31, 2016

	Principal amount°	Value (U.S. $)

Convertible Bond – 0.63%

VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	412,000	$419,985

Total Convertible Bond (cost $404,895)		419,985

	Number of shares

Common Stock – 94.32%Δ

Australia – 8.99%
Charter Hall Group	259,669	928,392
Dexus Property Group	214,593	1,459,374
Goodman Group	246,819	1,274,858
GPT Group-In Specie @=†	1,377,200	0
Scentre Group	416,087	1,332,538
Westfield	148,220	1,003,483

		5,998,645

Canada – 0.38%
RioCan Real Estate Investment Trust	12,900	250,825

		250,825

China/Hong Kong – 6.11%
Hongkong Land Holdings	214,709	1,438,550
Hysan Development	168,072	775,829
Link REIT	89,500	638,169
Sino Land	152,000	258,705
Sun Hung Kai Properties	64,724	966,410

		4,077,663

France – 3.34%
Gecina	7,164	1,044,376
Klepierre	11,865	485,369
Unibail-Rodamco	2,921	695,817

		2,225,562

Germany – 5.43%
alstria office REIT †	98,127	1,266,236
Deutsche Wohnen	32,852	1,071,801
Vonovia	36,445	1,283,640

		3,621,677

Ireland – 1.24%
Green REIT	553,910	826,954

		826,954

Japan – 5.81%
Mitsubishi Estate	92,187	1,829,763
Mitsui Fudosan	64,446	1,469,040
Orix JREIT	144	246,751

11

Schedule of investments

Delaware Global Real Estate Opportunities Fund

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Japan (continued)
United Urban Investment	195	$328,936

		3,874,490

Singapore – 1.41%
Mapletree Commercial Trust	857,001	942,470

		942,470

Spain – 0.90%
Merlin Properties Socimi	53,207	598,098

		598,098

United Kingdom – 4.52%
Grainger	388,237	1,050,197
Shaftesbury	104,907	1,177,484
UNITE Group	115,687	783,761

		3,011,442

United States – 56.19%
Alexandria Real Estate Equities	9,347	1,007,700
American Campus Communities	18,607	969,611
Apartment Investment & Management	35,728	1,574,533
AvalonBay Communities	5,805	993,700
Brandywine Realty Trust	38,665	599,307
Brixmor Property Group	37,273	947,480
Crown Castle International	7,783	708,175
CubeSmart	22,500	586,575
DCT Industrial Trust	16,671	779,369
DDR	37,827	578,375
Duke Realty	21,877	572,084
Empire State Realty Trust	24,242	474,416
Equinix	1,875	669,900
Equity Commonwealth †	22,245	672,021
Equity LifeStyle Properties	6,196	469,905
Equity One	24,356	694,146
Equity Residential	25,835	1,595,311
Essex Property Trust	1,488	318,566
Federal Realty Investment Trust	1,965	285,377
First Industrial Realty Trust	33,982	897,465
General Growth Properties	23,542	587,373
Gramercy Property Trust	65,378	602,785
Healthcare Realty Trust	20,313	647,782
Host Hotels & Resorts	60,237	932,469
Kilroy Realty	14,706	1,056,332
Kimco Realty	13,732	365,408
Liberty Property Trust	14,541	587,893

12

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

United States (continued)
Mack-Cali Realty	32,846	$843,485
MGM Growth Properties	39,366	1,036,113
National Health Investors	6,991	529,638
National Retail Properties	18,663	851,406
Prologis	33,701	1,757,844
Public Storage	2,885	616,582
Regency Centers	10,641	766,897
Retail Properties of America	62,632	975,180
Simon Property Group	13,191	2,452,998
SL Green Realty	2,900	284,838
Spirit Realty Capital	90,248	1,074,854
STORE Capital	30,426	830,326
Sunstone Hotel Investors	59,569	748,187
UDR	21,677	758,045
Urban Edge Properties	34,347	886,496
Ventas	8,603	582,853
Vornado Realty Trust	10,208	947,098
Washington Real Estate Investment Trust	26,477	778,953
Welltower	8,588	588,536

		37,484,387

Total Common Stock (cost $65,026,208)		62,912,213

	Principal amount°

Short-Term Investments – 5.08%

Discount Notes – 1.89%≠
Federal Home Loan Bank
0.286% 12/21/16	480,537	480,403
0.30% 11/3/16	220,687	220,685
0.31% 1/25/17	110,638	110,557
0.315% 11/1/16	447,801	447,801

		1,259,446

Repurchase Agreements – 2.11%
Bank of America Merrill Lynch 0.25%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $386,942 (collateralized by U.S. government obligations 2.25% 11/15/24; market value $394,678)	386,939	386,939
Bank of Montreal 0.27%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $128,981 (collateralized by U.S. government obligations 0.125%–3.875% 11/30/17–2/15/45; market value $131,560)	128,980	128,980

13

Schedule of investments

Delaware Global Real Estate Opportunities Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.32%, dated 10/31/16, to be repurchased on 11/1/16, repurchase price $894,089 (collateralized by U.S. government obligations 0.00%–4.75% 4/30/17–2/15/45; market value $911,962)	894,081	$894,081

		1,410,000

U.S. Treasury Obligation – 1.08%≠
U.S. Treasury Bill 0.244% 11/3/16	722,012	722,008

		722,008

Total Short-Term Investments (cost $3,391,390)		3,391,454

Total Value of Securities – 100.03% (cost $68,822,493)		$66,723,652

@	Illiquid security. At Oct. 31, 2016, the aggregate value of illiquid securities was $0, which represents 0.00% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Oct. 31, 2016, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 10 in “Security type / country and sector allocations.”

†	Non-income-producing security.

The following foreign currency exchange contracts were outstanding at Oct. 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	HKD (850,041)	USD 109,551	11/2/16	$(54)
BNYM	JPY (12,734,964)	USD 121,123	11/4/16	(328)
BNYM	SGD (221,177)	USD 158,768	11/3/16	(212)

				$(594)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, where as only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

14

1 See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – BNY Mellon

HKD – Hong Kong Dollar

JPY – Japanese Yen

REIT – Real Estate Investment Trust

SGD – Singapore Dollar

USD – U.S. Dollar

See accompanying notes, which are an integral part of the financial statements.

15

Statement of assets and liabilities
Delaware Global Real Estate Opportunities Fund	October 31, 2016

Assets:
Investments, at value[1]	$63,332,198
Short-term investments, at value[2]	3,391,454
Cash	906,178
Receivable for securities sold	1,102,638
Receivable for fund shares sold	91,399
Dividends and interest receivable	73,398
Foreign tax reclaims receivable	27,565

Total assets	68,924,830

Liabilities:
Payable for securities purchased	1,094,774
Payable for fund shares redeemed	1,020,435
Other accrued expenses	52,315
Investment management fees payable to affiliates	32,418
Distribution fees payable to affiliates	8,580
Audit and tax fees payable	6,760
Foreign currencies, at value[3]	2,449
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,158
Unrealized depreciation of foreign currency exchange contracts	594
Accounting and administration expenses payable to affiliates	270
Trustees’ fees and expenses payable	201
Legal fees payable to affiliates	94
Reports and statements to shareholders expenses payable to affiliates	29

Total liabilities	2,220,077

Total Net Assets	$66,704,753

Net Assets Consist of:
Paid-in capital	$123,927,982
Undistributed net investment income	744,889
Accumulated net realized loss on investments	(55,865,717)
Net unrealized depreciation of investments	(2,098,841)
Net unrealized depreciation of foreign currencies	(2,966)
Net unrealized depreciation of foreign currency exchange contracts	(594)

Total Net Assets	$66,704,753

16

Net Asset Value
Class A:
Net assets	$28,247,220
Shares of beneficial interest outstanding, unlimited authorization, no par	3,866,564
Net asset value per share	$7.31
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$7.76

Class C:
Net assets	$2,837,404
Shares of beneficial interest outstanding, unlimited authorization, no par	389,556
Net asset value per share	$7.28

Class R:
Net assets	$200,776
Shares of beneficial interest outstanding, unlimited authorization, no par	27,517
Net asset value per share	$7.30

Institutional Class:
Net assets	$35,419,353
Shares of beneficial interest outstanding, unlimited authorization, no par	4,852,512
Net asset value per share	$7.30
[1]Investments, at cost	$65,431,103
[2]Short-term investments, at cost	3,391,390
[3]Foreign currencies, at cost	(2,049)

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations
Delaware Global Real Estate Opportunities Fund	Year ended October 31, 2016

Investment Income:
Dividends	$1,295,447
Interest	21,270
Foreign tax withheld	(47,371)

1,269,346

Expenses:
Management fees	528,640
Registration fees	69,037
Distribution expenses – Class A	50,252
Distribution expenses – Class C	28,864
Distribution expenses – Class R	1,096
Dividend disbursing and transfer agent fees and expenses	52,013
Audit and tax fees	43,203
Custodian fees	28,655
Reports and statements to shareholders expenses	24,767
Accounting and administration expenses	17,127
Legal fees	2,847
Trustee’s fees and expenses	2,515
Other	15,211

864,227
Less expenses waived	(171,429)
Less expense paid indirectly	(94)

Total operating expenses	692,704

Net Investment Income	576,642

Net Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	2,636,311
Foreign currencies	35,622
Foreign currency exchange contracts	516,424
Options written	5,900

Net realized gain	3,194,257

Net change in unrealized appreciation (depreciation) of:
Investments	(3,336,156)
Foreign currencies	2,048
Foreign currency exchange contracts	312

Net change in unrealized appreciation (depreciation)	(3,333,796)

Net Realized and Unrealized Loss	(139,539)

Net Increase in Net Assets Resulting from Operations	$437,103

See accompanying notes, which are an integral part of the financial statements.

18

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Statements of changes in net assets

Delaware Global Real Estate Opportunities Fund

	Year ended
	10/31/16	10/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$576,642	$630,746
Net realized gain	3,194,257	3,874,736
Net change in unrealized appreciation (depreciation)	(3,333,796)	(4,076,104)

Net increase in net assets resulting from operations	437,103	429,378

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(159,517)	(137,457)
Class C	(7,510)	(24,824)
Class R	(1,812)	(2,606)
Institutional Class	(339,745)	(909,598)

	(508,584)	(1,074,485)

Capital Share Transactions:
Proceeds from shares sold:
Class A	22,489,581	5,329,594
Class C	924,672	1,269,441
Class R	78,508	217,676
Institutional Class	26,248,747	12,635,818

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	153,648	130,874
Class C	6,934	22,528
Class R	1,812	2,606
Institutional Class	287,089	340,357

	50,190,991	19,948,894

20

	Year ended
	10/31/16	10/31/15
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(3,178,074)	$(3,445,426)
Class C	(964,469)	(567,760)
Class R	(167,977)	(50,962)
Institutional Class	(16,903,258)	(31,250,131)

	(21,213,778)	(35,314,279)

Increase (decrease) in net assets derived from capital share transactions	28,977,213	(15,365,385)

Net Increase (Decrease) in Net Assets	28,905,732	(16,010,492)

Net Assets:
Beginning of year	37,799,021	53,809,513

End of year	$66,704,753	$37,799,021

Undistributed (distributions in excess of) net investment income	$744,889	$(33,297)

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights

Delaware Global Real Estate Opportunities Fund Class A1

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust, pursuant to the reorganization (Reorganization) of The Global Real Estate Securities Portfolio which occurred after the close of business on Sept. 28, 2012. Prior to the Reorganization, the Fund had no investment operations. The information shown for 2012 and earlier is historical information for The Global Real Estate Securities Portfolio. Because the Fund’s fees and expenses are higher than those of The Global Real Estate Securities Portfolio, the Fund’s performance would have been lower than that of The Global Real Estate Securities Portfolio.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral of the financial statements.

22

		Year ended

10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$7.220	$7.200	$6.650	$6.060	$5.370

0.073	0.077	0.116	0.079	0.103
0.085	0.077	0.642	0.696	0.799

0.158	0.154	0.758	0.775	0.902

(0.068)	(0.134)	(0.208)	(0.185)	(0.212)

(0.068)	(0.134)	(0.208)	(0.185)	(0.212)

$7.310	$7.220	$7.200	$6.650	$6.060

2.20%	2.16%	11.80%	13.11%	17.79%

$28,247	$8,481	$6,571	$4,340	$297
1.40%	1.41%	1.40%	1.40%	1.38%
1.72%	1.73%	1.78%	1.66%	1.52%
0.98%	1.07%	1.72%	1.21%	1.65%
0.66%	0.75%	1.34%	0.95%	1.51%
193%	116%	107%	112%	128%

23

Financial highlights

Delaware Global Real Estate Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended				10/1/12[1] to 10/31/12

10/31/16	10/31/15	10/31/14	10/31/13

$7.210	$7.190	$6.640	$6.060	$5.960

0.017	0.023	0.066	0.030	(0.005)
0.072	0.078	0.637	0.705	0.105

0.089	0.101	0.703	0.735	0.100

(0.019)	(0.081)	(0.153)	(0.155)	—

(0.019)	(0.081)	(0.153)	(0.155)	—

$7.280	$7.210	$7.190	$6.640	$6.060

1.24%	1.41%	11.06%	12.23%	1.68%

$2,838	$2,850	$2,119	$572	$25
2.15%	2.16%	2.15%	2.15%	2.15%
2.47%	2.48%	2.53%	2.41%	2.52%
0.23%	0.32%	0.97%	0.46%	(0.93%	)
(0.09% )	0.00%	0.59%	0.20%	(1.30%	)
193%	116%	107%	112%	128%	[4]

25

Financial highlights

Delaware Global Real Estate Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended				10/1/12[1] to

10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$7.220	$7.190	$6.640	$6.060	$5.960

0.053	0.059	0.101	0.062	(0.002)
0.079	0.086	0.637	0.699	0.102

0.132	0.145	0.738	0.761	0.100

(0.052)	(0.115)	(0.188)	(0.181)	—

(0.052)	(0.115)	(0.188)	(0.181)	—

$7.300	$7.220	$7.190	$6.640	$6.060

1.84%	2.03%	11.48%	12.87%	1.68%

$201	$286	$121	$24	$7
1.65%	1.66%	1.65%	1.65%	1.65%
1.97%	1.98%	2.03%	2.00%	2.12%
0.73%	0.82%	1.47%	0.96%	(0.43%)
0.41%	0.50%	1.09%	0.61%	(0.90%)
193%	116%	107%	112%	128%[4]

27

Financial highlights

Delaware Global Real Estate Opportunities Fund Institutional Class1

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:

Net investment income[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust, pursuant to the reorganization (Reorganization) of The Global Real Estate Securities Portfolio which occurred after the close of business on Sept. 28, 2012. Prior to the Reorganization, the Fund had no investment operations. The information shown for 2012 and earlier is historical information for The Global Real Estate Securities Portfolio. Because the Fund’s fees and expenses are higher than those of The Global Real Estate Securities Portfolio, the Fund’s performance would have been lower than that of The Global Real Estate Securities Portfolio.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended

10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$7.220	$7.190	$6.650	$6.060	$5.390

0.090	0.095	0.132	0.094	0.105
0.077	0.086	0.633	0.707	0.791

0.167	0.181	0.765	0.801	0.896

(0.087)	(0.151)	(0.225)	(0.211)	(0.226)

(0.087)	(0.151)	(0.225)	(0.211)	(0.226)

$7.300	$7.220	$7.190	$6.650	$6.060

2.32%	2.55%	11.93%	13.58%	17.68%

$35,419	$26,182	$44,999	$49,291	$76,426
1.15%	1.16%	1.15%	1.15%	1.13%
1.47%	1.48%	1.53%	1.41%	1.27%
1.23%	1.32%	1.97%	1.46%	1.90%
0.91%	1.00%	1.59%	1.20%	1.76%
193%	116%	107%	112%	128%

29

Notes to financial statements

Delaware Global Real Estate Opportunities Fund	October 31, 2016

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Global Real Estate Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return through a combination of current income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these

30

foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2013–Oct. 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2016, and matured on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires

31

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

1. Significant Accounting Policies (continued)

management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Oct. 31, 2016.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2016, the Fund earned $94 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.99% on the first $100 million of the average daily net assets of the Fund, 0.90% on the next $150 million, and 0.80% on average daily net assets in excess of $250 million.

DMC has contractually agreed to waive that portion if any, of its investment advisory fees and/or pay/ reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding

32

any distribution and service (12b-1) fees, acquired funds fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) do not exceed 1.15% of the Fund’s average daily net assets from Nov. 1, 2015 through Oct. 31, 2016.* For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement may only be terminated by agreement of DMC and the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Oct. 31, 2016, the Fund was charged $2,528 for these services. This amount is included on the “Statement of operation” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. For the year ended Oct. 31, 2016, the Fund was charged $10,993 for these services. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included in the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no 12b-1 fee.

* The aggregate contractual waiver period covering this report is from Feb. 27, 2015, through Feb. 28, 2017.

33

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2016, the Fund was charged $1,094 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2016, DDLP earned $7,286 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2016, DDLP received gross CDSC commissions of $1,037 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Oct. 31, 2016 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Oct. 31, 2016, the Fund engaged in securities purchases of $33,921. There were no securities sales and realized gains or losses under Rule 17a-7 for the year ended Oct. 31, 2016.

3. Investments

For the year ended Oct. 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$125,356,305
Sales	97,300,088

At Oct. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$70,541,649

Aggregate unrealized appreciation of investments	$960,884
Aggregate unrealized depreciation of investments	(4,778,881)

Net unrealized depreciation of investments	$(3,817,997)

34

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

35

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2016:

Securities	Level 1	Level 2	Level 3	Total
Convertible Bond	$—	$419,985	$—	$419,985
Common Stock	62,912,213	—	—	62,912,213
Short-Term Investments	—	3,391,454	—	3,391,454

Total Value of Securities	$62,912,213	$3,811,439	$—	$66,723,652

Foreign Currency Exchange Contracts	$—	$(594)	$—	$(594)

A security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

During the year ended Oct. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2016 and 2015 was as follows:

	Year ended
	10/31/16	10/31/15
Ordinary income	$508,584	$1,074,485

36

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$123,927,982
Undistributed ordinary income*	783,341
Capital loss carryforwards	(54,185,341)
Unrealized depreciation of investments, foreign currencies, and derivatives	(3,821,229)

Net assets	$66,704,753

* The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, expiring capital loss carryforwards and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2016, the Fund recorded the following reclassifications:

Undistributed net investment income	$710,128
Accumulated net realized loss	32,757,502
Paid in capital	(33,467,630)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $33,467,630 capital loss carryforwards expired at Oct. 31, 2016. $3,324,769 was utilized in 2016. Capital loss carryforwards remaining at Oct. 31, 2016 will expire as follows: $50,784,384 expires in 2017, and $3,400,957 expires in 2018.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Oct. 31, 2016, there were no capital loss carryforwards incurred under the Act.

37

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/16	10/31/15
Shares sold:
Class A	3,110,288	726,942
Class C	125,876	176,261
Class R	10,898	29,537
Institutional Class	3,570,524	1,749,605

Shares issued upon reinvestment of dividends and distributions:
Class A	20,914	18,184
Class C	968	3,126
Class R	253	363
Institutional Class	39,472	47,539

	6,879,193	2,751,557

Shares redeemed:
Class A	(438,843)	(483,467)
Class C	(132,784)	(78,756)
Class R	(23,230)	(7,087)
Institutional Class	(2,385,423)	(4,423,911)

	(2,980,280)	(4,993,221)

Net increase (decrease)	3,898,913	(2,241,664)

Certain shareholders may exchange shares of one class of shares for another class in the same fund. For the year ended Oct. 31, 2016, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

	Exchange Redemptions	Exchange Subscriptions
Year ended	Class A Shares	Institutional Class Shares	Value
10/31/16	26,429	26,452	$200,664

38

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expired on Nov. 7, 2016.

The Fund had no amount outstanding as of Oct. 31, 2016, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The Fund may also enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

39

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

8. Derivatives (continued)

During the year ended Oct. 31, 2016, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no open written option contracts at Oct. 31, 2016.

Transactions in options written during the year ended Oct. 31, 2016 were as follows:

	Number of Contracts	Premiums
Options outstanding Oct. 31, 2015	—	$—
Options written	30	5,900
Options expired	(30)	(5,900)

Options outstanding Oct. 31, 2016	—	$—

During the year ended Oct. 31, 2016, the Fund used options contracts to protect the value of portfolio securities.

Fair values of derivative instruments as of Oct. 31, 2016 was as follows:

Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts
Unrealized depreciation of foreign currency exchange contracts	$594

40

The effect of derivative instruments on the “Statement of operations” for the year ended Oct. 31, 2016 was as follows:

	Net Realized Gain on:
	Foreign Currency Contracts	Options Written	Total
Foreign currency exchange
contracts	$516,424	$—	$516,424
Equity contracts	—	5,900	5,900

Total	$516,424	$5,900	$522,324

Net Change in Unrealized Appreciation (Depreciation) of:
Foreign Currency Contracts
Forward currency exchange contracts	$312

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2016:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	USD 181,043	USD 131,660
Options contracts (average notional value)	—	160

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the

41

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

9. Offsetting (continued)

ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Oct. 31, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$—	$(594)	$(594)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$(594)	$—	$—	$—	$—	$(594)

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$386,939	$(386,939)	$—	$(386,939)	$—
Bank of Montreal	128,980	(128,980)	—	(128,980)	—
BNP Paribas	894,081	(894,081)	—	(894,081)	—

Total	$1,410,000	$(1,410,000)	$—	$(1,410,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Oct. 31, 2016.

(b)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the

42

collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2016, the Fund had no securities out on loan.

43

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2016, there were no Rule 144A securities held by the Fund. Illiquid securities have been identified on the “Schedule of investments.” When monitoring compliance with the Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Fund will be considered.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described in

44

Note 7 and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2016 that would require recognition or disclosure in the Fund’s financial statements.

45

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and the Shareholders of Delaware Global Real Estate Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Global Real Estate Opportunities Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2016

46

Other Fund information (Unaudited)

Delaware Global Real Estate Opportunities Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualifying Dividends[1]	1.57%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended Oct. 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income was 37.82%. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

For the fiscal year ended Oct. 31, 2016, certain interest income paid by the Fund, has been determined to be Qualified Interest Income, and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Oct. 31, 2016, the Fund has reported maximum distributions of Qualified Interest Income of $5,389. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Board consideration of Delaware Global Real Estate Opportunities Fund investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Global Real Estate Opportunities Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by

47

Other Fund information (Unaudited)

Delaware Global Real Estate Opportunities Fund

Board consideration of Delaware Global Real Estate Opportunities Fund investment advisory agreement (continued)

Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/

48

worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional global real estate funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expense were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through Feb. 28, 2017 and various initiatives implemented by Management, such as the outsourcing the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations,

49

Other Fund information (Unaudited)

Delaware Global Real Estate Opportunities Fund

Board consideration of Delaware Global Real Estate Opportunities Fund investment advisory agreement (continued)

including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments® Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract did not fall within the standardized fee pricing structure because the Fund was very similar to another existing product offered by DMC, and Management wanted consistency of the fee structure as between the two similar funds. In addition, the Fund generally invests a significant portion of its assets in international (including emerging markets) securities, an asset category that requires more research and firm resources than is typically true for funds investing in domestic securities.

50

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [3]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor

52

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	62	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.

Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

53

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

54

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

55

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

56

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) and		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) —
PNC Financial		Director —
Services Group		HSBC Bank

Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, Audit Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003) —
3M Company

57

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

58

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Daniel V. Geatens has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Richard Salus has served	62	None[3]
in various capacities at different times at
Delaware Investments.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

59

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments ®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Global Real Estate Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Forms N-Q are available without charge on the Fund’s website at delawareinvestments.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

60

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Delaware Group Adviser Funds (“Funds”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Funds has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Funds’ financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Funds’ financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation, and her service as an audit committee chairperson for a non-profit organization.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain time periods, the Funds’ filings with the SEC that contains the Funds’ financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Funds could be required to have independent audits conducted on the Funds’ previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Funds’ ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Funds.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $110,130 for the fiscal year ended October 31, 2016.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $105,935 for the fiscal year ended October 31, 2015.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended October 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,876 for the fiscal year ended October 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,876 for the fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2015.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2016.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2015.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,665,000 and $11,111,212 for the registrant’s fiscal years ended October 31, 2016 and October 31, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® ADVISER FUNDS

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 5, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 5, 2017